STRATEGIC PARTNERS BALANCED FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

September 13, 2006

Dear Shareholder:

I am writing to ask you to vote on an important proposal whereby all of the assets of Strategic Partners Balanced Fund (SP Fund) would be acquired by Dryden Active Allocation Fund, (Dryden Fund and together with the SP Fund, the Funds), and the Dryden Fund would assume all of the liabilities of the SP Fund (the Reorganization). SP Fund is a series of Strategic Partners Mutual Funds, Inc. (SP Mutual Funds), a Maryland corporation. Dryden Active Allocation Fund is a series of Prudential Investment Portfolios, Inc. (PIP), a Maryland corporation. The shareholders' meeting (the Meeting) is scheduled for Thursday, November 30, 2006 at 5:00 p.m. Eastern time.

The Board of Directors of SP Mutual Funds has reviewed and approved the proposal and recommended that the proposal be presented to the shareholders of the SP Fund for their consideration. Although the Board has determined that the proposal is in your best interests, the final decision to approve the proposal is up to you.

Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

If the Reorganization is approved, shareholders of the SP Fund would have the opportunity to participate in a mutual fund with a similar investment objective and investment policies. Combining the SP Fund with the Dryden Fund will allow shareholders of both Funds to enjoy a larger asset base over which certain expenses will be spread. As a result of the Reorganization, the shareholders of the SP Fund are expected to realize a reduction in both the net and gross annual operating expenses borne by shareholders, including a reduction in investment management fees due to the larger asset base of the Dryden Fund, as a result of the proposed Reorganization.

The accompanying combined proxy statement and prospectus includes a detailed description of the proposal. Please read the enclosed materials carefully and cast your vote.

To vote, you may use any of the following methods:

•  By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage paid envelope. Proxy cards must be received by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

•  By Internet. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

•  By Telephone. If your fund shares are held in your own name, call 1-800-690-6903 toll-free. If your fund shares are held on your behalf in a brokerage account, call 1-800-454-8683 toll-free. Enter your 12-digit control number from your proxy card. Follow the simple instructions. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

Special Note for Systematic Investment Plans (e.g., Automatic Investment Plan, Systematic Exchange, etc.). Shareholders in systematic investment plans must contact their financial adviser or call our customer service division, toll free, at 1-800-225-1852 to change their investment options. Otherwise, if a proposed transaction is approved, starting on the day following the closing of the proposed transaction (which is expected to occur as soon as reasonably practicable after the Meeting), future purchases will automatically be made in shares of the Dryden Fund.

If you have any questions before you vote, please call D.F. King & Co., Inc., at 1-800-735-3428 toll-free. They will be happy to help you understand the proposal and assist you in voting.

  Judy A. Rice
President

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STRATEGIC PARTNERS BALANCED FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of the Strategic Partners Balanced Fund (the SP Fund), a series of Strategic Partners Mutual Funds, Inc. (SP Mutual Funds), a Maryland corporation, will be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, on Thursday, November 30, 2006 at 5:00 p.m. Eastern time, for the following purpose:

1.  For shareholders of the SP Fund to approve or disapprove a Plan of Reorganization under which the SP Fund will transfer all of its assets to, and all of its liabilities will be assumed by, the Dryden Active Allocation Fund (the Dryden Fund), a series of Prudential Investment Portfolios, Inc. (PIP), a Maryland corporation. In connection with this proposed reorganization, each whole and fractional share of each class of the SP Fund will be exchanged for whole and fractional shares of equal dollar value of the corresponding class of the Dryden Fund and outstanding shares of the SP Fund will be cancelled and the SP Fund will be liquidated.

2.  To transact such other business as may properly come before the Meeting or any adjournments or postponements of the Meeting.

The Board of Directors of SP Mutual Funds, on behalf of the SP Fund, has fixed the close of business on September 1, 2006 as the record date for the determination of the shareholders of the SP Fund, entitled to notice of, and to vote at, the Meeting and any adjournments of the Meeting.

  Deborah A. Docs
  Secretary

Dated: September 13, 2006

A proxy card is enclosed along with this combined Prospectus and Proxy Statement. Please vote your shares today by signing and returning the enclosed proxy card in the postage prepaid envelope provided. You may also vote by telephone or via the Internet as described in the enclosed materials. The Board of Directors of SP Mutual Funds recommend that you vote FOR the proposal.

Your vote is important.
Please return your proxy card promptly
or vote by telephone or over the internet.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also vote by telephone or via the Internet as described in the materials provided to you. In order to avoid unnecessary expense, we ask for your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2.  JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

REGISTRATION			VALID SIGNATURE
A.	1.	XYZ Corporation	John Smith, President

	2.	XYZ Corporation	John Smith, President

		c/o John Smith, President

B.	1.	ABC Company Profit Sharing Plan	Jane Doe, Trustee

	2.	Jones Family Trust	Charles Jones, Trustee

	3.	Sarah Clark, Trustee	Sarah Clark, Trustee

		u/t/d 7/1/85

C.	1.	Thomas Wilson, Custodian	Thomas Wilson, Custodian

		f/b/o Jessica Wilson UTMA

		New Jersey

PROXY STATEMENT
for
STRATEGIC PARTNERS BALANCED FUND,
A SERIES OF STRATEGIC PARTNERS MUTUAL FUNDS, INC.
and
PROSPECTUS
for
DRYDEN ACTIVE ALLOCATION FUND,
A SERIES OF PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
(973) 367-7521

Dated September 13, 2006

Acquisition of the Assets, and Assumption of Liabilities, of the Strategic Partners Balanced Fund
by, and in exchange for shares of, the Dryden Active Allocation Fund

This combined Proxy Statement and Prospectus (Prospectus/Proxy Statement) is being furnished to the shareholders of Strategic Partners Balanced Fund (the SP Fund), a series of Strategic Partners Mutual Funds, Inc. (SP Mutual Funds), a Maryland corporation, in connection with the solicitation of proxies by the Board of Directors of SP Mutual Funds for use at a special meeting of shareholders of the SP Fund and at any adjournments or postponements thereof (the Meeting).

The Meeting will be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 on Thursday, November 30, 2006 at: 5:00 p.m. Eastern time. This Prospectus/Proxy Statement first will be sent to shareholders on or about September 20, 2006.

The purpose of the Meeting is for shareholders of the SP Fund to vote on a Plan of Reorganization (the Plan) under which the SP Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Dryden Active Allocation Fund (the Dryden Fund), a series of Prudential Investment Portfolios, Inc. (PIP), a Maryland corporation, in exchange for shares of the Dryden Fund, which will be distributed to shareholders of the SP Fund, and the subsequent cancellation of shares of the SP Fund and its liquidation (the Reorganization).

If the Plan is approved, as soon as practicable following the Meeting or any adjournment thereof, each whole and fractional share of each class of the SP Fund shall be exchanged for whole and fractional shares of equal dollar value of the equivalent class of the Dryden Fund, the shareholders of the SP Fund will become shareholders of the Dryden Fund and the SP Fund will be liquidated.

The investment objectives and policies of the SP Fund and the Dryden Fund are similar. The investment objective of the SP Fund is to seek capital growth and current income while the investment objective of the Dryden Fund is to seek income and long-term growth of capital. The SP Fund pursues its objective by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities. For the equity portion of the Fund, the Fund's subadviser uses quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the subadviser ranks stocks, primarily the 1,500 largest publicly traded companies in the United States (measured by the value of their stock), from most attractive to least attractive, using a computer model that measures each stock's value as well as its growth potential. In the second step, the subadviser uses a technique called portfolio optimization to seek to create a portfolio that provides better returns than the S&P 500 Index without taking on significant additional risk. When deciding whether to sell a security, the subadviser considers the security's computer-generated ranking, other factors such as the security's price, whether a security's risk parameters outweigh its return opportunities, general market conditions and any other factors the subadviser deems relevant. The SP Fund invests the fixed-income portion of its portfolio in a diversified portfolio of high-grade government, corporate, asset-backed and similar securities payable in U.S currency. At least

80% of the fixed-income assets are invested in securities that, at the time of purchase, are rated within the three highest categories by a nationally recognized statistical rating organization. Up to 20% of the fixed-income assets may be invested in securities rated in the fourth category and up to 15% of the fixed-income assets may be invested in securities in the fifth category. Under normal market conditions, the weighted average maturity of the fixed-income portion of the Fund is in the 3 to 10 year range. The subadviser adjusts the weighted average portfolio maturity in response to expected changes in interest rates.

The Dryden Fund normally invests 40%-75% of its total assets in equity-related securities and 25-60% of its total assets in investment grade fixed-income securities. With respect to the equity portion of the portfolio, the Fund's subadviser uses behavioral finance models to select securities that they believe are underpriced while seeking to maintain a profile similar to Standard and Poor's 500 Composite Stock Price Index. The Fund may also invest up to 20% of total assets in fixed-income securities rated lower than investment grade, known as "junk bonds." The Dryden Fund uses an asset allocation strategy that involves actively shifting among asset classes in order to capitalize on perceived valuation opportunities and to seek to maximize the Fund's total return. If the shareholders of the SP Fund approve the Plan, such shareholders will become shareholders of the Dryden Fund.

This Prospectus/Proxy Statement sets forth concisely the information about the proposed Plan and the issuance of shares of the Dryden Fund that you should know about before voting. You should retain it for future reference. Additional information about the Dryden Fund and the proposed reorganization has been filed with the Securities and Exchange Commission (SEC) and can be found in the following documents, which are incorporated by reference into this Prospectus/Proxy Statement:

•  The Prospectus for the Dryden Fund, dated November 30, 2005, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

•  The Statement of Additional Information (SAI) for the Dryden Fund dated November 30, 2005, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•  An SAI dated September 13, 2006, relating to this Prospectus/Proxy Statement, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•  A Semi-Annual Report to Shareholders of the Dryden Fund for the period ending March 31, 2006, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

•  An Annual Report to Shareholders of the Dryden Fund for the fiscal year end September 30, 2005, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

You may request a free copy of these documents by calling 1-800-225-1852 or by writing to the Funds at the above address.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, including the Plan. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan for the SP Fund (attached as Exhibit A), the Prospectus for the Dryden Fund (enclosed as Exhibit B); and the SAI relating to this Prospectus/Proxy Statement. This Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read these materials for more complete information.

The Proposal

You are being asked to consider and approve a Plan that will have the effect of combining the SP Fund and the Dryden Fund into a single mutual fund. The Funds are each a series of an open-end investment company that is organized as a Maryland corporation.

If the shareholders of the SP Fund vote to approve the Plan, the assets of that Fund will be transferred to, and all of the liabilities of that Fund will be assumed by, the Dryden Fund in exchange for an equal value of shares of the Dryden Fund. Shareholders of the SP Fund will have their shares exchanged for shares of the Dryden Fund of equal dollar value based upon the value of the shares at the time that the SP Fund's assets are transferred to the Dryden Fund. After the transfer of assets and exchange of shares have been completed, the SP Fund will be liquidated and dissolved. If the Plan is approved, you will cease to be a shareholder of the SP Fund and will become a shareholder of the Dryden Fund.

For the reasons set forth in the "Reasons for the Reorganization" section, the Boards of Directors of SP Mutual Funds and PIP have determined that the proposed reorganization is in the best interests of the SP Fund, the Dryden Fund and the shareholders of the SP Fund and the Dryden Fund, and have also concluded that the shareholders of the Funds would not be subject to any dilution in value as a result of the consummation of the Plan.

The Board of Directors of SP Mutual Funds, on behalf of the SP Fund, unanimously approved the Plan and recommend that you vote to approve the Plan.

Shareholder Voting

Shareholders who owned shares of the SP Fund at the close of business on September 1, 2006 (the Record Date) will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of the SP Fund. The approval of the Plan requires the affirmative vote of the holders of a majority (as defined under the Investment Company Act of 1940 Act (the 1940 Act)) of the total number of shares of capital stock of the SP Fund outstanding and entitled to vote thereon.

For the purposes of this vote, a 1940 Act majority means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the voting shares of a Fund represented at a meeting at which more than 50% of the outstanding voting shares of the SP Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of the SP Fund.

Please vote your shares as soon as you receive this Prospectus/Proxy Statement. You may vote by completing and signing the enclosed ballot (proxy card) or via the Internet or by phone. If you vote by any of these methods, your votes will be officially cast at the Meeting for you by persons appointed as proxies. If you own shares in multiple accounts, you will receive multiple proxy cards. Each proxy card must be voted for all of your shares to be voted.

You can revoke or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

COMPARISON OF IMPORTANT FEATURES

The Investment Objectives and Policies of the Funds

This section describes the investment objectives and policies of the Funds and the differences between them. For a complete description of the investment policies and risks for the Dryden Fund, you should read the Prospectus (enclosed as Exhibit B) and SAI for the Dryden Fund, each of which is incorporated by reference into this Prospectus/Proxy Statement.

The investment objectives of the Funds are similar. The investment objective of the SP Fund is to seek capital growth and current income while the investment objective of Dryden Fund is to seek income and long-term growth of capital. The investment objective of the Dryden Fund is a fundamental policy that cannot be changed by the Fund's Board of Directors without shareholder approval. In contrast, the investment objective of the SP Fund is not a fundamental policy and may be changed by the Fund's Board of Directors without shareholder approval. There can be no assurance that the Funds will achieve their investment objectives.

Each Fund pursues its investment objective through various investment strategies that are employed by that Fund's respective subadviser(s) as follows:

•  Under normal circumstances the SP Fund will invest approximately 60% of the Fund's assets in equity securities and the remainder in bonds and other fixed-income securities. Up to 20% of the Fund's fixed-income assets may be invested in securities rated in the fourth and up to 15% may be invested in the fifth categories by a nationally recognized statistical rating organization. These fixed-income securities are rated lower than investment grade and are commonly known as "junk bonds".

•  Under normal circumstances the Dryden Fund will invest 40%-75% of its total assets in equity-related securities and 25%-60% of its total assets in investment grade fixed-income securities. The Dryden Fund may invest up to 20% of its total assets in junk bonds. Normally, the Dryden Fund may invest up to 35% of its total assets in money market instruments. Up to 35% of the Fund's total assets may be invested in foreign equity and debt securities. Up to 30% of the Dryden Fund's total assets may be used in investment techniques involving leverage, such as dollar rolls, forward rolls and reverse repurchase agreements. The Dryden Fund may also use derivatives for hedging or to improve the Fund's return.

The SP Fund's investment style generally takes a growth approach to investing in equity securities. For the equity portion of the SP Fund, the Fund's subadviser uses quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the subadviser ranks stocks, primarily the 1,500 largest publicly traded companies in the United States (measured by the value of their stock), from most attractive to least attractive, using a computer model that measures of each stock's value as well as its growth potential. In the second step, the subadviser uses a technique called portfolio optimization to seek to create a portfolio that provides better returns than the Standard & Poor's 500 Index (S&P 500 Index) without taking on significant additional risk. When deciding whether to sell a security, the subadviser considers the security's computer-generated ranking, other factors such as the security's price, whether a security's risk parameters outweigh its return opportunities, general market conditions and any other factors the subadviser deems relevant. The SP Fund invests the fixed-income portion of its portfolio in a diversified portfolio of high-grade government, corporate, asset-backed and similar securities payable in U.S currency. At least 80% of the fixed-income assets are invested in securities that, at the time of purchase, are rated within the three highest categories by a nationally recognized statistical rating organization. Up to 20% of the fixed-income assets may be invested in securities rated in the fourth category and up to 15% of the fixed-income assets may be invested in securities in the fifth category (i.e., junk bonds). Under normal market conditions, the weighted average maturity of the fixed-income portion of the SP Fund are in the 3 to 10 year range. The subadviser adjusts the weighted average portfolio maturity in response to expected changes in interest rates.

With respect to the equity portion of its portfolio, the Dryden Fund's subadviser uses behavioral finance models to select securities that they believe are underpriced while seeking to maintain a profile similar to the Standard and Poor's 500 Composite Stock Price Index. The Dryden Fund uses an asset allocation strategy that involves actively shifting among asset classes in order to capitalize on perceived valuation opportunities and to seek to maximize the Fund's return.

The SP Fund and the Dryden Fund are each a diversified investment company under the 1940 Act and therefore subject to additional restrictions. See "Comparison of Other Policies – Diversification" and "Investment Restrictions" below.

The Funds typically distribute annually all or substantially all of their ordinary income and net realized capital gains.

After the Reorganization is completed, it is expected that the Dryden Fund will continue be managed according to its current investment objective and policies.

Comparison of Other Policies

Diversification

The SP Fund and the Dryden Fund are each "diversified" investment companies under the 1940 Act. As diversified investment companies, with respect to 75% of their assets, the SP Fund and the Dryden Fund cannot invest more than 5% of their assets in the securities of any one issuer or cannot hold more than 10% of the outstanding voting securities of such issuer.

Foreign Securities

Each Fund may invest in securities of foreign issuers. The SP Fund may invest a portion of its total assets in securities of foreign issuers. The Dryden Fund may invest up to 15% of its total assets in foreign equity securities and up to 20% of its total assets in fixed-income securities of foreign issuers.

Derivative Instruments

Each Fund may utilize various derivative instruments. Generally, with derivatives, the subadviser is trying to predict whether the underlying investment – a security, market index, currency, interest rate or some other asset, rate or index – will go up or down at some future date. Each Fund may use derivatives to try to reduce risk or to increase return, taking into account the Fund's overall investment objective. Derivative instruments include futures, options, options on futures, foreign currency forward contracts and swaps. Derivatives involve costs and can be volatile. When using certain derivative strategies, each Fund may need to segregate cash or other liquid assets. Any derivatives that are not offset by the Fund's underlying positions may result in losses to the Fund that would not otherwise have occurred. The Funds cannot guarantee these derivative strategies will work, that the instruments necessary to implement these strategies will be available or that the Funds will not lose money.

Dollar Rolls

The Funds may enter into dollar rolls. When either Fund enters into a dollar roll, the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase, as well as the interest earned on the cash proceeds of the initial sale.

Swap Transactions

The Funds may enter into swap transactions. Swap transactions are two party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including, but not limited to, credit default swaps, interest rate swaps, total return and index swaps and currency exchange swaps.

Options

The Funds may purchase and sell put and call options on equity securities, stock indexes, swaps and foreign currencies traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities or currencies in exchange for a premium. The Dryden Fund will sell only covered options. The SP Fund does not have this limitation.

Swap Options

The Funds may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms.

Futures Contracts and Related Options, Foreign Currency Forward Contracts

The Funds may purchase and sell futures contracts on equity and debt securities, securities indexes, interest rate indexes and foreign currencies, and related options on such futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or some other asset at a future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. The Funds also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. Delivery of the underlying currency is expected and the terms are individually negotiated. The counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.

Short Sales

The SP Fund may engage in short sales for cash management purposes only if, at the time of the short sale, the Fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short. Up to 25% of the Dryden Fund's net assets may be subject to short sales against the box, which means the Fund owns or has the right to acquire the identical security at no additional cost. The Dryden Fund may also have up to 5% of its total assets allocated to uncovered short sales. The SP Fund does not have corresponding limitations on such investments.

Illiquid Securities

The Funds may invest up to 15% of their net assets in illiquid securities. "Net assets" refers to a Fund's assets minus its liabilities. Certain derivative instruments held by the Fund may also be considered illiquid.

Borrowing and Pledging Assets

The Dryden Fund may borrow up to 33 1/3% of the value of its total assets and may pledge up to 33 1/3% of its total assets to secure these borrowings. The SP Fund may borrow so long as after such borrowing the value of the Fund's assets less its liabilities (not including borrowings) is at least three times the amount of the borrowings.

Lending of Portfolio Securities

The Funds may lend their portfolio securities to brokers, dealers and financial institutions, if outstanding loans do not exceed 33 1/3% of the value of such Fund's assets and the loans are callable at any time by the Fund.

Temporary Defensive Investments

In response to adverse market, economic or political conditions, the Dryden Fund may temporarily invest up to 100% of its total assets in high quality foreign or domestic money market instruments. Investing heavily in these securities limits the Dryden Fund's ability to achieve capital appreciation, but can help preserve the Fund's assets when the equity markets are unstable. The SP Fund may also invest a portion of its assets in money market instruments and other short-term securities for temporary defensive purposes or to meet anticipated redemptions or anticipated purchases of additional securities for the Fund's portfolio.

Investments in Investment Companies

Pursuant to an exemptive order from the SEC, the Funds may each invest up to 25% of its total assets in shares of affiliated money-market funds or open-ended short-term bond funds with portfolio maturity of three years or less. The Dryden Fund may invest in other non-affiliated investment companies with similar investment objectives, subject to additional restrictions under the 1940 Act. The SP Fund may invest up to 10% of its total assets in other investment companies, such as mutual funds, provided that the investment is consistent with the SP Fund's investment policies and restrictions and subject to additional restrictions under the 1940 Act.

U.S. Government Securities

The Funds may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. The Dryden Fund may invest up to 60% of investable assets in mortgage-related securities issued or guaranteed by U.S. governmental entities or private entities and in collateralized mortgage obligations (CMOs) issued by private issuers. The SP Fund does not have a corresponding limitation on such investments. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The SP Fund may invest in securities issued or guaranteed by the U.S. Treasury and certain U.S. government agencies or instrumentalities such as the Government National Mortgage Association ("Ginnie Mae"). Ginnie Mae is supported by the full faith and credit of the U.S. government. Securities issued or guaranteed by other U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation

("Freddie Mac"), and the Federal Home Loan Bank ("FHLB") are not guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government. However, they are authorized to borrow from the U.S. Treasury to meet their obligations.

Mortgage-Related Securities

The Funds may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities or private entities and in collateralized mortgage obligations (CMOs) issued by private issuers. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages.

Mortgage-related securities include CMOs, multi-class pass-through securities and stripped mortgage-backed securities. A CMO is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

Asset Backed Securities

The Dryden Fund may invest up to 60% of its investable assets in asset-backed securities. The SP Fund may also invest in asset-backed securities and does not have a corresponding limitation on such investments. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Most asset-backed securities are secured by collateral, which provides for more predictable cash flows and more protection against event-risk downgrades. However, to the extent a borrower fails to make timely repayments on the underlying loans when due or prepayments on underlying assets accelerate due to declines in interest rates, either Fund could suffer a loss on its investment. Some asset-backed securities that the Funds invest in may be collateralized by a portfolio of corporate bonds or other securities, including, in some cases, junk bonds or euro-denominated securities.

Collateralized Debt Obligations

The Dryden Fund may invest in collateralized debt obligations (CDOs). A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment-grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors. Investment in CDOs will be limited to 5% of investable assets of the Dryden Fund. The SP Fund does not invest in CDOs.

Commercial Mortgage-Backed Securities

The SP Fund may invest in commercial mortgage-backed securities (CMBS), securities created from a pool of commercial mortgage loans, such as loans for hotels, shopping centers, office buildings, apartment buildings and the like. These securities may be issued by U.S. government agencies or by private issuers. The Dryden Fund does not invest in CMBS.

Investments in Issuers with Limited Operating Histories

The SP Fund may not invest more than 5% of its assets in securities of issuers with less than a three-year operating history. The Dryden Fund does not have a corresponding limitation.

Credit-Linked Securities

The Dryden Fund may invest in credit-linked securities. The SP Fund does not invest in credit-linked securities. Credit-linked securities are securities with one of more embedded credit default swaps on corporate credits, which allows issuers of the securities to transfer specific credit risk of the asset referenced in the credit default swap(s) to credit investors. Credit-linked securities are structured so that the coupon or price of a credit-linked security is linked to the performance of the reference asset or assets and the principal or coupon on the security is paid or repaid contingent on the occurrence of a specified credit event or at maturity.

Repurchase Agreements

The Funds may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Each Fund will enter into repurchase agreements only with parties meeting creditworthiness standards approved by the Fund's subadviser, and may participate in a joint repurchase account with other investment companies managed by PI pursuant to an order of the Securities and Exchange Commission. Repurchase agreements are used for cash management purposes.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements. When a Fund enters into a reverse repurchase agreement, the Fund borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time.

Convertible Securities and Preferred Securities

The SP Fund may invest in convertible and preferred securities, including convertible bonds, convertible preferred bonds and non-convertible preferred stock. These are securities – such as bonds, corporate notes and preferred stock – that the Fund can convert into the company's common stock or some other equity security. The SP Fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or are of equivalent investment quality as determined by the subadviser. The SP Fund's investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment-grade ("junk bonds") will comprise less than 35% of the SP Fund's net assets. The Dryden Fund may also invest in convertible securities, including up to 20% of the Fund's total assets in debt obligations rated BB or B by Standard & Poor's Ratings Services or Ba or B by Moody's Investors Services, Inc. or the equivalent rating by another nationally recognized statistical rating agency.

Investment Restrictions

A Fund may not change a fundamental investment restriction without the prior approval of its shareholders. Each Fund has adopted fundamental investment restrictions, which limit its ability to: (i) issue senior securities; (ii) borrow money (except for non-leveraging, temporary or emergency purposes); (iii) underwrite securities; (iv) purchase or sell real estate; (v) purchase or sell physical commodities; and (vi) make loans (except for certain securities lending transactions).

In addition, the Funds have adopted fundamental investment restrictions to diversify their respective investments. Accordingly, the Funds are diversified funds under the 1940 Act. This means that they may not, with respect to 75% of the value of their respective total assets, purchase a security of any issuer (other than U.S. Government securities) or securities of other investment companies) if, as a result (i) more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Fund.

Moreover, the Funds may not purchase any security if, as a result, 25% or more of the value of the Fund's assets would be invested in the securities of issuers having their principal business activities in the same industry, provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

Although not fundamental, the SP Fund has the following investment restrictions:

The SP Fund may not:

1. Invest more than 15% of its assets in illiquid securities.

2. Buy securities on margin or sell short (unless it owns, or by virtue of its ownership of, other securities has the right to obtain securities equivalent in kind and amount to the securities sold); however, the Fund may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted under its investment policies.

3. Invest for control or for management.

4. Invest in the securities of other investment companies except in compliance with the 1940 Act. Duplicate fees may result from such purchases.

Although not fundamental, the Dryden Fund has the following investment restrictions:

The Dryden Fund may not:

1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

2. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales, except that the Dryden Fund may have up to 5% of its total assets allocated to uncovered short sales. Short sales "against the box" are not subject to this limitation.

3. Make investments for the purpose of exercising control or management.

4. Invest in securities of other non-affiliated investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Dryden Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition. The Fund may invest up to 25% of its total assets in shares of an affiliated mutual fund.

5. Purchase more than 10% of all outstanding voting securities of any one issuer.

Risks of Investing in the Funds

Like all investments, an investment in the Funds involves risk. There is no assurance that the Funds will meet their investment objectives. The Funds invest in securities according to specific investment policies and objectives and, as a result, the investments are limited to a comparatively narrow segment of the economy.

Equity Securities. The Dryden Fund invests 40-75% of its assets and the SP Fund invests 60% of its assets in equity or equity-related securities. As with any mutual fund, investing significantly in equity or equity-related securities, the value of securities held by a fund may decline. Stock values can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities market generally. These declines may be substantial. In addition, changes in economic or political conditions, both domestic and international, may result in a decline in value of a fund's investments.

Derivatives. The Funds may use investment strategies, such as derivatives investing, that involve risk. The Funds may use these risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Funds that would not otherwise have occurred. Derivatives can increase share price volatility and those that involve leverage could magnify losses.

Options and Futures Contracts. Options and futures contracts can be highly volatile and their use can reduce a Fund's performance. Successful use of these strategies requires the ability to predict future movements in securities prices, interest rates, currency exchange rates, and other economic factors. If a subadviser seeks to protect a Fund against potential adverse movements in the relevant financial markets using these instruments, and such markets do not move in the predicted direction, the Fund could be left in a less favorable position than if such strategies had not been used. A Fund's potential losses from the use of futures extends beyond its initial investment in such contracts.

Short Sales. Short sales may magnify losses relating to the underlying security, in particular due to share price volatility, because the underlying security must be replaced at a specific time. The Fund may not be able to limit any losses resulting from share price volatility if the security indefinitely continues to increase in value at such specified time. Short sales against the box are not subject to these risks but give up the opportunity for capital appreciation in the security.

Foreign Securities. Investing in foreign securities subjects the Funds to additional risks. Foreign markets, economies and political systems may not be as stable as those in the U.S. and may involve additional risk. Foreign markets tend to be more volatile than U.S. markets and generally are not subject to regulatory requirements comparable to those in the U.S. Additionally, adverse changes in the value of foreign currencies can cause losses. These securities may also be less liquid than U.S. stocks and bonds. Also, differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information.

Emerging Markets. Investments in securities of emerging markets involve additional risks. The securities markets of developing countries are less liquid, are subject to greater price volatility, have smaller market capitalizations, and have less government regulation then the securities markets of more developed countries and are not subject to such extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. These risks are not normally associated with investments in more developed countries.

Fixed-Income Obligations. To the extent the Funds invest in fixed-income obligations, the investments are subject to the credit risk of the issuer, market risk with respect to the value of the investment and interest rate risk. Credit risk is the risk that the default of the issuer would leave the Fund with unpaid interest or principal. Market risk is the risk that the market value of an investment may move down, sometimes rapidly or unexpectedly. Interest rate risk is the risk that the value of most bonds will fall when interest rates rise.

Junk Bonds and Lower Rated Fixed Income Securities. Lower-rated high-yield bonds (commonly known as "junk bonds") are those that are rated lower than the four highest categories by a nationally recognized statistical rating organization (for example, lower than Baa by Moody's or BBB by S&P), or, if not rated, are of equivalent investment quality as determined by the Sub-advisor. Lower-rated bonds are generally considered to be high risk investments as they are subject to greater credit risk than higher-rated bonds. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated high-yield bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. Because the risk of default is higher in lower-rated bonds, a subadviser's research and analysis tend to be very important ingredients in the selection of these bonds. In addition, the exercise by an issuer of redemption or call provisions that are common in lower-rated bonds may result in their replacement by lower yielding bonds.

Illiquid and Restricted Securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, a Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

Mortgage-related securities. In addition to the risks of fixed-income securities set forth above, mortgage-related securities are subject to "pre-payment risk", which is the risk that the underlying mortgage may be pre-paid partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Fund to reinvest in lower-yielding securities.

Investments in Investment Companies. Investments in investment companies may subject shareholders to duplicate fees.

Due to the substantial similarity of investment policies and strategies followed by the Funds, investments in the Funds are exposed to a very similar set of principal risks.

Federal Income Tax Considerations

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency, and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers that are controlled by the Fund and are determined, pursuant to Treasury regulations, to be in the same, similar or related trades or businesses. As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to U.S. federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's distribution requirements.

The Reorganization may lead to various tax consequences, which are discussed under the caption "Tax Consequences of the Reorganization."

Comparison of Organizational Structure

Forms of Organization

The SP Fund is a series of SP Mutual Funds, which is an open-end management investment company, organized as a Maryland corporation. SP Mutual Funds is authorized to issue 5.5 billion shares of capital stock, par value $0.001 per share, 150,000,000 of which are designated as shares of SP Fund, which are each further divided into Class A, Class B, Class C, Class L, Class M, Class X and New Class X shares. The rights and terms of Class X and New Class X shares are almost identical. Accordingly, the SP Fund sometimes provides combined expenses, capitalization, financial and other information for "New Class X" and "Class X" and refers to all such shares as "Class X." The principal difference between outstanding shares of the two classes is that Class X shares issued prior to August 17, 1998 are subject to automatic conversion to Class A approximately 8 years after purchase, while New Class X shares, meaning Class X shares issued on or after August 17, 1998, are subject to automatic conversion to Class A shares approximately 10 years after purchase. You should be aware that if you hold shares referred to as "Class X," your conversion rights are determined by the date you purchased your shares.

The Dryden Fund is a series of PIP, which is an open-end management investment company organized as a Maryland corporation. PIP is authorized to issue 6,250,000,000 shares of common stock, $.001 par value per share, of which 1,000,000,000 are designated as shares of Dryden Fund. The shares of the Dryden Fund are further divided into 200,000,000 Class A, 200,000,000 Class B, 200,000,000 Class C, 200,000,000 Class Z, and 200,000,000 Class R shares. If the Plan is approved, the Dryden Fund will authorize and issue Class L, Class M, Class X and New Class X shares.

SP Mutual Funds and PIP are together referred to as the Companies. SP Mutual Funds and PIP each operate pursuant to a charter, which includes its Articles of Incorporation and amendments thereto, and by-laws. The Companies are each governed by a Board of Directors. We refer to these as a "Board" and sometimes refer separately to them as "directors." We have summarized below certain rights of shareholders of the Companies to highlight differences in the governing documents of the Companies. The following is only a summary and is not a complete description of the respective governing documents. You should refer to the charter and by-laws of the Companies for more complete information.

Forms of Ownership. Ownership interests in the Funds and their series are represented by shares of common stock of a corporation. The par value of each Fund's common stock is $.001. We refer to the ownership interest as "shares" and to holders of shares as "shareholders."

Extraordinary Transactions. As registered open-end investment companies, the Funds are authorized under Maryland law to transfer all of their respective assets (or the assets of any class or series of their shares) without shareholder approval, but pursuant to state law and their charters, most other extraordinary transactions, including mergers, consolidations, share exchanges and dissolutions, must be approved by a majority vote of the shares entitled to vote on the matter.

Shareholder Meetings

Place of Meeting. The Companies may hold shareholder meetings at any place set by their Board, except that in the case of SP Mutual Funds that place is required to be within the United States.

Shareholder Voting Rights. Each share of the Companies' common stock entitles its holder to one vote and fractional shares are entitled to pro rata voting rights. In all elections for directors, each share of the Companies' stock may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted.

Record Date. The Companies' Boards have the sole power to set a record date, which must be at or after the close of business on the day the record date is fixed, and may not be more than 90 or fewer than 10 days prior to the applicable meeting of shareholders.

Annual Meetings. The Companies are not required to hold annual meetings of their shareholders in any year in which the election of directors is not required to be acted upon under the 1940 Act.

Special Meetings. The Companies must call a special meeting of shareholders if so requested by the chairman or the president or by a majority of the directors. In addition, SP Mutual Funds must call a special meeting, in the discretion of the Board, on the written request of shareholders holding at least 10% of the outstanding shares of a series. In the case of PIP, a special meeting shall be called by the Secretary at the request of stockholders only on the written request of stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting. The Companies' Boards have sole power to fix the date and time of any special meeting of shareholders.

Inspector of Elections. The Funds are required to appoint one or more inspectors of election to conduct the voting at any meeting, if so ordered by the chairman of the meeting or upon the request of shareholders entitled to cast at least 10% of the votes entitled to be cast at the meeting.

Advance Notice of Shareholder Proposals. The by-laws of PIP provide that in order for a shareholder to nominate a director for election or propose business to be considered at an annual meeting of shareholders, such shareholder must give notice of such nomination or proposal to the Secretary of each Fund not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting. However, if no annual meeting was held in the preceding year, any such shareholder must give notice to the Secretary not earlier than the 90th day prior to such meeting and not later than either the 60th day prior to such meeting or the 10th day after public announcement of such meeting is made. Although the charter of the SP Mutual Funds provides that its by-laws may delineate requirements for presenting matters at annual meetings, its by-laws do not currently do so. This generally means that shareholders of the SP Mutual Funds may submit proposals from the floor of an annual meeting. Under

Maryland law, the purpose of any special meeting must be described in the notice of such meeting so only items included in the notice may be considered at special meetings of shareholders of the Companies.

Quorum. The presence, in person or by proxy, of shareholders entitled to cast a majority of all votes entitled to be cast on a matter with respect to one or more series or classes of the Funds shall constitute a quorum for the transaction of business at a meeting of such shareholders.

Adjournments. Whether or not a quorum is present, PIP may adjourn a meeting of shareholders convened on the date for which it was called, by action of the chairman of the meeting, to a date not more than 120 days after the original record date. For SP Mutual Funds, a majority vote of the shareholders present is needed to achieve such an adjournment.

Shareholder Action Without a Meeting. Shareholders of the Companies are not entitled to act by written consent unless such consent is unanimous.

Amendments to Charter

Amendments to each Company's charter generally require the approval of the Board and at least a majority of the votes entitled to be cast on the matter. However, the Board may amend the charter to change the name of the Company, or change the designation or par value of shares, without shareholder approval. Under Maryland law, each Company's Board is also authorized to increase or decrease authorized capital stock, and classify and reclassify shares without shareholder approval.

Amendment of By-Laws

Each Company's by-laws can be amended by a majority vote of the shareholders or by a two-thirds vote in the case of the Board of Directors of PIP or a majority vote of the Board of Directors of SP Mutual Funds.

Board of Directors

Number of Members. SP Mutual Fund's Board may change the number of directors to any number from three (3) to twenty-five (25), inclusive. PIP's Board may change the number of directors to any number from three (3) to twenty (20), inclusive.

Removal of Board Members. SP Mutual Funds' shareholders may remove a Board member, with or without cause, by the affirmative vote of a majority of all votes entitled to be cast generally in the election of Board members. PIP's shareholders may remove a Board member, with or without cause, by the affirmative vote of two-thirds of all votes entitled to be cast generally in the election of Board members.

Board Vacancies. A vacancy on the Companies' Boards may be filled by a majority of the remaining members of the Board (unless, in the case of SP Mutual Funds, the vacancy results from the removal of a director by the shareholders, in which case the shareholders may elect a successor to fill the vacancy, or the vacancy results from an increase in the number of directors, in which case a majority of the entire Board may fill the vacancy, or unless otherwise required by law).

Limitation on Liability of Directors and Officers. The Companies' charters provide that, to the extent allowed by law, directors and officers will not be liable to the Funds or their shareholders for monetary damages for a breach of fiduciary duty. Maryland law permits such limitation of liability except for liability resulting from (a) actual receipt of an improper personal benefit or profit in the form of money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action.

Indemnification of Directors, Officers, Employees and Agents. Each Company's charter or by-laws provide for indemnification of directors and officers to the extent allowed by law. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. Additionally, under the 1940 Act, such indemnification provisions may not cover willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of one's office.

Liability of Shareholders

Under Maryland law, the Companies' shareholders generally have no personal liability for the debts or obligations of the Companies as a result of their status as shareholders.

Termination and Dissolution

Dissolution of the Companies requires the approval of the holders of a majority of the outstanding shares of all classes and series. However, under Maryland law, the Companies may transfer all or any part of the assets of a series or class without shareholder approval, and can redeem outstanding shares at net asset value under certain circumstances.

Management of the Funds

American Skandia Investment Services, Inc. (ASISI), One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-managers (the Investment Managers) pursuant to a separate investment management agreement with the SP Mutual Funds on behalf of the SP Fund (the SP Fund Management Agreement). PI serves as manager pursuant to a separate investment management agreement with PIP on behalf of the Dryden Fund (the Dryden Fund Management Agreement, and together with the SP Fund Management Agreement, the Management Agreements). As of December 31, 2005, PI served as the Investment Manager to all of the Prudential Financial, Inc. U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $94.9 billion.

Under the SP Fund Agreement, PI (as co-manager) will provide supervision and oversight of ASISI's investment management responsibilities with respect to the SP Mutual Funds. Pursuant to the SP Fund Management Agreement, the Investment Managers jointly administer the SP Fund's business affairs and supervise the Fund's investments. Subject to approval by the Board of Directors, the Investment Managers may select and employ one or more subadvisers for the Fund, who will have primary responsibility for determining what investments the Fund will purchase, retain and sell. Also subject to the approval of the Board of Directors, the Investment Managers may reallocate the Fund's assets among subadvisers, including (to the extent legally permissible) affiliated subadvisers, consistent with the Fund's investment objectives.

Under the Dryden Fund Management Agreement, PI (as manager) manages the Dryden Fund's investment operations and administers its business affairs. Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective subadvisers for the Dryden Fund. In evaluating a prospective subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of and supervising the Fund's subadviser.

The Companies have obtained an exemption from the SEC (the Order) that permits ASISI or PI to change subadvisers that are not affiliated with either ASISI of PI for each of the the Funds and to enter into new subadvisory agreements without obtaining shareholder approval of such changes. Any such subadviser change would be subject to approval by the Boards of Directors of the Companies. This exemption (which is similar to exemptions granted to other investment companies that are operated in a similar manner as the Companies) is intended to facilitate the efficient supervision and management of the subadvisers by ASISI and PI and the Directors of the Companies.

With respect to the Funds, ASISI and/or PI, as applicable, currently engage the following subadvisers to manage the investments of the Funds in accordance with that Fund's investment objective, policies and limitations and any investment guidelines established by ASISI and/or PI, as applicable. Each subadviser is responsible, subject to the supervision and control of ASISI and/or PI, as applicable, for the purchase, retention and sale of securities in a Fund's investment portfolio under its management.

SP Fund

American Century Investment Management, Inc. (American Century) has served as subadviser for the SP Fund since August 1, 1997. American Century, located at American Century Towers, 4500 Main Street, Kansas City, Missouri 64111, has been providing investment advisory services to investment companies and institutional clients since 1958. As of December 31, 2005, American Century and its affiliates managed assets totaling approximately $100.9 billion. American Century uses a team of portfolio managers and analysts to manage the SP Fund. The following portfolio manager is primarily responsible for the day-to-day management of the SP Fund; he has overall responsibility for coordinating the SP Fund's activities, including determining appropriate asset allocations, reviewing overall SP Fund composition for compliance with stated investment objectives and strategies, and monitoring cash flows.

Jeffrey R. Tyler: Mr. Tyler, Senior Vice President and Senior Portfolio Manager, joined American Century as a portfolio manager in January 1988. He has a bachelor's degree in business economics from the University of California – Santa Barbara and an MBA in finance and economics from Northwestern University. He is a CFA charterholder.

Responsibility for research security selection and portfolio construction for specified portions of the SP Fund has been allocated among other portfolio managers representing various investment disciplines and strategies. These portfolio managers are identified below.

Equity Portion

William Martin: Mr. Martin, Senior Vice President and Senior Portfolio Manager, joined American Century in 1989. He has a degree from the University of Illinois. He is a CFA charterholder.

Thomas P. Vaiana: Mr. Vaiana, Portfolio Manager, joined American Century in February 1997. He became a portfolio manager in August 2000. He has a bachelor's degree in business finance from California State University.

Fixed-Income Portion

Jeffrey L. Houston: Mr. Houston, Vice President and Senior Portfolio Manager, joined American Century in November 1990. He became a portfolio manager in 1999. He has a bachelor of arts from the University of Delaware and an MPA from Syracuse University. He is a CFA charterholder.

John F. Walsh: Mr. Walsh, Vice President and Portfolio Manager, joined American Century in February 1996. He became a portfolio manager in September 1997. He has a bachelor's degree in marketing from Loyola Marymount University and an MBA in finance from Creighton University.

G. David MacEwen: Mr. MacEwen, Chief Investment Officer – Fixed-Income and Senior Vice President, supervises the American Century Taxable Bond team. He joined American Century in May 1991. He has a bachelor's degree in economics from Boston University and an MBA in finance from the University of Delaware.

Robert V. Gahagan: Mr. Gahagan, Senior Vice President and Senior Portfolio Manager, joined American Century in 1983. He became a portfolio manager in August 1991. He has a bachelor's degree in economics and an MBA from the University of Missouri – Kansas City.

Alejandro H. Aguilar: Mr. Aguilar, Vice President and Senior Portfolio Manager, joined American Century in October 2003. Prior to joining American Century, he was an Investment Officer with CalPERS from July 2002 to September 2003 and Director of Portfolio Management at TIAA-CREF from May 1997 to April 2002. He has a bachelor's degree in economics from the University of Michigan. He is a CFA charterholder.

Brian Howell: Mr. Howell, Vice President and Portfolio Manager, joined American Century in 1988 and became a portfolio manager in 1996. He has a bachelor's degree in mathematics/statistics and an MBA from the University of California – Berkeley.

Dryden Fund

Prudential Investment Management, Inc. (PIM) and Quantitative Management Associates LLC (QMA) are the subadvisers to the Dryden Fund. PIM has served as such since the inception of the Dryden Fund, and QMA has served as a subadviser to the Fund since July 1, 2004. QMA is a direct, wholly-owned subsidiary of PIM. PIM and QMA are both located at 100 Mulberry Street, Gateway Center Two, Newark, NJ 07102. Kay T. Willcox and Malcolm Dalrymple of PIM's Fixed-Income Group are the portfolio managers for the fixed-income segment of the Dryden Fund.

Kay T. Willcox, Principal, is Portfolio Manager for PIM-Fixed-Income's Core Fixed-Income Strategy. She also manages the fixed-income portion of the Dryden Active Allocation Fund and is a mortgage portfolio manager. Prior to her current duties, Ms. Willcox managed a segment of The Prudential Insurance Company of America's proprietary portfolio and mutual fund fixed-income portfolios and handled mortgage backed security analysis and trading. Ms. Willcox joined Prudential Financial in 1987. She has 23 years of investment experience.

Malcolm Dalrymple, Principal, is a corporate bond portfolio manager for PIM-Fixed Income. He is responsible for the corporate bond sleeves of Core Fixed Income portfolios and is also a portfolio manager for Structured and Short Maturity Strategies. He has specialized in corporate bonds since 1990. Earlier, he was a money markets portfolio manager. Mr. Dalrymple joined Prudential Financial in 1979 as a securities lending trader and a bank analyst. Mr. Dalrymple has 22 years of investment experience.

QMA is the subadviser to the equity segment of the Dryden Fund. QMA is a direct, wholly-owned subsidiary of Prudential Investment Management, Inc. QMA manages equity and balanced portfolios for institutional and retail clients. As of March 31, 2006, QMA had approximately $55 billion in assets under management (including approximately $6 billion in assets for which QMA, as balanced manager, allocates to affiliated and unaffiliated managers). The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102. QMA typically follows a team approach in the management of its portfolios. QMA uses a disciplined investment process based on fundamental data, driven by quantitative investment models. QMA incorporates into its investment process insights gained from its original research and the seasoned judgment of its portfolio managers and analysts. The members of QMA's portfolio management team with primary responsibility for managing the Dryden Fund are listed below.

Margaret S. Stumpp, PhD is the Chief Investment Officer of QMA. Maggie is responsible for portfolio management and investment strategy for the Dryden Fund. She is portfolio manager for QMA's enhanced index equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Previously, Maggie was employed by the AT&T Treasury department and by Price Waterhouse as a senior consultant. She has published articles on finance and economics in numerous publications, including, The Financial Analysts Journal, The Journal of Portfolio Management, The Journal of Investment Management and Award Papers in Public Utility Economics. Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University.

Stacie L. Mintz is a Portfolio Manager for QMA. Stacie is responsible for portfolio management for the Fund. Stacie manages the overall asset allocation for several large pension plans. In addition, she manages several retail balanced portfolios and an institutional tax managed equity fund. Stacie started with the Prudential Asset Management Group in 1992 as a member of the Comptroller's Group. She joined QMA's predecessor in 1994 to work with the balanced management business. In 1997, she became a member of QMA's Investment Committee. Stacie earned a BA in Economics from Rutgers University and an MBA in Finance from New York University.

Subsequent to the consummation of the Reorganization, PIM and QMA will continue to serve as the subadvisers for the Dryden Fund, although the portfolio managers for PIM or QMA could change at any time prior to and after the consummation of the Reorganization. If the Investment Manager determines that such portfolio manager change is not in the best interests of the Dryden Fund and its shareholders, then pursuant to the Order one or both of the subadvisers may be replaced with another subadviser that is not an affiliate of PIM or QMA without prior shareholder approval, subject to Board approval. If such change occurs prior to the Meeting you will be notified and you may change your vote for the proposal as described herein under "Voting Information – Revocation of Proxies."

Additional Information About the Portfolio Managers

Set out below is additional information with respect to the portfolio managers for the Funds. Unless noted otherwise, all information is provided as of October 31, 2005 for the SP Fund, and as of September 30, 2005 for the Dryden Fund.

Other Accounts Managed by Portfolio Manager

The table below identifies, for the portfolio manager referenced above, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies (RICs), other pooled investment vehicles and other accounts. None of the portfolio managers were paid a fee based on performance.

Portfolio Manager	RIC Accounts Managed	Assets of RIC Managed	Other Pooled Accounts Managed	Assets of Other Pooled Accounts Managed	Other Accounts Managed		Assets of Other Accounts Managed
SP Fund:
Jeffrey R. Tyler	16	$5,151,870,075	34	$1,121,724,194	0		$0
Dryden Fund:
Stacie L Mintz**	3	89,841,878	1	175,776,863	1	*	6,872,487,712
Margaret S. Stumpp**	10	7,013,691,131	5	1,838,259,107	18	*	10,716,296
Kay T. Wilcox	5	1,619,184	12	1,313,957	22		3,491,957
Malcolm Dalrymple	4	844,849	10	715,365	10		1,284,762

*  Other Accounts includes single accounts, managed accounts (which are counted as one account per managed account platform) and non-U.S. mutual funds.

**  With respect to QMA, accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of such account).

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Dryden Fund	Prudential Investment Management, Inc.

Compensation

PIM's Fixed Income Unit seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. PIM's Fixed Income Unit's investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant. The long-term incentive grant is generally divided between stock options and restricted stock of Prudential Financial, Inc. (Prudential Financial), providing investment professionals with an ownership stake. Investment professionals are all covered by the same general compensation structure although they manage multiple accounts. All investment compensation is paid by the investment adviser and not from any assets of the investment company or other managed accounts.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual. Investment professionals' incentive compensation payments, including their annual bonus and long-term incentive grant, are paid from an annual incentive pool. The size of the annual incentive pool is determined quantitatively based on three factors:

1) investment performance (pre-tax) of all portfolios managed by PIM-Fixed Income, in the aggregate, which affect the size of the annual incentive pool. Performance of the portfolios is judged versus the benchmarks against which each of the portfolios is managed or versus the performance of appropriate market peer groups. These portfolios are managed utilizing a variety of strategies and against benchmarks appropriate for each portfolio. For example, the performance of the Dryden Active Allocation Fund was judged versus the Lehman Aggregate Index and the Lipper Balanced Universe as part of this process,

2) PIM's Fixed Income Unit's business results as measured by financial indicators such as asset growth, operating margin and earnings growth, and

3) market-based data indicating trends and levels of overall compensation in the asset management industry in a given year. PIM's Fixed Income Unit regularly benchmarks its compensation program against leading asset management firms in the industry to monitor competitiveness. Each investment professional's incentive compensation payment, including the annual bonus and long-term incentive grant from the incentive pool, is primarily determined by how significantly he or she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual's qualitative contributions to the organization.

Potential Conflicts of Interest

PIM is an indirect, wholly-owned subsidiary of Prudential Financial and is part of a full scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. PIM's portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles, such as commingled trust funds and unregistered funds. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. PIM aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Dryden Fund.

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Dryden Fund (continued)	Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. PIM has developed policies and procedures designed to address these potential conflicts of interest.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security PIM may purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of PIM's relationship with Prudential Financial and its other affiliates. The Dryden Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Dryden Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Dryden Fund and reviewed by the independent directors of the Dryden Fund.

PIM may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Dryden Fund. This can occur particularly with respect to fixed-income investments because PIM has a bank loan unit that often invests in private loans that require the issuer to provide material, non-public information. PIM generally is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining "Information Barriers" to prevent the transfer of this information between units of PIM as well as between affiliates and PIM. Additionally, in an effort to avoid potential conflicts of interest, PIM's fixed-income unit has procedures in place to carefully consider whether or not to accept material, non-public information with respect to certain issuers, where appropriate.

Certain affiliates of PIM develop and may publish credit research that is independent from the research developed within PIM. PIM may hold different opinions on the investment merits of a given security, issuer or industry such that PIM may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security or other securities of the issuer. Conversely, PIM may be selling a security for the Dryden Fund and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, PIM's affiliated broker-dealers or investment advisers may be executing transactions in the market in the same securities as the Dryden Fund at the same time.

PIM may cause securities transactions to be executed for the Dryden Fund concurrently with authorizations to purchase or sell the same securities for other accounts managed by PIM, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Dryden Fund).

PIM may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for the Dryden Fund, at prices which may be different. In addition, PIM may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Dryden Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by PIM may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Dryden Fund (continued)	differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark. Also, large clients generate more revenue for PIM than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PIM of favoring accounts that pay a higher fee or generate more income for PIM. To address this conflict of interest, PIM has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts.

PIM and its affiliates manage certain funds, including hedge funds, that are subject to incentive compensation on a side-by-side basis with other accounts including the Dryden Fund. PIM and/or certain of its affiliates may have an interest in such funds. PIM and its affiliates have implemented policies and procedures to address potential conflicts of interest arising out of such side-by-side management.

For example, the accounts may at times be precluded from taking positions over- weighted versus an index in securities and other instruments in which one or more of the funds hold short positions. Lending, borrowing and other financing opportunities with respect to securities for which the market is paying a premium rate over normal market rates and for which there may be limited additional demand will be allocated to the accounts prior to allocating the opportunities to such funds.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

Conflicts of interest may also arise in connection with securities holdings. Prudential Financial, the general account, of The Prudential Insurance Company of America (PICA, PIM's proprietary accounts and accounts of other affiliates of PIM (collectively the "Affiliated Accounts") may at times have various levels of financial or other interests, including but not limited to portfolio holdings, in companies whose securities may be held or purchased or sold in PIM's client accounts, including the Fund. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by PIM on behalf of the Dryden Fund. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus PIM may invest Dryden Fund assets in the securities of companies with which PIM or an affiliate of PIM has a financial relationship, including investment in the securities of companies that are advisory clients of PIM.

It is anticipated that there will be situations in which the interests of the Dryden Fund in a portfolio company may conflict with the interests of one or more Affiliated Accounts or other client accounts managed by PIM or its affiliates. This may occur because Affiliated Accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as the Dryden Fund but at different levels in the capital structure. Investment by Affiliated Accounts at different levels to that of the Fund in the capital structure of a portfolio company

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Dryden Fund (continued)	presents inherent conflicts of interest between the Affiliated Accounts and the Dryden Fund. For example, in the event of restructuring or insolvency, the holders of senior debt may exercise remedies and take other actions that are not in the interest of or are adverse to holders of junior debt. Similarly, an Affiliated Account might hold secured debt of an issuer whose public unsecured debt is held by the Dryden Fund, Such conflicts may also exist among client accounts managed by PIM or its affiliates. While these conflicts cannot be eliminated, PIM has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of the Dryden Fund are originated and managed in its best interests.

In addition, portfolio managers may advise Affiliated Accounts. PIM's portfolio manager(s) may have a financial interest in the accounts they advise, either directly or indirectly. To address potential conflicts of interest, PIM has procedures, including supervisory review procedures, designed to ensure that, including to the extent that client accounts, including the Dryden Fund, are managed differently from Affiliated Accounts, each of the client accounts, and each Affiliated Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with PIM's fiduciary obligations.

Potential conflicts of interest may exist in instances in which PIM or its affiliates determine that a specific transaction in a security is appropriate for a specific account, including the Affiliated Accounts, based upon numerous factors including, among other things, investment objectives, investment strategies or restrictions, while other accounts (including the Affiliated Accounts) may hold or take the opposite position in the security in accordance with those accounts' investment objectives, investment strategies and restrictions (these conflicting positions and transactions, where arising from PIM's advisory activities or where PIM is otherwise aware of them, are collectively referred to as Differing Positions). PIM periodically conducts reviews of these accounts and assesses the appropriateness of these Differing Positions.

Because of the substantial size of PICA's general account, trading by PICA's general account in certain securities, particularly certain fixed-income securities, may result in market changes in response to trades. Although PIM expects that PICA's general account will execute transactions that will move a market in a security infrequently, and generally in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

PIM follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.

Quantitative Management Associates LLC

Compensation

Investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant.

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Dryden Fund (continued)	The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

The size of the annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to appropriate market peer groups or benchmarks, and 2) business results as measured by QMA's pre-tax net income, based on planned and reasonably anticipated expenses. QMA regularly benchmarks its compensation program against leading asset management firms to monitor competitiveness.

An investment professional's long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA advised accounts, and (ii) 20% of the value of the grant consists of stock options and restricted stock of Prudential Financial, Inc. (QMA's ultimate parent company). The size of the long-term incentive pool is determined by Prudential Financial based on a percentage of the aggregate compensation of QMA's eligible employees. The long-term incentive grants are subject to vesting requirements.

Each investment professional's incentive compensation payment including the annual cash bonus and long-term incentive grant is primarily determined by how significantly he/she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual's qualitative contributions to the organization.

Potential Conflicts

Conflicts of Interest. QMA is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. and as such is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. QMA portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts, and various pooled investment vehicles. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. QMA aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. QMA has developed policies and procedures designed to address these potential conflicts of interest.

The Dryden Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Dryden Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Dryden Fund and reviewed by the independent directors of the Dryden Fund.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security QMA may purchase or sell on behalf of the Dryden Fund, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of QMA's relationship with Prudential Financial and its other affiliates. Also, QMA may come into possession of material, non-public information with respect to a

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Dryden Fund (continued)	particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Dryden Fund. QMA generally is able to avoid a variety of potential conflicts due to the possession of material, non-public information by maintaining "Information Barriers" to prevent the transfer of information between affiliates.

Certain affiliates of QMA develop and may publish credit research that is independent from the research developed within QMA. QMA may hold different opinions on the investment merits of a given security, issuer or industry such that QMA may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security or other securities of the issuer. Conversely, QMA may be selling a security for the Dryden Fund and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, QMA's affiliated brokers or investment advisers may be executing transactions in the market in the same securities as the Dryden Fund at the same time.

With respect to the management of the Dryden Fund, QMA may cause securities transactions to be executed concurrently with authorizations to purchase or sell the same securities for other accounts managed by QMA, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Dryden Fund).

QMA may buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class that are purchased or sold for the Dryden Fund, at a price which may be different from the price of the securities purchased or sold for the Dryden Fund. In addition, QMA may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Dryden Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by QMA may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark. Also, large clients generate more revenue for QMA than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to QMA of favoring accounts that pay a higher fee or generate more income for QMA. To address this conflict of interest, QMA has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

Conflicts of interest may also arise in connection with securities holdings. Prudential Financial, the general account of The Prudential Insurance Company of America, QMA's proprietary accounts and accounts of other affiliates (collectively, the Affiliated Accounts) may at times have various levels of financial or other interests, including but

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Dryden Fund (concluded)	not limited to portfolio holdings, in companies whose securities may be held or purchased or sold in QMA's client accounts. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by QMA on behalf of its client accounts. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus QMA may invest client assets in the securities of companies with which QMA or an affiliate of QMA has a financial relationship, including investment in the securities of companies that are advisory clients of QMA.

It is anticipated that there will be situations in which the interests of a client account in a portfolio company may conflict with the interests of one or more Affiliated Accounts or other client accounts managed by QMA or its affiliates. This may occur because Affiliated Accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as the client account but at different levels in the capital structure. While these conflicts cannot be eliminated, QMA has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of its clients are managed in their best interests.

Portfolio managers may advise Affiliated Accounts. In addition, the value of a portion of the long-term incentive grant of certain investment professionals will increase or decrease based on the annual performance of certain advised accounts of QMA (the LT Accounts) over a defined time period. As a result of (i) the management of the Affiliated Accounts, and (ii) long-term compensation reflecting the performance of the LT Accounts, QMA's portfolio managers from time to time have certain direct and indirect financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of QMA's client accounts, and each Affiliated Account or LT Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with QMA's fiduciary obligations.

QMA also engages in short sales for certain of its advisory clients (i.e., the sale of a borrowed security). For these clients, QMA may take a short position in securities that are held long in other client portfolios. QMA has adopted documentation and monitoring requirements to address the conflicts of interest that arise due to the management of long-short portfolios alongside long-only portfolios.

QMA follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.

SP Fund	American Century Investment Management, Inc.

Compensation

American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage.

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
SP Fund (continued)	It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary

Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus

A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. The market benchmark used for the SP Fund to measure investment performance is a blended benchmark made up of two components, (1) the S&P 500 Index (which comprises 60% of the blended benchmark) and (2) the Citigroup US Big Index (which comprises 40% of the blended benchmark). Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. In regards to the SP Fund, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value.

Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios. A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products. Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. (ACC), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
SP Fund (continued)	Restricted Stock Plans

Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

Deferred Compensation Plans

Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Potential Conflicts of Interest

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts. Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed-income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not. American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
SP Fund (concluded)	adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed-income order management system. Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

Portfolio Manager Securities Ownership. The table below identifies, for each portfolio manager, ownership of the Fund's securities by that portfolio manager.

Fund	Portfolio Manager(s)	Ownership of Securities
SP Fund	Jeffrey R. Tyler	None

Dryden Fund	Stacie L. Mintz Margaret S. Stumpp Kay T. Willcox Malcolm Dalrymple	None None None None

Investment Management Fees

Pursuant to the SP Fund Management Agreement, ASISI receives a monthly investment management fee for the performance of its services for the SP Fund. PI does not receive a fee for its management of the SP Fund. Pursuant to the Dryden Fund Management Agreement, PI receives a monthly investment management fee for the performance of its services. The investment management fee is accrued daily for the purposes of determining the sale and redemption price of each Fund's shares. ASISI, as co-manager of the SP Fund, and PI, as manager of the Dryden Fund, pays each subadviser of the applicable Fund a portion of its fee for the performance of the subadvisory services at no additional cost to the Fund.

The SP Fund is obligated to pay ASISI an annual investment management fee, as a percentage of its average daily net assets, equal to .75% to $500 million, .70% for the next $500 million, and .65% of the average daily net assets in excess of $1 billion, under the SP Fund Management Agreement. The SP Fund does not pay PI a fee for its management services. Under the Dryden Fund Management Agreement, the Dryden Fund is obligated to pay PI an annual investment management fee as a percentage of its average daily net assets equal to .65% up to $1 billion and .60% over $1 billion. As a result, if the Plan is approved, the shareholders of the SP Fund will pay investment management fees at a lower rate. During its fiscal year ended October 31, 2005 and the period ended April 30, 2006, the SP Fund paid $1,056,712 and $395,771, respectively, in investment management fees to ASISI. During the fiscal year ended September 30, 2005 and the period ended March 31, 2006, the Dryden Fund paid $4,603,502 and $2,189,999, respectively, in investment management fees to PI.

ASISI and PI, as applicable, pay the respective subadviser a portion of the investment management fee that ASISI receives from the SP Fund and that PI receives from the Dryden Fund. ASISI and PI, as applicable, pay such subadvisory fees without any additional expense to the respective Fund. With respect to the SP Fund, ASISI pays American Century Investment Management, Inc. an annual rate, as a percentage of the Fund's average daily net assets, equal to 0.45% up to $50 million, .40% from $50 million to $100 million, .35% from $100 million to $500 million and .30% over $500 million. With respect to the Dryden Fund, PI pays PIM and QMA with respect to the portion of Fund assets that they each manage an annual rate equal to 0.325% of the Fund's average daily net assets up to $1 billion and 0.285% of the Fund's average daily net assets in excess of $1 billion.

Distribution Plan

American Skandia Marketing, Incorporated and Prudential Investment Management Services LLC (PIMS) (collectively, the Distributors) jointly serve as the principal underwriter and distributor for the SP Fund. PIMS also serves as the principal underwriter and distributor for the Dryden Fund. The Companies each adopted a Distribution and Service Plan (commonly known as a 12b-1 Plan) for each class of shares to compensate the Funds' respective distributor for its services and expenses in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for each share class, each Fund is authorized to pay its distributor at the following annual rates for assets attributable to the indicated share class:

Share Class	Rate
Class A (1)	0.25% of the Fund's average daily net assets attributable to Class A shares

Class B	1.00% of the Fund's average daily net assets attributable to Class B shares

Class C	1.00% of the Fund's average daily net assets attributable to Class C shares

Class L (2)	0.50% of the Fund's average daily net assets attributable to Class L shares

Class M (2)	1.00% of the Fund's average daily net assets attributable to Class M shares

Class R (3)	0.50% of the Fund's average daily net assets attributable to Class R shares

Class X (2)	1.00% of the Fund's average daily net assets attributable to Class X shares

Class Z (3)	None

(1)  The Distributors have each contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to 0.25% of each Fund's average daily net assets of the Class A shares for the period ending January 31, 2007 (for the Dryden Fund) and February 28, 2007 (for the SP Fund). Without such contractual fee waiver the 12b-1 fees for Class A shares would be 0.30% of each Fund's average daily net assets of the Class A shares.

(2)  Currently, only the SP Fund offers Class L, Class M, Class X and New Class X shares. Pending approval of the Plan by shareholders, the Dryden Fund will offer Class L, Class M, Class X and New Class X shares to accommodate the SP Fund Class L, Class M, Class X and New Class X shareholders. However, these classes of shares will be closed to most new purchasers.

(3)  Only the Dryden Fund has Class R and Class Z shares. Class Z shares are not subject to any distribution or service fees. The Dryden Fund's distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class R shares to 0.50% of the Fund's average daily net assets of the Class R shares for the period ending January 31, 2007. Without such contractual fee waiver the 12b-1 fees for Class R shares would be 0.75% of the Fund's average daily net assets of the Class R shares.

Because these fees are paid out of each Fund's assets on an ongoing basis, these fees may, over time, increase the cost of an investment in that Fund and may be more costly than other types of sales charges.

Each Fund's distributor may use distribution and service fees received under the 12b-1 Plan to compensate qualified brokers for services provided in connection with the sale of shares and the maintenance of shareholder accounts. In addition, distribution and service fees received under the Class X Plans by the distributor are used for such distributor's purchases of bonus shares, which are additional shares granted to investors in Class X shares by the distributor.

Valuation

In connection with the Reorganization, each whole and fractional share of each class of the SP Fund will be exchanged for whole or fractional shares of equal dollar value of the corresponding class of the Dryden Fund. The share value of a mutual fund – known as the net asset value per share or NAV – is determined by a simple calculation: it is the net assets (assets minus liabilities) of each individual share class of the fund divided by the number of shares outstanding of the corresponding share class. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund – or the NAV – is $10 ($1,000 divided by 100).

Each Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. A Fund also may use fair value pricing if it determines that the market quotation is not reliably based, among other things, on events or market conditions that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. A Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Managers (or subadvisers) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Fund uses to determine its NAV may differ from the security's quoted or published price. If a Fund needs to implement fair value pricing after the NAV publishing deadline, but before shares of a Fund are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing a Fund's NAV, the Fund's futures contracts will be valued at the last sale or bid price prior to the close of trading on the New York Stock Exchange (NYSE) that day. Except when a Fund fair values securities, each foreign security held by a Fund is normally valued as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for a Fund's securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

Each Fund's NAV is determined once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. On days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, the Funds will not price, and you will not be able to purchase, redeem or exchange a Fund's shares even though the value of these securities may have changed. Conversely, each Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. On days there are no orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV, the Funds' NAVs may not be determined.

Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of those funds daily.

Although the legal rights of each class of shares of each Fund are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. NAV is calculated separately for each class of each Fund. The NAVs of Class B, Class C, Class L, Class M, Class R and Class X, as applicable, of a Fund's shares will generally be lower than the NAV of Class A shares of each Fund as a result of the larger distribution-related fee to which Class B, Class C, Class L, Class M, Class R and Class X shares, as applicable, are subject. It is expected, however, that the NAV of each Fund's share classes will tend to converge immediately after the recording of dividends, if any, that will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Portfolio Holdings

In addition to the description contained herein, a description of each Fund's policies and procedures with respect to the disclosure of that Fund's portfolio securities is also contained in that Fund's prospectus, SAI and on that Fund's website (for the SP Fund, see www.strategicpartners.com, and for the Dryden Fund, see www.jennisondryden.com). Each Fund will provide a full list of its portfolio holdings as of the end of the fiscal quarter on its website within approximately 30 days after the end of the month. Each Fund's portfolio holdings are made public, as required by law, in the Fund's annual and semi-annual reports and on Form N-Q. In addition, each Fund may release the Fund's top ten holdings, sector and country breakdowns, and largest industries, as applicable, on a quarterly or monthly basis with the information 15 days prior to the release. Such information will be posted to the relevant Fund's website.

When authorized by a Fund's Chief Compliance Officer (CCO) and another officer of such Fund portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute such Fund's shares, third-party providers of auditing, custody, proxy voting and other services for such Fund, rating and ranking organizations, and certain affiliated persons of such Fund, as described below. The procedures utilized to determine eligibility are set forth below.

Procedures for Release of Portfolio Holdings Information:

1. A request for release of Fund holdings shall be prepared by such third parties setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release and frequency (e.g. level of detail staleness). Such request shall address whether there are any conflicts of interest between a Fund and the investment adviser, subadviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund.

2. The request shall be forwarded to PI's Product Development Group and to the CCO of the Fund, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the Fund holdings information.

4. An officer of the Fund shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of Fund holdings information.

6. PI's Fund Administration Department shall arrange for the release of Fund holdings information by PFPC Trust Company (for the SP Fund) and The Bank of New York (for the Dryden Fund) (collectively, the Custodian Banks).

As of the date of this Prospectus/Proxy Statement, each Fund will provide to:

1. Traditional External Recipients/Vendors

•  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) (securities class action claims services administrator) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

•  Full holdings on a daily basis to the Subadviser, Custodian Bank, sub-custodian (if any are appointed) and accounting agents (which includes the Custodian Banks and any other accounting agent that may be appointed) at the end of each day;

•  Full holdings to KPMG LLP, each Fund's independent registered public accounting firm, as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and

•  Full holdings to financial printers as soon as practicable following the end of each Fund's quarterly, semi-annual and annual period-ends.

2. Analytical Service Providers

•  The trades for each Fund on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund's fiscal quarter-end;

•  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

•  Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund's CCO and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

Fund directors have approved PI's Policy for the Dissemination of Portfolio Holdings. The directors shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The directors have delegated oversight over the Fund's disclosure of portfolio holdings to the CCO.

There can be no assurance that the Funds' policies and procedures on portfolio holdings information will protect the Funds from the misuse of such information by individuals or entities that come into possession of the information.

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of a Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, a Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so a Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will have to invest. In addition, if a Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, a Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit Fund share prices that may be based on closing prices of foreign securities established some time before each Fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Boards of the Funds have adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, each Fund's transfer agent monitors trading activity on a daily basis. Each Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into such Fund and then sell those shares within a specified period of time (a round-trip transaction) as established by such Fund's CCO. The CCO is authorized to set and modify the parameters at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of a Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted.

Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into each Fund by a shareholder who has violated this policy. Moreover, each Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in a Fund. The transfer agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into a Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If a Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements (Intermediaries), Intermediaries maintain the individual beneficial owner records and submit to each Fund only aggregate orders combining the transactions of many beneficial owners. Each Fund itself generally cannot monitor trading by particular beneficial owners. Each Fund communicates to Intermediaries in writing that it expects the Intermediaries to handle orders on transfers by beneficial owners consistently with each Fund's policies as set forth in each Fund's prospectus and SAI on transfers by beneficial owners. Omnibus accounts and Intermediaries are treated uniformly with respect to these policies. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in each Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The transfer agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the transfer agent to obtain additional information. The transfer agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. In that case, the shareholder will receive a return of the purchase amount. Where appropriate, the transfer agent may request that the Intermediary block a financial adviser or client from accessing each Fund. If necessary, each Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of each Fund to prevent such trading, there is no guarantee that each Fund, the transfer agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. None of the Funds has any arrangements intended to permit trading of its shares in contravention of the policies described above.

Purchases, Redemptions, Exchanges and Distributions

The purchase policies for each Fund are identical. The offering price is the NAV per share plus any initial sales charge that applies. Class A shares of each Fund are sold at NAV plus an initial sales charge that varies depending on the amount of your investment. In certain circumstances, Class A shares are subject to a contingent deferred sales charge (CDSC) (see "How to Buy Shares" in the Dryden Fund's prospectus, incorporated by reference and attached as Exhibit B.) Class B of each Fund shares are sold at NAV per share without an initial sales charge. However, if Class B shares are redeemed within seven years of their purchase, a CDSC will be deducted from the redemption proceeds. Class C shares are sold at NAV per share without an initial sales charge. In addition, if Class C shares are redeemed within 12 calendar months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class L shares are subject to up to a 5.75% initial sales charge on purchases under $1 million. Class M, Class X and New Class X shares are sold subject to a CDSC of 6.00%, decreasing annually. For more information relating to the purchase, redemption, exchange and distribution of Class A, B and C shares, see "How to Buy Shares" and "How to Sell Your Shares" in the Dryden Fund's prospectus, incorporated by reference and attached as Exhibit B. Class L, Class M, Class X and New Class X shares are generally no longer offered for direct purchase.

Class L shares of the SP Fund are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class L shares are sold at an offering price that normally equals NAV plus an initial sales charge that varies depending on the amount of the investment. In certain instances described below, however, purchases are either not subject to an initial sales charge (and the offering price will be at NAV) or will be eligible for reduced sales charges. The Fund receives an amount equal to the NAV to invest for the account of the purchaser. A portion of the sales charge is retained by the distributor and a portion is allocated to the purchaser's dealer. The distributor may allocate the entire amount of the initial sales charge to dealers for all sales occurring during a particular period. The front-end sales charge rates for Class L shares are as follows:

Amount of Purchase	Front-end Sales Charge (as % of offering price)	Front-end Sales Charge (as % of amt. invested)
Less than $50,000	5.75%	6.10%
$50,000 up to $100,000	5.00%	5.26%
$100,000 up to $250,000	4.00%	4.17%
$250,000 up to $500,000	3.00%	3.09%
$500,000 up to $1 million	2.25%	2.30%
$1,000,000 up to $4,999,999	None	1.00%*
$5,000,000 up to $9,999,999	None	0.50%*
$10,000,000 up to $9,999,999,999	None	0.25%*

*  For investments of $1 million to $4,999,999, the dealer reallowance is 1.00%. For investments of $5 million to $9,999,999, the dealer reallowance is 0.50%. For investments of $10 million and above, the dealer reallowance is 0.25%.

There is no initial sales charge on purchases of Class L shares of the applicable Funds in the following cases:

•  Purchases aggregating $1 million or more;

•  Purchases by an employer-sponsored retirement plan under Section 403(b) of the Code that features an employer contribution or "match"; or

•  Purchases by an employer-sponsored retirement plan under Section 401(a) of the Code (including a 401(k) plan) with at least 25 eligible employees or that uses the services of a third party administrator that has established an electronic link with the Funds.

However, if such Class L shares are redeemed within 12 months of their purchase, a CDSC (Class L CDSC) will be deducted from the redemption proceeds. During the past 12 months Class L shares were not available to new investors. The Class L CDSC will not apply to redemptions of shares acquired by the reinvestment of dividends or capital gains distributions or redemptions for the purpose of making distributions or loans to Section 401(a) or 403(b)(7) plan participants, and will be waived under certain circumstances described in a Fund's SAI. The Class L CDSC will be equal to 1% of the shares' NAV at the time of purchase. Any increase in the share price is not subject to the Class L CDSC. The Class L CDSC is paid to the distributor with respect to expenses incurred in providing distribution-related services to the Fund. To determine whether the Class L CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). For purposes of determining how long a purchaser has held shares, all purchases during the month are considered to have been made on the first business day of the month in which the purchase was actually made. The holding period for purposes of determining the applicable Class L CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

Class M shares of SP Fund are sold at NAV per share without an initial sales charge. However, if Class M shares are redeemed within seven years of their purchase, a CDSC (Class M CDSC) will be deducted from the redemption proceeds. The Class M CDSC will not apply to redemptions of shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances described below. The charge will be assessed on the shares' NAV at the time of purchase. Any increase in the share price is not subject to the Class M CDSC. The Class M CDSC is paid to the distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of its Class M shares. The distributor has assigned its right to receive any Class M CDSC, as well as any distribution and service fees, to certain unrelated parties that provides funding for the up-front sales concession payments.

To determine whether the Class M CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). The amount of the Class M CDSC will depend on the number of years since investment and the amount being redeemed, according to the following schedule:

Redemption During	Class M CDSC (as % of amount subject to charge)
1st year after purchase	6.00%
2nd year after purchase	5.00%
3rd year after purchase	4.00%
4th year after purchase	3.00%
5th year after purchase	2.00%
6th year after purchase	2.00%
7th year after purchase	1.00%
8th year after purchase	None

For purposes of determining the Class M CDSC, all purchases during the month are considered to have been made on the first business day of the month in which the purchase was actually made. The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

The Class M CDSC will be waived in the following cases if shares are redeemed and the Fund's transfer agent is notified: (1) redemptions under a Systematic Withdrawal Plan; (2) redemptions to pay premiums for optional insurance; (3) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (4) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in Class M shares of the Fund (any portion greater than mandated minimum distribution would be subject to the Class M CDSC); (5) the portion of any substantially equal periodic payments (as described in Section 72(t) of the Code) equal to the percentage of your plan assets held in Class M shares of the Fund; and (6) the return of excess contributions from an IRA or SIMPLE IRA.

Approximately eight years after the purchase of Class M shares of a Fund, those shares will automatically convert to Class A shares of that Fund. This conversion feature relieves Class M shareholders of the higher asset-based distribution charge that applies to Class M shares under the Class M 12b-1 Fee described above. The conversion is based on the relative NAV of the classes, and no sales charge is imposed. At the time of conversion, a portion of the Class M shares purchased through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of converting Class M non-Dividend Shares to total Class M non-Dividend Shares.

Class X shares of SP Fund are sold without an initial sales charge. However, if Class X shares are redeemed within eight years of their purchase (seven years in the case of Class X shares purchased prior to August 19, 1998), a CDSC (Class X CDSC) will be deducted from the redemption proceeds. The Class X CDSC will not apply to shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances described below. The Class X CDSC will be assessed on the NAV of the shares at the time of purchase.

For purchases made prior to January 1, 2002, the Class X CDSC will be assessed on the lesser of (i) the original purchase price or (ii) the redemption proceeds. For purchases made after January 1, 2002, the Class X CDSC is calculated using the original purchase price. Any increase in the share price is not subject to the Class X CDSC. The Class X CDSC is paid to the distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of Class X shares. The distributor has assigned its right to receive any Class X CDSC, as well as any distribution and service fees to a third party that provides funding for the up-front sales concession payments.

To determine whether the Class X CDSC applies to a redemption, a Fund first redeems shares not subject to a Class X CDSC (shares acquired by reinvestment of dividends and capital gains distributions and shares held for over eight years) and then redeems other shares in the order they were purchased (such that shares held the longest are redeemed first).

The amount of the Class X CDSC will depend on the number of years since investment and the amount being redeemed, according to the following schedule:

Redemption During	Class X CDSC (as % of amount subject to charge)
1st year after purchase	6.00%
2nd year after purchase	5.00%
3rd year after purchase	4.00%
4th year after purchase	4.00%
5th year after purchase	3.00%
6th year after purchase	2.00%
7th year after purchase	2.00%
8th year after purchase	1.00%
9th or 10th year after purchase	None

For purposes of determining the Class X CDSC, all purchases are considered to have been made on the first business day of the month in which the purchase was actually made. In the case of Class X shares purchased prior to August 19, 1998, the CDSC imposed will be 6% during the first year after purchase, 5% during the second year, 4% during the third year, 3% during the fourth year, 2% during the fifth and sixth years, 1% during the seventh year, and none thereafter.

The Class X CDSC will be waived in the following cases if shares are redeemed and the transfer agent is notified: (1) redemptions to pay premiums for optional insurance coverage; (2) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (3) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of plan assets held in Class X shares of the Fund; (4) the portion of any substantially equal periodic payments (as described in Section 72(t) of the Code) equal to the percentage of plan assets held in Class X shares of the Fund; and (5) the return of excess contributions from an IRA or SIMPLE IRA.

Ten years after the purchase of Class X shares of a Fund (eight years in the case of Class X shares purchased prior to August 19, 1998), those shares will automatically convert to Class A shares of that Fund. This conversion feature relieves Class X shareholders of the higher asset-based distribution charge that applies to Class X shares under the Class X Distribution and Service Plan described above. The conversion is based on the relative NAV of the two classes, and no sales charge is imposed. At the time of conversion, a portion of the Class X shares purchased through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of

Dividend Shares that will convert is determined by the ratio of converting Class X non-Dividend Shares to total Class X non-Dividend Shares.

The redemption policies for each Fund are identical. Your shares will be sold at the next NAV per share determined after your order to sell is received, and you will receive that amount less any applicable CDSC imposed and less such redemption fee or deferred sales charges as may be set by the relevant Fund's Board from time to time. Refer to each Fund's prospectus for more information regarding how to sell shares.

Shares of each Fund may be exchanged for shares of the same class of other funds in the mutual fund complex, including those of the other Fund, at NAV per share at the time of exchange without a sales charge. If you exchange such shares for the same class of shares of another Fund, any applicable CDSC and the date for automatic conversion of Class M, Class B and Class X shares to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice. Exchanges of shares involve redemption of the shares of the Fund you own and a purchase of shares of another Fund. Shares are normally redeemed and purchased in the exchange transaction on the business day on which the transfer agent receives an exchange request that is in proper form, if the request is received by the close of the NYSE that day.

You may exchange your Fund shares for shares of any other Fund without a sales charge. If you exchange such shares for shares of another Fund or if you receive Dryden Fund shares in exchange for SP Fund shares pursuant to the Plan, any applicable CDSC and the date for automatic conversion of Class M, Class B and Class X shares to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

Frequent trading of Fund shares in response to short-term fluctuations in the market – also known as "market timing" – may make it very difficult to manage a Fund's investments. When market timing occurs, the Funds may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash a Fund will have to invest. When, in the opinion of PI (and, with respect to the SP Fund, ASISI), such activity would have a disruptive effect on portfolio management, the Funds reserve the right to refuse purchase orders and exchanges into the Funds by any person, group or commonly controlled account. The decision may be based on dollar amount, volume, or frequency of trading. A Fund will notify a market timer of a rejection of an exchange or purchase order. There can be no assurance that a Fund's procedures will be effective in limiting the practice of market timing in all cases.

Each Fund will distribute substantially all of its income and capital gains to shareholders each year. The SP Fund expects to pay dividends of net investment income semiannually and distributions of net realized capital gains, if any, annually. The Dryden Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually.

SP Mutual Funds Share Class Designations

Please note that in 2004 SP Mutual Funds renamed Class A and Class B shares, and created two new classes designated Class A and Class B. This means that if, prior to April 12, 2004, you purchased shares of any series of SP Mutual Funds designated as "Class A" or "Class B" at the time of purchase, SP Mutual Funds now refers to your shares as "Class L" and "Class M", respectively. Please be sure to consult information about the appropriate share class when reviewing these materials.

In addition, pursuant to its charter, SP Mutual Funds may issue both "Class X" shares and "New Class X" shares of the SP Fund. The rights and terms of Class X and New Class X shares are almost identical, so for ease of reference, SP Mutual Funds sometimes provides combined expenses, capitalization, financial and other information for "New Class X" and "Class X" and refers to all such shares as "Class X." The principal difference between outstanding shares of the two classes is that Class X shares issued prior to August 17, 1998 are subject to automatic conversion to Class A shares approximately eight years after purchase, while New Class X shares, meaning Class X shares issued on or after August 17, 1998, are subject to automatic conversion to Class A shares approximately 10 years after purchase. You should be aware that if you hold shares referred to as "Class X," your conversion rights are determined by the date you purchased your shares. If the Plan is approved, the Dryden Fund will issue Class X and New Class X shares with equivalent conversion rights to the respective Class X and New Class X shareholders of the SP Fund, which are sometimes collectively referred as "Class X shares" of the Dryden Fund in this Prospectus/Proxy Statement.

FEES AND EXPENSES

The following tables describes the fees and expenses that shareholders may pay if they hold shares of the Funds, as of the period ending April 30, 2006 for the SP Fund and as of the period ending March 31, 2006 for the Dryden Fund, as well as the projected unaudited pro forma fees and expenses of the Dryden Fund as of March 31, 2006 that will continue in effect after consummation of the Plan, if approved. Class L, M and X shares of the Dryden Fund were not offered during the last fiscal year. The fees and expenses below of the Class L, M and X shares of the Dryden Fund are based on estimated expenses of the Fund during the current fiscal year. The holding period for shares held by investors in the SP Fund will be counted in computing the holding period of shares subsequently held in Dryden Fund for purposes of determining any applicable CDSCs.

Shareholder Fees and Operating Expenses

Class A Shares

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	5.50%	5.50%	5.50%
Maximum contingent deferred sales charge (load)	1.00%	1.00%	1.00%
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Management Fees	0.75%	0.65%	0.65%
+ Distribution (12b-1) Fees	0.30%	0.30%	0.30%
+ Other Expenses	0.58%	0.21%	0.23%
= Total annual fund operating expenses	1.63%	1.16%	1.18%
– Fee waiver and/or expense reimbursement	(0.22)%	(0.05)%	(0.07)%
= Net annual fund operating expenses	1.41%	1.11%	1.11%

Class B Shares

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)	5.00%	5.00%	5.00%
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Management Fees	0.75%	0.65%	0.65%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	0.58%	0.21%	0.23%
= Total annual fund operating expenses	2.33%	1.86%	1.88%
– Fee waiver and/or expense reimbursement	(0.17)%	None	(0.02)%
= Net annual fund operating expenses	2.16%	1.86%	1.86%

Class C Shares

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)	1.00%	1.00%	1.00%
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Management Fees	0.75%	0.65%	0.65%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	0.58%	0.21%	0.23%
= Total annual fund operating expenses	2.33%	1.86%	1.88%
– Fee waiver and/or expense reimbursement	(0.17)%	None	(0.02)%
= Net annual fund operating expenses	2.16%	1.86%	1.86%

Class L Shares

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	5.75%	5.75%	5.75%
Maximum contingent deferred sales charge (load)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Management Fees	0.75%	0.65%	0.65%
+ Distribution (12b-1) Fees	0.50%	0.50%	0.50%
+ Other Expenses	0.58%	0.21%	0.23%
= Total annual fund operating expenses	1.83%	1.36%	1.38%
– Fee waiver and/or expense reimbursement	(0.17)%	None	(0.02)%
= Net annual fund operating expenses	1.66%	1.36%	1.36%

Class M Shares

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)	6.00%	6.00%	6.00%
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Management Fees	0.75%	0.65%	0.65%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	0.58%	0.21%	0.23%
= Total annual fund operating expenses	2.33%	1.86%	1.88%
– Fee waiver and/or expense reimbursement	(0.17)%	None	(0.02)%
= Net annual fund operating expenses	2.16%	1.86%	1.86%

Class R Shares

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	N/A	None	None
Maximum contingent deferred sales charge (load)	N/A	None	None
Redemption Fee	N/A	None	None
Exchange Fee	N/A	None	None
Small balance account fee beginning on or about November 17, 2006	N/A	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Management Fees	N/A	0.65%	0.65%
+ Distribution and Service (12b-1) Fees	N/A	0.75%	0.75%
+ Other Expenses	N/A	0.21%	0.23%
= Total annual fund operating expenses	N/A	1.61%	1.63%
– Fee waiver and/or expense reimbursement	N/A	(0.25)%	(0.27)%
= Net annual fund operating expenses	N/A	1.36%	1.36%

Class X Shares

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)	6.00%	6.00%	6.00%
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Management Fees	0.75%	0.65%	0.65%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	0.58%	0.21%	0.23%
= Total annual fund operating expenses	2.33%	1.86%	1.88%
– Fee waiver and/or expense reimbursement	(0.17)%	None	(0.02)%
= Net annual fund operating expenses	2.16%	1.86%	1.86%

Class Z Shares

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	N/A	None	None
Maximum contingent deferred sales charge (load)	N/A	None	None
Redemption Fee	N/A	None	None
Exchange Fee	N/A	None	None
Small balance account fee beginning on or about November 17, 2006	N/A	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Management Fees	N/A	0.65%	0.65%
+ Distribution and Service (12b-1) Fees	N/A	None	None
+ Other Expenses	N/A	0.21%	0.23%
= Total annual fund operating expenses	N/A	0.86%	0.88%
– Fee waiver and/or expense reimbursement	N/A	None	(0.02)%
= Net annual fund operating expenses	N/A	0.86%	0.86%

Expense Examples

These examples are intended to help you compare the cost of investing in each Fund before the reorganization with the cost of investing in the Dryden Fund after consummation of the Plan. They assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except for any contractual and service (12b-1) fee waivers and overall expense limitations that may be in effect during the one year period. Class L, M and X shares of the Dryden Fund were not offered during the last fiscal year. The expenses below of the Class L, M and X shares of the Dryden Fund are based on estimated expenses of the Fund during the current fiscal year. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Approximately eight years after purchase, Class M shares will automatically convert to Class A shares on a quarterly basis. Approximately 10 years after purchase, Class X shares (approximately eight years after purchase of such shares issued prior to August 17, 1998) will automatically convert to Class A shares. The information in the ten years column reflects such conversions.

Full Redemption – Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$686	$1,016	$1,368	$2,359
Dryden Fund	657	894	1,149	1,877
Dryden Fund (Pro forma after the reorganization)	657	898	1,157	1,897

Class B Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$719	$1,011	$1,330	$2,396
Dryden Fund	689	885	1,106	1,911
Dryden Fund (Pro forma after the reorganization)	689	889	1,114	1,931

Class C Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$319	$711	$1,230	$2,653
Dryden Fund	289	585	1,006	2,180
Dryden Fund (Pro forma after the reorganization)	289	589	1,014	2,199

Class L Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$734	$1,102	$1,493	$2,586
Dryden Fund	706	981	1,277	2,116
Dryden Fund (Pro forma after the reorganization)	706	985	1,285	2,135

Class M Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$819	$1,111	$1,430	$2,478
Dryden Fund	789	985	1,206	1,997
Dryden Fund (Pro forma after the reorganization)	789	989	1,214	2,017

Class R Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	N/A	N/A	N/A	N/A
Dryden Fund	$138	$484	$853	$1,890
Dryden Fund (Pro forma after the reorganization)	138	488	861	1,910

Class X Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$819	$1,111	$1,530	$2,653
Dryden Fund	789	985	1,306	2,180
Dryden Fund (Pro forma after the reorganization)	789	989	1,314	2,199

Class Z Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	N/A	N/A	N/A	N/A
Dryden Fund	$88	$274	$477	$1,061
Dryden Fund (Pro forma after the reorganization)	88	279	486	1,082

No Redemption – Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your shares at the end of each period:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$686	$1,016	$1,368	$2,359
Dryden Fund	657	894	1,149	1,877
Dryden Fund (Pro forma after the reorganization)	657	898	1,157	1,897

Class B Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$219	$711	$1,230	$2,396
Dryden Fund	189	585	1,006	1,911
Dryden Fund (Pro forma after the reorganization)	189	589	1,014	1,931

Class C Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$219	$711	$1,230	$2,653
Dryden Fund	189	585	1,006	2,180
Dryden Fund (Pro forma after the reorganization)	189	589	1,014	2,199

Class L Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$734	$1,102	$1,493	$2,586
Dryden Fund	706	981	1,277	2,116
Dryden Fund (Pro forma after the reorganization)	706	985	1,285	2,135

Class M Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$219	$711	$1,230	$2,478
Dryden Fund	189	585	1,006	1,997
Dryden Fund (Pro forma after the reorganization)	189	589	1,014	2,017

Class R Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	N/A	N/A	N/A	N/A
Dryden Fund	$138	$484	$853	$1,890
Dryden Fund (Pro forma after the reorganization)	138	488	861	1,910

Class X Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$219	$711	$1,230	$2,653
Dryden Fund	189	585	1,006	2,180
Dryden Fund (Pro forma after the reorganization)	189	589	1,014	2,199

Class Z Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	N/A	N/A	N/A	N/A
Dryden Fund	$88	$274	$477	$1,061
Dryden Fund (Pro forma after the reorganization)	88	279	486	1,082

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under "Total annual fund operating expenses" remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of either Fund.

Notes to Fee and Expense Tables:

•  Your broker may charge you a separate or additional fee for purchases and sales of shares.

•  Investors who purchase $1 million or more of Class A shares or Class L shares, to the extent Class L is open to new purchases, and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a CDSC of 1% (the CDSC is waived for purchases by certain retirement or benefit plans). During the past 12 months Class L shares were not available to new investors.

•  ASISI has agreed to contractually reimburse and/or waive fees through February 28, 2007, so that the SP Fund's operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses (collectively, certain expenses) do not exceed 1.15% of the SP Fund's average daily net assets. Due to the Reorganization, ASISI and PI could benefit from the elimination of fee waiver currently being waived for the SP Fund since PI currently is not waiving or reimbursing any of its fee for the Dryden Fund. In order to minimize the effects of any fee increases for the Dryden Fund, PI has contractually agreed to waive up to 0.02% of its management fees on an annualized basis for the 12 months after the completion of the Reorganization, if the Dryden Fund's net operating expenses (exclusive of certain expenses) exceed 0.86% as a result of the Reorganization.

•  The Other Expenses have been restated to reflect current contractual rates for custody and accounting services.

•  Each Fund's Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to 0.25 of 1% of the average daily net assets of the Class A shares through February 28, 2007 for the SP Fund and through January 31, 2007 for the Dryden Fund. The Dryden Fund's Distributor also has contractually agreed to reduce its distribution and service (12b-1) fees for Dryden Fund's Class R shares to 0.50% of the average daily net assets of the Dryden Fund's Class R shares through January 31, 2007. Without such contractual fee waiver the 12b-1 fees for the Dryden Fund's Class R shares would be 0.75%.

•  The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. The CDSC for Class M shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M shares convert to Class A shares approximately 8 years after purchase. The CDSC for Class X shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. The CDSC for New Class X shares decreases by 1% annually to 4% in the third and fourth years, 3% in the fifth year, 2% in the sixth and seventh years, 1% in the eighth year and 0% in the ninth year after purchase. Class X shares and New Class X shares convert to Class A shares approximately 8 years and 10 years, respectively, after purchase. No CDSC is charged after these periods.

•  Beginning on or about November 17, 2006, if the value of your account is less than $2,500, the Funds will deduct a $15 annual small balance account fee from your account. Thereafter, beginning in 2007, the $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small balance account fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan ("AIP") accounts or employee savings plan accounts. Class R and Class Z are exempt from the small balance account fee.

•  Class R and Z shares of the SP Fund were not offered as of April 30, 2006. The Class L, M and X shares of the Dryden Fund were not offered as of March 31, 2006 and the operating expenses are estimated based on expenses of the Dryden Fund and the distribution fee applicable to such share class.

•  The CDSC for Class A, B, C shares of the Dryden Fund is calculated as a percentage of the lower of the original purchase price or sale proceeds. The CDSC for the Class L, M, X and New Class X shares of the Dryden Fund and the Class A, B and C shares of the SP Fund is calculated as a percentage of the original purchase price.

•  A $10 fee may be imposed for wire transfers of redemption proceeds.

•  The management fee rate shown is based on each Fund's daily average net assets as of April 30, 2006 for the SP Fund and March 31, 2006 for the Dryden Fund. The Funds' management fee schedule includes fee breakpoints which reduce the Funds' effective management fee as Fund assets increase. Changes in Fund assets may result in increases or decreases in the Fund's effective management fee. The Dryden Fund's management fee schedule is 0.65% of its average daily net assets up to $1 billion and 0.60% of its average daily net assets over $1 billion. The SP Fund's management fee schedule is set forth below: 0.75% of its average daily net assets up to $500 million, 0.70% of its average daily net assets up to $1 billion and 0.65% of its average daily net assets in excess of $1 billion.

Performance of the Funds

A number of factors – including risk – can affect how each Fund performs. The following bar charts show the performance of the Class L shares of the SP Fund and Class Z shares of the Dryden Fund for each full calendar year of the respective Fund's operation. The first table below each bar chart shows each Fund's best and worst performance during the periods included in the bar chart. The second table shows the average annual total returns before taxes for each class of each Fund, as well as the average annual total returns after taxes on distributions and redemptions for Class L shares of the SP Fund and Class B shares of the Dryden Fund.

This information may help provide an indication of each Fund's risks by showing changes in performance from year to year and by comparing each Fund's performance with that of a broad-based securities index. The average annual figures reflect sales charges, the other figures do not, and would be lower if they did. Past performance, before and after taxes, does not mean that a fund will achieve similar results in the future.

SP Fund

Annual Total Returns* (Class L Shares)

BEST QUARTER: 13.59% (4th quarter 1998) WORST QUARTER: –8.89 (3rd quarter 2002)

*  These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown. The total return of the Fund's Class L shares from January 1, 2006 to June 30, 2006 was 1.18%.

Average Annual Total Returns1 (as of period ending December 31, 2005)

	One Year	Five Years	Since Inception
Return Before Taxes
Class A	–1.60%	None	2.62% (since 4-12-04)
Class B	–1.54%	None	3.11% (since 4-12-04)
Class C	2.38%	2.25%	4.55% (since 7-28-97)
Class M	–2.62%	1.90%	4.56% (since 7-28-97)
Class X	–2.62%	1.70%	4.55% (since 7-28-97)
Class L
Return Before Taxes	–2.05%	1.57%	4.37% (since 7-28-97)
Return After Taxes on Distributions[2]	–2.22%	1.09%	3.86%
Return After Taxes on Distributions and Sale of Fund Shares[3]	–1.12%	1.06%	3.47%
Index (reflects no deduction for fees, expenses or taxes)
Blended Index[4]	3.98%	3.10%	[4]
Lipper Balanced Funds Avg.[5]	4.69%	2.67%	[5]

1  The Fund's returns are after deduction of sales charges and expenses. During certain periods shown, expense reimbursements were in effect. Without such expense reimbursements, the returns would have been lower. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares would have been lower.

2  After-tax returns are calculated using the highest historical individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class L shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

3  The "Return After Taxes on Distributions and Sales of Fund Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

4  The Blended Index is calculated by weighting the S&P 500 Index at 60% and the Lehman Brothers Government/Corporate Bond Index at 40%. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index composed of intermediate- and long-term government and investment-grade corporate debt securities. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of sales charges, operating expenses and taxes. The Blended Index returns since the closest calendar month-end following the inception of each class are 5.645% for Class A and B shares and 5.80% for Class C, L, M and X shares. Source: Lipper, Inc.

5  The Lipper Average is based on the average return of all mutual funds in the Lipper Balanced Fund Category. It reflects deductions for mutual fund operating expenses, but does not include the effect of sales charges or taxes. These returns would be lower if they included the effect of sales charges and taxes. Lipper Average returns since the closest calendar month-end following the inception of each class are 5.98% for Class A and B shares and 4.95% for Class C, L, M and X shares. Source: Lipper Inc.

Dryden Fund

Annual Total Returns (Class Z shares)

BEST QUARTER: 13.69% (4th quarter 1998) WORST QUARTER: –11.62% (3rd quarter of 2002)

*  The annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown. The total return of the Fund's Class Z shares from January 1, 2006 to June 30, 2006 was 2.32%.

Average Annual Total Returns1 (as of December 31, 2005)

	One Year	Five Years	Ten Years	Since Inception
Return Before Taxes
Class A Shares	–1.62%	2.70%	N/A	6.07% (since 11-7-96)
Class C Shares	2.31%	3.11%	N/A	5.96% (since 11-7-96)
Class R Shares	3.84%	N/A	N/A	4.72% (since 12-17-04)
Class Z Shares	4.34%	4.12%	7.32%	8.09% (since 1-4-93)
Class B Shares
Return Before Taxes	–1.52%	2.95%	N/A	5.97% (since 11-7-96)
Return After Taxes on Distributions[2]	–2.38%	2.53%	N/A	4.29%
Return After Taxes on Distributions and Sale of Fund Shares[2,3]	0.16%	2.37%	N/A	4.27%
Index (reflects no deduction for fees, expenses or taxes)
S&P 500 Index[4]	4.91%	0.54%	9.07%	[4]
Lehman Brothers U.S. Aggregate Bond Index[5]	2.43%	5.87%	6.16%	[5]
Customized Blend[6]	3.96%	3.04%	8.12%	[6]
Lipper Balanced Fund Average[7]	4.69%	2.67%	7.17%	[7]

1  The Fund's returns are after deduction of sales charges and expenses. Without a distribution and service (12b-1) fee waiver for Class A shares of 0.05% and Class R shares of 0.25%, the returns for Class A and Class R shares would have been lower.

2  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

3  "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than certain other return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

4  The Standard & Poor's 500 Composite Stock Index (S&P Index) – an unmanaged index of 500 stocks of large U.S. public companies – gives a broad look at how U.S stock prices have performed. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes and would be lower if they included the effects of these deductions. The securities in the S&P Index may be very different from those in the Fund. S&P 500 index returns since the inception of each class are 8.11% for Class A, Class B and Class C, 4.91% for Class R shares and 10.48% for Class Z. Source: Lipper, Inc.

5  Lehman Brothers U.S. Aggregate Bond Index (LABI) – an unmanaged index of investment grade securities issued by the U.S. government and its agencies and by corporations with between 1 and 10 years remaining to maturity – gives a broad look at how bond prices of short and intermediate-term bonds have performed. The LABI returns since inception were 6.42% for Class A, Class B and Class C shares, 2.43% for Class R shares and 6.60% for Class Z shares. Source: Lipper, Inc.

6  Customized Blend is a model portfolio consisting of the S&P 500 Index (57.5%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the Treasury bill 3-month blend (2.5%). Each component of Customized Blend is intended to provide a theoretical comparison to the Fund's performance, based on the amount allocated to each asset class. The Customized Blend does not include the effect of any sales charges, mutual fund operating expenses or taxes and would be lower if they included the effects of these deductions. The Customized Blend returns since inception would be 7.69% for Class A, Class B and Class C, 3.96% for Class R and 9.04% for Class Z. Source: Lipper, Inc.

7  The Lipper Balanced Fund Average is based on the average return of all mutual funds in the Lipper Balanced Fund category and reflects deductions for operating expenses, but does not include the effect of any sales charges or taxes. These returns would be lower if they included the effect of these deductions. Lipper Balanced Fund Average returns since the inception of each class are 6.65% for Class A, Class B and Class C, 4.69% for Class R and 8.14% for Class Z shares. Source: Lipper Inc.

Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares are subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M and Class X shares are subject to a maximum CDSC of 5%, 1%, 6.00% and 6.00%, respectively. Class L shares are subject to a maximum front-end sales charge of 5.75%. Class Z and Class R shares are not subject to a sales charge.

Investors cannot invest directly in an index. The returns for the indexes referenced in the above tables would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper averages referenced in the above tables reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

REASONS FOR THE REORGANIZATION

The Directors of SP Mutual Funds, including all of the directors who are not "interested persons" of SP Mutual Funds within the meaning of the 1940 Act (the "Independent Directors"), have unanimously determined that the Reorganization would be in the best interests of the shareholders of the SP Fund, and that the interests of the shareholders of the SP Fund would not be diluted as a result of consummation of the Plan.

At a meeting held on July 19, 2006, the Investment Managers advised the Directors that, as of May 31, 2006, the SP Fund had net assets of approximately $97 million, while the Dryden Fund had assets of approximately $646 million at that date. Accordingly, by reorganizing the SP Fund with the Dryden Fund, shareholders would enjoy a greater asset base over which fund expenses will be spread.

In addition, the Investment Managers advised the directors that the SP Fund had higher gross and net expense ratios, than the Dryden Fund. The directors considered the Investment Managers' advice that if the Plan is approved, shareholders of the SP Fund, regardless of the class of shares they own, should realize an immediate reduction in both the net annual operating expenses and gross annual operating expenses (i.e., before and after any waivers or reimbursements) paid on their investment, although there can be no assurance that operational savings will be realized.

The Investment Managers further advised the directors that shareholders of the SP Fund also could benefit from the lower contractual management fee paid by shareholders of the Dryden Fund.

The Directors noted that the estimated costs associated with the Reorganization will be paid by PI and/or an affiliate and the SP Fund. See discussion below under "Expenses Resulting from the Reorganization."

The Investment Manager for the Dryden Fund also explained that shareholders of the Dryden Fund may experience slightly higher net expenses as a result of the Reorganization. In order to minimize the impact to shareholders of the Dryden Fund, the Investment Manager has contractually agreed to waive up to .02% of its management fees on an annualized basis for a twelve-month period beginning from the completion of the Reorganization, if the Dryden Fund's net operating expenses (exclusive of certain expenses) exceeds 0.86% as a result of the Reorganization.

The Directors also noted that the Dryden Fund is not paying any of the costs of the Reorganization.

In recommending approval of the Reorganization, the Investment Managers advised the Directors that the Funds have similar investment objectives and similar investment policies and investment portfolios. Moreover, the Investment Managers reported that the Funds have similar investment styles. In recommending approval of the Reorganization, the Investment Managers advised the Directors that performance of the Dryden Fund was stronger than that of the SP Fund over the previous 1-, 3- and 5-year time periods.

The Investment Managers noted that, since the shares of the Dryden Fund will be issued at net asset value in exchange for the net assets of the SP Fund having a value equal to the aggregate net asset value of the shares of the SP Fund when the Reorganization occurs, the net asset value per share of the SP Fund should remain virtually unchanged solely as a result of the Reorganization. Thus, the Reorganization should not result in a reduction of the net assets of the SP Fund or the Dryden Fund immediately following consummation of the Reorganization. However, as a result of the Reorganization, a shareholder of the SP Fund may hold a smaller percentage of ownership in the Dryden Fund than he or she did in the SP Fund prior to the Reorganization. The aggregate net asset value of the Dryden Fund shares will equal the aggregate net asset value of your shares of the SP Fund.

The Directors, including a majority of Independent Directors, after considering the matter, unanimously concluded that no dilution of value would result to the shareholders of either the SP Fund or the Dryden Fund from consummation of the Plan and that, for the following reasons, consummation of the Plan is in the best interests of the shareholders of the Funds:

•  The Funds have similar investment objectives;

•  The Funds have similar investment policies and restrictions;

•  The Funds have a similar investment style;

•  Shareholders of the SP Fund would realize a reduction in net and gross operating expenses as result of the consummation of the Plan;

•  The SP Fund has significantly less assets than the Dryden Fund;

•  The SP Fund is not expected in the future to achieve satisfactory new asset growth;

•  The Dryden Fund generally has outperformed the SP Fund; and

•  Shareholders of each Fund could benefit from long-term economies of scale that may result from consummation of the Reorganization.

The Directors also noted that, in the opinion of counsel, the exchange of shares pursuant to the Plan would not result in a taxable gain or loss for U.S. federal income tax purposes for shareholders of the SP Fund.

Consequently, the Directors of the SP Fund and the Dryden Fund approved the Plan and the Directors of the SP Fund recommended that shareholders of the SP Fund vote to approve the Plan.

For the reasons discussed above, the Board of Directors of SP Mutual Funds unanimously recommend that you vote FOR the Plan.

If shareholders of the SP Fund do not approve the Plan, the Board of SP Mutual Funds will consider other possible courses of action for the SP Fund, including, among others, consolidation of the SP Fund with one or more affiliated or unaffiliated funds other than the Dryden Fund, adding one or more new subadvisers or replacing the current subadviser with one or more subadvisers. In the event that the shareholders of the SP Fund do not approve the Plan, the Investment Managers of the SP Fund may consider recommending to the Board and shareholders the liquidation of the SP Fund in light of anticipated future inability to attract sufficient new assets to support long-term viability. A liquidation of the SP Fund would result in taxable gains or losses for most shareholders of the Fund.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plan. You should read the form of the Plan attached as Exhibit A.

Closing

If the SP Fund's shareholders approve the Plan, the Reorganization will take place after various conditions are satisfied by SP Mutual Funds, on behalf of the SP Fund, and PIP, on behalf of the Dryden Fund, as applicable, including the preparation of certain documents. The Companies will mutually determine a specific date for the actual Reorganization to take place (expected to be in 2007). This is called the "closing date." If shareholders of the SP Fund do not approve the Plan, the Reorganization will not take place and the Board of the SP Fund will consider alternative courses of actions, as described above.

If the SP Fund's shareholders approve the Plan, SP Mutual Funds, on behalf of the SP Fund will deliver to PIP, on behalf of the Dryden Fund, all of SP Fund's assets and Dryden Fund will assume all of the liabilities of the SP Fund on the closing date. The Dryden Fund will issue to the SP Fund shares of the Dryden Fund of a value equal to the dollar value of the net assets delivered to the Dryden Fund. The SP Fund will then distribute to its shareholders of record as of the close of business on the closing date, the Dryden Fund shares in equivalent value and of equivalent class as such shareholder holds in the SP Fund. The SP Fund will subsequently terminate and dissolve and the Dryden Fund will be the surviving fund. The stock transfer books of the SP Fund will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the SP Fund may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing date.

To the extent permitted by law, the Companies may amend the Plan without shareholder approval. The Companies may also agree to terminate and abandon the Plan at any time before or, to the extent permitted by law, after the approval by shareholders of the SP Fund.

Expenses Resulting from the Reorganization

The expenses resulting from the Reorganization, including proxy solicitation costs, will be paid by PI and/or an affiliate and the SP Fund. The portfolio securities of the SP Fund will be transferred in-kind to the Dryden Fund. Accordingly, consummation of the Plan will entail little or no expenses in connection with portfolio restructuring. The Reorganization costs attributable to the SP Fund are currently estimated to be approximately $127,000 and PI and/or an affiliate will pay any additional costs.

Tax Consequences of the Reorganization

The consummation of the Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. It is a condition to each Fund's obligation to complete the Reorganization that the Funds will have received an opinion from Shearman & Sterling LLP, based upon representations made by each Fund, and upon certain assumptions, substantially to the effect that:

1.  The acquisition by the Dryden Fund of the assets of SP Fund in exchange solely for voting shares of the Dryden Fund and the assumption by the Dryden Fund of the liabilities, if any, of SP Fund, followed by the distribution of the Dryden Fund shares received by SP Fund pro rata to its shareholders, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Dryden Fund and SP Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

2.  The shareholders of the SP Fund will not recognize gain or loss upon the exchange of all of their shares of the SP Fund solely for shares of the Dryden Fund, as described in this Prospectus/Proxy Statement and the Plan;

3.  No gain or loss will be recognized by the SP Fund upon the transfer of its assets to the Dryden Fund in exchange solely for voting shares of the Dryden Fund and the assumption by the Dryden Fund of the liabilities, if any, of the SP Fund. In addition, no gain or loss will be recognized by the SP Fund on the distribution of such shares to the shareholders of the SP Fund (in liquidation of that Fund);

4.  No gain or loss will be recognized by the Dryden Fund upon the acquisition of the assets of the SP Fund in exchange solely for voting shares of the Dryden Fund and the assumption of the liabilities, if any, of the SP Fund;

5.  The Dryden Fund's tax basis for the assets acquired from the SP Fund will be the same as the tax basis of these assets when held by the SP Fund immediately before the transfer, and the holding period of such assets acquired by the Dryden Fund will include the holding period of such assets when held by the SP Fund;

6.  The SP Fund shareholders' tax basis for the shares of the Dryden Fund received by them pursuant to the reorganization will be the same as their tax basis in the SP Fund shares exchanged therefor; and

7.  The holding period of the Dryden Fund shares received by the shareholders of the SP Fund will include the holding period of the SP Fund shares exchanged therefor, provided such Fund shares were held as capital assets on the date of the exchange.

An opinion of counsel is not binding on the Internal Revenue Service, or the courts. If the Reorganization is consummated but fails to qualify as a "reorganization" within the meaning of Section 368(a) of the Code, the Reorganization would be treated as a taxable sale of assets by the SP Fund to the Dryden Fund followed by a taxable liquidation of the SP Fund, and the shareholders of the SP Fund would recognize taxable gains or losses equal to the difference between their adjusted tax basis in the shares of the SP Fund and the fair market value of the shares of the Dryden Fund received in exchange therefor. The SP Fund has a capital loss carryforward as of October 31, 2005 of approximately $5,206,000. In a tax-free reorganization, the acquiring fund generally succeeds to capital loss carryforwards of the target fund on the transfer date pursuant to Section 381 of the Code. There are several rules that may limit the ability of the acquiring fund to utilize the capital loss carryforwards of the target fund after the transfer date. Section 381 limits the amount of gain of the acquiring fund that can be offset by the capital loss carryforwards of the target fund in the first taxable year ending after the reorganization. A second rule (pursuant to Sections 382 and 383 of the Code) limits the amount of capital gain of the acquiring fund that may be offset annually by the capital loss carryforwards of the target fund (where, as in this reorganization, the acquiring fund has greater equity value than the target fund), in general, to the value of the equity of the target fund immediately before the reorganization multiplied by the applicable long-term tax-exempt bond rate (as published by the IRS). Accordingly, the utilization of the capital loss carryforward of the SP Fund by the Dryden Fund after the Reorganization would be subject to these limitations. Additional rules may apply, further limiting the utilization of the capital loss. Shareholders of the SP Fund should consult their tax advisers regarding the tax consequences to them of the Reorganization in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganization, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the Reorganization.

Characteristics of Dryden Fund Shares

The Dryden Fund was formed in Maryland on August 10, 1995 as a series of PIP. PIP is registered with the SEC as an open-end management investment company. Dryden Fund is authorized to issue 6,250,000,000 shares of common stock, par value $0.001 per share, divided into five classes, designated Class A, Class B, Class C, Class R and Class Z. If the Plan is approved, shares of the Dryden Fund will be divided into up to nine classes, designated Class A, Class B, Class C, Class L, Class M, Class X, and New Class X . The Class L, Class M, Class X and New Class X share classes of the Dryden Fund would be issued in order to accommodate shareholders of Class L, Class M, Class X and New Class X, respectively, of the SP Fund who will become shareholders of Dryden Fund pursuant to the Plan. The proposed Class L, M, X and New Class X shares will be available only for exchanges with the same class of shares in other existing funds in the mutual fund complex. These share classes will be closed to new or subsequent purchases, except for purchases through reinvestment of any dividends and distributions.

Each class of shares represents an interest in the same assets of the Dryden Fund and is identical in all respects except that:

•  each class is subject to different sales charges and distribution or service fees (12b-1 fees) (except for Class Z shares, which are not subject to any sales charges and distribution or service fees), which may affect net asset value, dividends and liquidation rights;

•  each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class;

•  each class has a different exchange privilege;

•  Class B, Class M, Class X and New Class X shares will have a conversion feature whereby Class B, Class M, Class X and New Class X shares will automatically convert to Class A shares as follows: at the end of seven years (Class B shares), eight years (Class M shares and Class X shares) and ten years (New Class X shares), respectively, after the original purchase of shares.

Shares of the Dryden Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Except for the conversion feature described above, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Dryden Fund is entitled to its portion of all of that Fund's assets after all debt and expenses of the Fund have been paid. Since Class B, Class C, Class M and Class X shares generally bear higher distribution expenses than Class A, Class L and Class Z, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A, Class L and Class Z shareholders, whose Class L and Class Z shares are not subject to any distribution or service fees. The voting and dividend rights, the right of redemption and the privilege of exchange are described in Dryden Fund's prospectus.

Dryden Fund does not intend to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless less than a majority of the directors holding office have been elected by shareholders, and the 1940 Act requires a meeting of shareholders, at which time the directors then in office will call a shareholder meeting for the election of directors. Shareholders of record of two-thirds of the outstanding shares of the Dryden Fund may remove a director, with or without cause, by votes cast in person or by proxy at a meeting called for that purpose. The directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director, or to transact any other business, when requested in writing to do so by the shareholders of record holding at least a majority of the Dryden Fund's outstanding shares.

Shares of the Dryden Fund that will be distributed to shareholders of the SP Fund will have the same legal characteristics as the corresponding shares of the SP Fund with respect to such matters as assessibility, conversion rights, and transferability.

Capitalization

The following table sets forth, as of March 31, 2006, the capitalization of shares of the Funds. The table also shows the unaudited pro forma capitalization of the Dryden Fund shares as adjusted to give effect to the proposed Reorganization. The capitalization of the Dryden Fund is likely to be different when the Plan is consummated.

Class A

	SP Fund	Dryden Fund	Adjustments		Dryden Fund Pro Forma after Reorganization (unaudited)
Net assets	$10,225,485	$421,971,303	$(12,750	)*	$432,184,038
Total shares outstanding	742,422	30,635,331	(972	)**	31,376,781
Net asset value per share	$13.77	$13.77	N/A		$13.77

Class B

	SP Fund	Dryden Fund	Adjustments		Dryden Fund Pro Forma after Reorganization (unaudited)
Net assets	$2,423,164	$64,091,968	$(3,019	)*	$66,512,113
Total shares outstanding	176,319	4,653,001	(619	)**	4,828,701
Net asset value per share	$13.74	$13.77	N/A		$13.77

Class C

	SP Fund	Dryden Fund	Adjustments		Dryden Fund Pro Forma after Reorganization (unaudited)
Net assets	$12,996,437	$13,510,310	$(16,201	)*	$26,490,546
Total shares outstanding	945,947	980,832	(3,598	)**	1,923,181
Net asset value per share	$13.74	$13.77	N/A		$13.77

Class L

	SP Fund	Dryden Fund***	Adjustments		Dryden Fund Pro Forma after Reorganization (unaudited)
Net assets	$14,255,483	N/A	$(17,768	)*	$14,237,715
Total shares outstanding	1,035,813	N/A	(3,283	)**	1,032,530
Net asset value per share	$13.76	N/A	N/A		$13.79

Class M

	SP Fund	Dryden Fund***	Adjustments		Dryden Fund Pro Forma after Reorganization (unaudited)
Net assets	$50,018,839	N/A	$(62,359	)*	$49,956,480
Total shares outstanding	3,641,444	N/A	(14,663	)**	3,626,781
Net asset value per share	$13.74	N/A	N/A		$13.77

Class R

	SP Fund***	Dryden Fund	Adjustments	Dryden Fund Pro Forma after Reorganization (unaudited)
Net assets	N/A	$234,457	N/A	$234,457
Total shares outstanding	N/A	17,003	N/A	17,003
Net asset value per share	N/A	$13.79	N/A	$13.79

Class X

	SP Fund	Dryden Fund***	Adjustments		Dryden Fund Pro Forma after Reorganization (unaudited)
Net assets	$12,246,539	N/A	$(15,271	)*	$12,231,268
Total shares outstanding	892,176	N/A	(4,200	)**	887,976
Net asset value per share	$13.73	N/A	N/A		$13.77

Class Z

	SP Fund***	Dryden Fund	Adjustments	Dryden Fund Pro Forma after Reorganization (unaudited)
Net assets	N/A	$169,029,565	N/A	$169,029,565
Total shares outstanding	N/A	12,216,794	N/A	12,216,794
Net asset value per share	N/A	$13.84	N/A	$13.84
	SP Fund	Dryden Fund	Adjustments	Dryden Fund Pro Forma after Reorganization (unaudited)
Total net assets	$102,165,947	$668,837,603	$(127,368)*	$770,876,182
Total shares outstanding	7,434,121	48,502,961	(27,336)**	55,909,746

*  Reflects the estimated Reorganization expenses of $127,368 attributable to the SP Fund.

**  Reflects the change in shares of the SP Fund upon exchange for Dryden Fund shares.

***  Class R and Z shares were not offered by the SP Fund and Class L, M or X shares were not offered by the Dryden Fund as of March 31, 2006.

VOTING INFORMATION

Required Vote

Only shareholders of record of the SP Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were 6,692,967 shares of the SP Fund issued and outstanding.

The presence in person or by proxy of the holders of a majority of the outstanding shares of the SP Fund entitled to be voted at the Meeting is required to constitute a quorum of the SP Fund at that Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. If a quorum is present with respect to SP Fund, the affirmative vote of the holders of a majority of the total number of shares of capital stock of the SP Fund outstanding and entitled to vote thereon is necessary to approve the Plan, which, for purposes of this vote, under the 1940 Act, means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the voting shares of the SP Fund represented at a meeting at which more than 50% of the outstanding voting shares of that Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of the SP Fund. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of SP Fund held at the close of business on the Record Date.

Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at the Meeting, is not a vote cast.

Under existing NYSE rules, it is not expected that brokers, banks and other nominees will be entitled to vote the SP Fund's shares with respect to the Plan unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker executes and returns a proxy card but is unable to cast a vote on a matter without specific instructions, and no specific instructions are given, the result is referred to as a "broker non-vote." The SP Mutual Funds will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

Abstentions and broker non-votes will count towards determining the presence of a quorum at the Meeting. However, shares represented by broker non-votes and abstentions will not be voted for or against the reorganization or any adjournment. Therefore, since approval of the Plan requires the affirmative vote of the lesser of 67% of the voting shares present at the Meeting or a majority of the total number of shares of a Fund outstanding at the Record Date, each broker non-vote and abstention would have the effect of a vote AGAINST the Plan or against an adjournment.

In the event that sufficient votes to obtain a quorum have not been obtained by the SP Fund, the SP Fund may request that one or more brokers submit a specific number of broker non-votes in order to obtain a quorum. The SP Fund would only take such actions if it believed that such actions would result in a quorum and the SP Fund had already received or expected to receive sufficient shareholder votes to approve the proposal at the Meeting. Therefore, shareholders who are against the proposal for the approval of the Plan should vote AGAINST the Plan.

Shareholders having more than one account in the SP Fund generally will receive a single proxy statement and a separate proxy card for each account. It is important to mark, sign, date and return all proxy cards received.

In the event that sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote FOR any such adjournment in their discretion. Shares represented by broker non-votes or abstentions will not be voted for or against adjournment. Because an adjournment requires an affirmative vote of a majority of the shares present at the Meeting, each broker non-vote and abstention would have the effect of a vote against adjournment.

How to Vote

You can vote your shares in any one of four ways:

•  By mail, with the enclosed proxy card.

•  In person at the Meeting.

•  By phone.

•  Via the Internet.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Revocation of Proxies

Proxies, including votes given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of SP Mutual Funds by 11:59 p.m. Eastern time on the day prior to the Meeting at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, (ii) by properly submitting a later-dated proxy that is received by 11:59 p.m. Eastern time on the day prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of SP Mutual Funds or PIP. In addition, SP Mutual Funds has engaged D.F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting date approaches, you may receive a phone call from a representative of D.F. King & Co., Inc. if the SP Mutual Funds have not yet received your vote. D.F. King & Co., Inc. may ask you for authority, by telephone, to permit D.F. King & Co., Inc. to execute your voting instructions on your behalf. Proxy solicitation costs are currently estimated to be approximately $111,000.

PRINCIPAL HOLDERS OF SHARES

The table below sets forth, as of September 1, 2006, each shareholder that owns of record more than 5% of any class of each Fund.

Fund	Beneficial Owner Name*	Address	Class	Shares/% Ownership
SP Fund	MCB Trust Services Trustee Oconomowoc Residential Program	700 17th Street Suite 300 Denver CO 80202	A	73,533/7.9%

	Union Bank TR Nominee FBO TS Sindt Implement PSP	P.O. Box 85484 San Diego CA 92186	A	85,756/9.2%

	Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street # 3 Newark NJ 07102	A	259,194/27.9%

	Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street # 3 Newark NJ 07102	C	92,186/10.6%

	Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street # 3 Newark NJ 07102	L	88,603/9.7%

	Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street # 3 Newark NJ 07102	X	80,556/11.9%

	Wachovia Securities, LLC**	1525 West Harris Blvd. Charlotte, NC 28288	B C	9,963/5.1% 200,271/21.0%

Dryden Fund	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers	4800 Deer Lake Drive E. Jacksonville FL 32246

	Fidelity Investments Institutional Operations Company, Inc (FIIO) As Agent For Certain Employee	100 Magellan Way Covington KY 41015	Z	749,554/6.5%

	PIMS/Prudential Retirement As Nominee For The TTEE Customer Plan Prudential Employee Savings	30 Scranton Office Park Scranton PA 18507	Z	4,625,405/39.9%

	MG Trust Company Customer FBO Rubenstein Associates 401K & Plan	700 17th Street Suite 300 Denver CO 80202	R	33,650/49.3%

	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers	4800 Deer Lake Drive E. Jacksonville FL 32246	R	17,244/25.2%

	Wachovia Securities, LLC**	1525 West Harris Blvd. Charlotte, NC 28288	A B C	8,343,404/28.4% 203,216/5.0% 304,703/32.1%

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

**  As record holder for other beneficial owners.

As of September 1, 2006, the officers and directors of the SP Mutual Funds, as a group, beneficially owned less than 1% of the outstanding voting shares of the SP Fund.

As of September 1, 2006, the officers and directors of PIP, as a group, beneficially owned less than 1% of the outstanding voting shares of the Dryden Fund.

As of the Record Date, the Class L, M and X shares of the SP Fund had not been offered; the Dryden Fund does not offer Class L, Class M, or Class X.

ADDITIONAL INFORMATION

The Dryden Fund is a series of PIP, an open-end management investment company registered with the SEC under the 1940 Act. Detailed information about the Dryden Fund is contained in the Fund's prospectus, dated November 30, 2005, which is enclosed herewith and incorporated by reference into this Prospectus/Proxy Statement. Additional information about the Dryden Fund is included in the Fund's SAI, dated November 30, 2005 which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

A copy of the Dryden Fund's Semi-Annual Report to Shareholders for the period ended February 28, 2006, may be obtained by calling 1-800-225-1852 or by writing to Dryden Active Allocation Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

SP Mutual Funds (on behalf of the SP Fund) and PIP (on behalf of the Dryden Fund) file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Also, copies of such material can be obtained from the SEC's Public Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

MISCELLANEOUS

Legal Matters

Certain matters of Maryland law, relating to the validity of shares of the Dryden Fund to be issued pursuant to the Plan, will be passed upon by DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel to the Dryden Fund.

Independent Registered Public Accounting Firm

The audited financial statements of the SP Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of the SP Fund for the fiscal year ending October 31, 2005 (File No. 811-08085). The unaudited financial statements of the SP Fund, also incorporated by reference into the SAI, are included in the Semi-Annual Report of the SP Fund to Shareholders for the six month period ended April 30, 2006 (File No. 811-08085).

The audited financial statements of the Dryden Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of the Dryden Fund for the fiscal year ending September 30, 2005 (File No. 811-7343). The unaudited financial statements of the Dryden Fund, also incorporated by reference into the SAI, are included in the Semi-Annual Report of the Dryden Fund to Shareholders for the six month period ended March 31, 2006 (File No. 811-07343).

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the Strategic Partners Balanced Fund and Dryden Active Allocation Fund, care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

SHAREHOLDER PROPOSALS

The Companies are not required to hold and will not ordinarily hold annual shareholders' meetings in any year in which the election of directors is not required to be acted upon under the 1940 Act. The Board of Directors may call special meetings of the shareholders for action by shareholder vote as required by the 1940 Act or a Fund's governing documents.

Pursuant to rules adopted by the SEC, a shareholder of a Fund may submit a proposal for shareholder action for inclusion in a proxy statement relating to annual and other meetings of the shareholders of the Fund which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the Fund at a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included. Although the charter of SP Mutual Funds provides that its by-laws may delineate requirements for presenting matters at annual meetings, its by-laws do not currently do so. This generally means that shareholders of SP Mutual Funds may submit proposals from the floor of an annual meeting. However, under Maryland law, the purpose of any special meeting of shareholders must be described in the notice of such meeting so only items included in the notice for a special meeting may be considered at a special meeting of shareholders.

The Board of Directors of SP Mutual Funds intend to bring before the Meeting the matters set forth in the foregoing notice. The directors do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the SP Mutual Funds, by execution of a subsequent proxy, or by voting in person at the Meeting.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization (attached).

B	Prospectus for Dryden Fund, dated November 30, 2005 (enclosed).

C	Dryden Fund's Semi-Annual Report to Shareholders for the fiscal period ended March 31, 2006 (enclosed).

D	Dryden Fund's Annual Report to Shareholders for the fiscal year ended September 30, 2005 (enclosed).

Exhibit A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") is made as of this ______ day of _____, 2006, by and between Strategic Partners Mutual Funds, Inc. (the "Company"), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on behalf of the Strategic Partners Balanced Fund, a series of the Company (the "Acquired Fund"), and Prudential Investment Portfolios, Inc. (the "Acquiring Company"), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on behalf of the Dryden Active Allocation Fund, a series of the Acquiring Company (the "Acquiring Fund"). Together, the Acquiring Fund and the Acquired Fund are referred to as the "Funds."

The Plan has been structured with the intention that the transactions contemplated hereby qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Fund, of all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares of common stock, par value $0.001 each, of the Acquiring Fund (as defined in Section 1(b) as the "Acquiring Fund Shares"); (ii) the distribution after the Closing Date (as provided in Section 3), of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the Closing (as defined in Section 3), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the Company, on behalf of the Acquired Fund, and by the Acquiring Company, on behalf of the Acquiring Fund:

1.  Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Fund and Assumption of the Acquired Fund's Liabilities, if any, and Liquidation and Dissolution of Acquired Fund.

(a)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, the Company, on behalf of the Acquired Fund, shall sell, assign, convey, transfer and deliver to the Acquiring Company, for the benefit of the Acquiring Fund, at the Closing all of the Acquired Fund's then existing assets, and assume all of the Acquired Fund's liabilities. The Acquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date but only to the extent any liability associated with such rights was not assumed by the Acquiring Fund.

(b)  Subject to the terms and conditions of this Plan, the Acquiring Company, on behalf of the Acquiring Fund, shall at the Closing deliver to the Company, for the benefit of the Acquired Fund, the number of shares of a Class of the Acquiring Fund determined by dividing the net asset value allocable to a share of such Class of the Acquired Fund by the net asset value allocable to a share of the corresponding Class of the Acquiring Fund, and multiplying the result thereof by the number of outstanding shares of the applicable Class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund's liabilities, if any, as set forth in this Section 1(b). Except as otherwise provided herein, the Acquiring Fund will assume all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that the Company agrees to utilize its best efforts to cause the Acquired Fund to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.

(c)  As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Company on behalf of the Acquired Fund, shall distribute pro rata to Acquired Fund shareholders of record, determined as of the close of business on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to this Section with each Acquired Fund shareholder receiving shares of the same Class or Classes of the Acquiring Fund as such shareholder holds of the Acquired Fund, and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund and noting in such accounts the names of the former Acquired Fund Shareholders and the types and amounts of Acquiring Fund Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the second decimal place. The Acquiring Company shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will be simultaneously cancelled on the books of the Acquired Fund.

(d)  Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Company's transfer agent. Acquiring Fund Shares will be issued in the manner described in Acquiring Company's then-effective registration statement.

(e)  Any transfer taxes payable upon issuance of Acquiring Fund Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2.  Valuation.

(a)  The value of the Acquired Fund's assets transferred to and liabilities assumed by the Acquiring Fund (such amount, the "Net Assets") hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the "Valuation Time") using the valuation procedures set forth in the Company's articles of incorporation and currently effective registration statement.

(b)  The net asset value of a share of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in Acquiring Company's articles of incorporation and currently effective registration statement.

(c)  The net asset value of shares of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Company's articles of incorporation and currently effective registration statement.

3.  Closing and Closing Date.

(a)  The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be __________, 2007, or such earlier or later date as agreed to in writing by the parties hereto. The Closing shall take place at the principal office of the Acquiring Company or at such other place as the parties may agree. The Company, on behalf of the Acquired Fund, shall have provided for delivery, as of the Closing, of the Acquired Fund's Net Assets to be transferred to the account of the Acquiring Company, for the benefit of the Acquiring Fund, at the Acquiring Company's Custodian, The Bank of New York. Also, the Company, on behalf of the Acquired Fund, shall produce at the Closing (or as soon as possible thereafter) a list of names and addresses of the shareholders of record of full and fractional shares of common stock of the Acquired Fund, par value $0.001 each, of the Acquired Fund, (the "Acquired Fund Shares") and the number of full and fractional Acquired Fund Shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. The Acquiring Company, on behalf of the Acquiring Fund, shall issue and deliver to the Secretary of the Company at the Closing a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date, or shall provide evidence satisfactory to the Company that the Acquiring Fund Shares have been registered in all account books of the Acquiring Fund in such manner as the Company, on behalf of the Acquired Fund, may request. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

(b)  In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset value per share of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4.  Representations and Warranties to the Acquiring Company, for the benefit of the Acquiring Fund, by the Company on behalf of the Acquired Fund.

The Company, on behalf of the Acquired Fund, makes the following representations and warranties to the Acquiring Company, for the benefit of the Acquiring Fund:

(a)  The Acquired Fund is a series of the Company, a corporation duly organized under the laws of the State of Maryland, validly existing under the laws of that jurisdiction and in good standing with the Maryland State Department of Assessments and Taxation (the "SDAT"). The Company is duly registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end, management investment company and all of the Acquired Fund Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"). The Acquired Fund has been duly established in accordance with the Company's articles of incorporation as a separate series of the Company.

(b)  The financial statements appearing in the Company's Annual Report to Shareholders (copies of which have been furnished to the Acquiring Company) have been audited by KPMG LLP, fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(c)  If available at or prior to the Closing Date, the unaudited financial statements appearing in the Company's Semi-Annual Report to Shareholders (copies of which will be furnished to the Acquiring Company), and the unaudited financial statements appearing therein fairly present the financial position of the Acquired Fund and the results of operations and changes in net assets as of such date, in conformity with U.S. generally accepted accounting principles.

(d)  The Company has the necessary corporate power and authority to conduct the Acquired Fund's business as such business is now being conducted.

(e)  The Company is not a party to or obligated under any provision of the Company's articles of incorporation or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Acquired Fund has elected to be treated as a regulated investment company (a "RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Fund to fail to satisfy the requirements of Subchapter M of the Code.

(h)  The Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the Securities and Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Company, on behalf of the Acquiring Fund, for use therein.

5.  Representations and Warranties to the Company, for the benefit of the Acquired Fund, by the Acquiring Company, on behalf of the Acquiring Fund.

The Acquiring Company, on behalf of the Acquiring Fund, makes the following representations and warranties to the Company, for the benefit of the Acquired Fund:

(a)  The Acquiring Fund is a series of the Acquiring Company, a corporation duly organized under the laws of the State of Maryland, validly existing under the laws of that jurisdiction and in good standing with the SDAT. The Acquiring Company is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act. The Acquiring Fund has been duly established in accordance with the Acquiring Company's articles of incorporation as a separate series of the Acquiring Company.

(b)  The Acquiring Fund is authorized to issue 1,000,000,000 shares of common stock, par value $0.001 each, of Acquiring Fund Shares, each outstanding share of which is duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and has voting rights.

(c)  At the Closing, the Acquiring Fund Shares will be duly authorized, validly issued, fully paid and non-assessable and, under the under the Acquiring Company's articles of incorporation and by-laws, no shareholder of the Acquiring Fund will have any pre-emptive right to subscribe therefore or purchase such shares, and such shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)  The financial statements appearing in the Acquiring Company's Annual Report to Shareholders (copies of which have been furnished to the Company) have been audited by KPMG LLP and fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(e)  If available at or prior to the Closing Date, the unaudited financial statements appearing in the Acquiring Company's Semi-Annual Report to Shareholders (copies of which will be furnished to the Company), fairly present the financial position of the Acquiring Fund and the results of operations and changes in net assets as of the respective date indicated, in conformity with U.S. generally accepted accounting principles.

(f)  The Acquiring Company has the necessary corporate power and authority to conduct the Acquiring Fund's business as such business is now being conducted.

(g)  The Acquiring Company is not a party to or obligated under any provision of the Acquiring Company's articles of incorporation or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(h)  The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Subchapter M of the Code and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of Subchapter M of the Code.

(i)  At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 5(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Company, on behalf of the Acquired Fund, for use therein.

6.  Representations and Warranties by the Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

The Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund, make the following representations and warranties.

(a)  The statement of assets and liabilities to be created by the Company as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net asset value and outstanding shares of each Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)  At the Closing, each Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except for such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  Except as may be disclosed in the currently effective prospectuses of the Funds, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Funds.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Funds.

(e)  The execution, delivery and performance of this Plan have been duly authorized by all necessary action of the Board of Directors of the Company and the Board of Directors of the Acquiring Company and this Plan constitutes a valid and binding obligation enforceable against the Company and the Acquiring Company in accordance with its terms.

(f)  The Company and the Acquiring Company anticipate that consummation of this Plan will not cause the applicable Fund to fail to comply with the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of the applicable fiscal year.

7.   Intentions of the Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

(a)  The Company intends to operate the Acquired Fund's business as presently conducted between the date hereof and the Closing Date. The Acquiring Company intends to operate the Acquiring Fund's business as presently conducted between the date hereof and the Closing Date.

(b)  The Company intends that the Acquired Fund will not acquire any Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund's shareholders.

(c)  The Company, on behalf of the Acquired Fund, intends, if the reorganization is consummated, to liquidate and dissolve the Acquired Fund.

(d)  The Companies intend that, by the time of Closing, each Fund's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid.

(e)  At the Closing, the Company, on behalf of the Acquired Fund, intends to have available a copy of the shareholder ledger accounts, certified by the Company's transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of the Acquired Fund as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets and the assumption of liabilities that are the subject of this Plan.

(f)  The Company intends to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  The Acquiring Company, on behalf of the Acquiring Fund, covenants to file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (including any supplement or amendment thereto, the "Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable and remains effective through the time of Closing. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Acquired Fund, and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement (collectively, "Proxy Statement"), and the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein in the light of the circumstances under which they were made, not misleading.

(h)  The Company intends to call a meeting of the shareholders of the Acquired Fund to consider and act upon this Plan and to use all reasonable efforts to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) under the 1940 Act).

(i)  The Company intends that it will, from time to time, as and when requested by the Acquiring Company, for the benefit of the Acquiring Fund, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Company may deem necessary or desirable in order to vest in and confirm to the Acquiring Fund title to and possession of all the Net Assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(j)  The Acquiring Company, on behalf of the Acquiring Fund, intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(k)  The Acquiring Company, on behalf of the Acquiring Fund, intends that it will, from time to time, as and when requested by the Company, for the benefit of the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Company may deem necessary or desirable in order to (i) vest in and confirm to the Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

8.  Conditions Precedent to be Fulfilled by the Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

(a)  That (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing, with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed on or on behalf of the Funds shall occur prior to the Closing; and (iii) the President or a Vice President and the Secretary or equivalent officer of each of the Company and the Acquiring Company shall execute a certificate to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Directors of the Company, on behalf of the Acquired Fund, and the Board of Directors of the Acquiring Company, on behalf of the Acquiring Fund.

(c)  That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or to the best of either the Company's or the Acquiring Company's knowledge have been threatened that would materially and adversely affect the business or financial condition of the applicable Fund, would prohibit the transactions contemplated hereby or would adversely affect the ability of the applicable Fund to consummate the transactions contemplated hereby.

(d)  That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)  That a distribution or distributions shall have been declared for each Fund, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of each Fund (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

(f)  The Company, for the benefit of the Acquired Fund, shall have received on the Closing Date a favorable opinion from (i) DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel to the Acquiring Company, with respect to items in this section that relate to matters of Maryland law, and (ii) Willkie Farr & Gallagher LLP, counsel to the Acquiring Company, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  The Acquiring Fund is a corporation duly incorporated, validly existing under the laws of the State of Maryland and in good standing with the SDAT with requisite corporate power under its charter to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as described in its current prospectus and the Acquiring Fund has been duly established as a series of the Acquiring Company in accordance with the terms of the Acquiring Company's charter and the Maryland General Corporate Law;

(2)  This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by the Acquiring Company, on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of the Plan by the Company, on behalf of the Acquired Fund, is a valid and legally binding obligation of the Acquiring Company and the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Maryland law to govern this Plan;

(3)  When the Acquiring Fund shares to be distributed to Acquired Fund shareholders under the Plan are issued, sold and delivered, in an amount not to exceed the then authorized number of shares of common stock, par value $.001 per share, as contemplated by the Plan for the consideration stated in the Plan, which shall in each event be at least equal to the net asset value and par value per share, they will be validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund will have any pre-emptive rights under Maryland law to subscription or purchase in respect thereof;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Acquiring Company, on behalf of the Acquiring Fund, of its obligations hereunder will not violate any provision of the Acquiring Company's charter or by-laws, or result in a default or a breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Acquiring Company's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquiring Fund;

(5)  To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by the Acquiring Company, on behalf of the Acquiring Fund, under the federal laws of the United States and the laws of the State of Maryland for the consummation by the Acquiring Company, on behalf of the Acquiring Fund, of the transactions contemplated by the Plan, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(6)  The Acquiring Company has been registered with the SEC as an investment company, and, to the knowledge of such counsel without independent inquiry or investigation, no order has been issued or proceeding instituted to suspend such registration; and

(7)  To the knowledge of such counsel and without independent inquiry or investigation, no litigation or government proceeding has been instituted or threatened against the Acquiring Company or the Acquiring Fund, that would be required to be disclosed in the Acquiring Company's registration statement on Form N-1A and is not so disclosed.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Company with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Acquiring Company.

(g)  The Acquiring Company, for the benefit of the Acquiring Fund, shall have received on the Closing Date a favorable opinion from (i) DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel to the Company, with respect to items in this section that relate to matters of Maryland law, and (ii) Willkie Farr & Gallagher LLP, counsel to the Acquired Company, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  The Company is a corporation duly incorporated, validly existing and in good standing with the SDAT with requisite corporate power under its charter and under the laws of the State of Maryland, to own all of its properties and assets and, to carry on its business as described in the current prospectus of the Acquired Fund, and the Acquired Fund has been duly established in accordance with the terms of the Maryland General Corporate Law and the Company's charter as a separate series of the Company;

(2)  This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by the Company, on behalf of the Acquired Fund, and, assuming due authorization, execution and delivery of the Plan by the Acquiring Company, on behalf of the Acquiring Fund, is a valid and legally binding obligation of the Company and the Acquired Fund enforceable against the Acquired Fund, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Maryland law to govern this Plan;

(3)  All actions required to be taken by the Company and the Acquired Fund to authorize and effect the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and the Acquired Fund;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Company, on behalf of the Acquired Fund, of its obligations hereunder will not, violate any provision of the Company's charter or by-laws, or result in a default or breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Company's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquired Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by the Company, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion;

(6)  Such counsel knows of no litigation or government proceeding instituted or threatened against the Company or the Acquired Fund, that would be required to be disclosed in the Company's registration statement on Form N-1A and is not so disclosed; and

(7)  The Company has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Company with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Company.

(h)  The Company and the Acquiring Company shall have received with respect to the Acquired Fund and the Acquiring Fund, on or before the Closing Date, an opinion of Shearman & Sterling LLP, special tax counsel to each Company, in form and substance satisfactory to the Company and the Acquiring Company, substantially to the effect that, for federal income tax purposes:

(1)  the transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(2)  in accordance with Section 357 and 361 of the Code, no gain or loss will be recognized by the Acquired Fund as a result of the transfer of its assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided for in the Plan;

(3)  under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(5)  in accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan;

(6)  in accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)  in accordance with Section 1223 of the Code, the holding period for the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided, that the shares of the Acquired Fund Shares were held as capital assets for federal income tax purposes;

(8)  in accordance with Section 1223 of the Code, the holding period of the Acquiring Fund with respect to the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which such assets were held by the Acquired Fund; and

(9)  pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits and method of tax accounting.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Company and/or the Company with regard to certain matters.

(i)  The Acquiring Fund Shares to be delivered hereunder shall be eligible for such sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquired Fund.

9.  Fees and Expenses.

(a)  Each Company represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne by Prudential Investments LLC and/or an affiliate and SP Fund.

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing or the Closing may be postponed by either Company, on behalf of a Fund, by resolution of the Board of Directors, if circumstances develop that, in the opinion of either Board, make proceeding with the Plan inadvisable.

(b)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or Acquired Fund, and none of the Company, the Acquiring Company, the Acquired Fund or the Acquiring Fund, nor the directors, officers, agents or shareholders shall have any liability in respect of this Plan.

(c)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the relevant Board of Directors if, in the judgment of such Board of Directors, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(d)  The respective representations and warranties contained in Sections 4 and 6 hereof shall expire with and be terminated by the Plan, and none of the Company, the Acquiring Company, any of their respective officers, directors, agents or shareholders, either of the Funds, or their respective shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, agent or shareholder of either of Fund or either Company against any liability to the entity for which that officer, director, agent or shareholder so acts or to any of the Company's or the Acquiring Company's shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(e)  If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Directors of the Company, on behalf of the Acquired Fund, or the Board of Directors of the Acquiring Company, on behalf of the Acquiring Fund, to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the Acquired Fund shareholders prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Company, on behalf of the Acquired Fund, shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Headings; Counterparts.

(a)  The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

(b)  This Plan may be executed in any number of counterparts, each of which will be deemed an original.

12.  Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

Each of the Company and the Acquiring Company acknowledge that it must look, and agrees that it shall look, solely to the assets of the relevant Fund for the enforcement of any claims arising out of or based on the obligations of the Company or the Acquiring Company hereunder, and in particular that none of the assets of either Company, other than the portfolio assets of the relevant Fund, may be resorted to for the enforcement of any claim based on the obligations of a Fund hereunder.

13.  Entire Plan and Amendments; Survival of Warranties.

This Plan embodies the entire agreement of the Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only in a writing signed by the Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund. This Plan shall bind and inure to the benefit of the parties and their respective successors and assigns and neither this Plan nor any interest herein may be assigned without the prior written consent of the Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors, and assigns any rights or remedies under or by any reason of this Plan. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

14.  Notices.

Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to the Acquiring Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary; and to the Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary.

15.  Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Maryland, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

IN WITNESS WHEREOF, Strategic Partners Mutual Funds, Inc., on behalf of Strategic Partners Balanced Fund, and Prudential Investment Portfolios, Inc., on behalf of Dryden Active Allocation Fund, have executed this Plan by their respective duly authorized officers, all as of the date and year first-above written.

STRATEGIC PARTNERS MUTUAL FUNDS, INC., on behalf of Strategic Partners Balanced Fund

Attest:	By: Name: Title:

PRUDENTIAL INVESTMENT PORTFOLIOS, INC., on behalf of Dryden Active Allocation Fund

Attest:	By: Name: Title:

Exhibit B

PROSPECTUS DATED NOVEMBER 30, 2005

The Prospectus for Dryden Active Allocation Fund, dated November 30, 2005, is part of this Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

B-1

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Exhibit C

SEMI-ANNUAL REPORT DATED MARCH 31, 2006

The Semi-Annual Report to Shareholders for Dryden Active Allocation Fund to shareholders for the period ended March 31, 2006, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

C-1

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Exhibit D

ANNUAL REPORT DATED SEPTEMBER 30, 2005

The Annual Report to Shareholders for Dryden Active Allocation Fund to shareholders for the fiscal year ended September 30, 2005, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

D-1

TABLE OF CONTENTS

2	Summary

2	The Proposal

3	Shareholder Voting

3	Comparison of Important Features

3	The Investment Objectives and Policies of the Funds

4	Comparison of Other Policies

8	Investment Restrictions

9	Risks of Investing in the Funds

11	Federal Income Tax Considerations

11	Comparison of Organizational Structure

14	Management of the Funds

28	Distribution Plan

28	Valuation

29	Portfolio Holdings

31	Frequent Purchases and Redemptions of Fund Shares

32	Purchases, Redemptions, Exchanges and Distributions

35	SP Mutual Funds Share Class Designations

36	Fees and Expenses

41	Expense Examples

45	Performance of the Funds

48	Reasons for the Reorganizations

50	Information About the Reorganization

50	Closing

50	Expenses Resulting from the Reorganization

50	Tax Consequences of the Reorganization

51	Characteristics of Dryden Fund Shares

52	Capitalization

54	Voting Information

54	Required Vote

55	How to Vote

55	Revocation of Proxies

55	Solicitation of Voting Instructions

56	Principal Holders of Shares

57	Additional Information

57	Miscellaneous

57	Legal Matters

57	Independent Registered Public Accounting Firm

57	Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees

58	Shareholder Proposals

58	Exhibits to Prospectus/Proxy Statement

A-1	Exhibit A – Form of Plan of Reorganization (attached)

B-1	Exhibit B – Prospectus for Dryden Fund, dated November 30, 2005 (enclosed)

C-1	Exhibit C – Dryden Fund's Semi-Annual Report to Shareholders for the fiscal period ended March 31, 2006 (enclosed)

D-1	Exhibit D – Dryden Fund's Annual Report to Shareholders for the fiscal year ended September 30, 2005 (enclosed)

STATEMENT OF ADDITIONAL INFORMATION
FOR
DRYDEN ACTIVE ALLOCATION FUND

Dated September 13, 2006

Acquisition of the Net Assets of
Strategic Partners Balanced Fund
a series of Strategic Partners Mutual Funds, Inc.

By and in exchange for shares of the
Dryden Active Allocation Fund, a series of Prudential Investment Portfolios, Inc.

This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets (the Reorganization) of the Strategic Partners Balanced Fund (SP Fund) and the assumptions of the liabilities of such Funds in exchange for shares of the Dryden Active Allocation Fund (Dryden Fund). SP Fund is a series of Strategic Partners Mutual Funds, Inc. (SPMF) and the Dryden Fund is a series of Prudential Investment Portfolios, Inc. (PIP).

This SAI consists of this Cover Page, Dryden Fund’s SAI, dated November 30, 2005, and the pro forma financial statements for SP Fund and Dryden Fund after giving effect to the proposed Reorganization.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated September 13, 2006, relating to the above-referenced Transactions. You can request a copy of the Prospectus/Proxy Statement by calling
1-800-225-1852 or by writing to Dryden Active Allocation Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

The Securities and Exchange Commission (SEC) maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of SPMF, PIP, SP Fund and Dryden Fund, other materials incorporated by reference herein, and other information regarding the SP Fund, SPMF, PIP and Dryden Fund.

ATTACHMENT TO SAI

The Dryden Active Allocation Fund SAI, dated November 30, 2005, is incorporated by reference herein and is part of this SAI and will be provided to all shareholders requesting this SAI.

S-2

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited)

LONG-TERM INVESTMENTS	101.5%	91.7%	93.0%
COMMON STOCKS	62.9%	64.9%	64.7%

Shares			Description	Value ($ )
SP Fund	Dryden Fund	Pro Forma Dryden Fund		SP Fund	Dryden Fund	Pro Forma Dryden Fund

			Aerospace/Defense	1.7%	1.9%	1.9%
	14,200	14,200	Armor Holdings, Inc.(a)		827,718	827,718
17,382		17,382	Boeing Co.(a)	1,354,578		1,354,578
	17,000	17,000	General Dynamics Corp.		1,087,660	1,087,660
5,661	50,900	56,561	Lockheed Martin Corp.	425,311	3,824,117	4,249,428
	52,200	52,200	Northrop Grumman Corp.		3,564,738	3,564,738
	6,600	6,600	Raytheon Co.		302,544	302,544
	1,900	1,900	United Industrial Corp.		115,767	115,767
	50,600	50,600	United Technologies Corp.		2,933,282	2,933,282
				1,779,889	12,655,826	14,435,715

			Airlines	0.1%	0.0%	0.0%
3,044		3,044	Southwest Airlines Co.	54,762		54,762

			Apparel	0.0%	0.2%	0.2%
	2,000	2,000	Carter’s, Inc.(a)		134,980	134,980
	17,200	17,200	Jones Apparel Group, Inc.		608,364	608,364
	4,700	4,700	Liz Claiborne, Inc.		192,606	192,606
	10,600	10,600	Steven Madden Ltd.(a)		376,300	376,300
	4,400	4,400	VF Corp.		250,360	250,360
				—	1,562,610	1,562,610

			Automobiles	0.5%	0.9%	0.8%
38,781	59,800	98,581	Ford Motor Co.(g)	308,697	476,008	784,705
	45,700	45,700	Harley-Davidson, Inc.(g)		2,370,916	2,370,916
	40,700	40,700	PACCAR, Inc.		2,868,536	2,868,536
7,112		7,112	Navistar International Corp.(a)	196,149		196,149
	800	800	Thor Industries, Inc.		42,688	42,688
				504,846	5,758,148	6,262,994

			Automotive Parts	0.7%	0.0%	0.1%
34,390		34,390	Goodyear Tire & Rubber Co.(a)	497,967		497,967
2,451		2,451	Group 1 Automotive	116,521		116,521
6,295		6,295	TRW Automotive Holdings Corp.	146,674		146,674
				761,162	—	761,162

			Banking	2.8%	2.7%	2.7%
	3,600	3,600	AmSouth Bancorporation		97,380	97,380
27,627		27,627	Bank of America	1,258,134		1,258,134
	42,200	42,200	BB&T Corp.		1,654,240	1,654,240
	600	600	City Holding Co.		22,074	22,074
	18,200	18,200	Comerica, Inc.		1,055,054	1,055,054
	58,900	58,900	First Bancorp (Puerto Rico)		728,004	728,004
	4,900	4,900	Hanmi Financial Corp.		88,494	88,494
	5,700	5,700	Huntington Bancshares, Inc.(g)		137,541	137,541

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

	59,600	59,600	KeyCorp		2,193,280	2,193,280
	46,200	46,200	National City Corp.		1,612,380	1,612,380
	15,600	15,600	North Fork Bancorporation, Inc.		449,748	449,748
	52,100	52,100	Popular, Inc. (Puerto Rico)		1,081,596	1,081,596
	5,300	5,300	SunTrust Banks, Inc.		385,628	385,628
	10,400	10,400	TD Banknorth, Inc.(g)		305,240	305,240
	92,156	92,156	U.S. Bancorp.		2,810,758	2,810,758
	3,200	3,200	UnionBanCal Corp.		224,512	224,512
9,696	62,000	71,696	Wachovia Corp.	543,461	3,475,100	4,018,561
17,289	30,000	47,289	Wells Fargo & Co.	1,104,248	1,916,100	3,020,348
				2,905,843	18,237,129	21,142,972

			Beverages	2.7%	1.6%	1.7%
3,979		3,979	Brown-Forman Corp.	306,264		306,264
29,405	100,100	129,505	Coca-Cola Co. (The)	1,231,187	4,191,187	5,422,374
3,519	34,200	37,719	Coca-Cola Enterprises, Inc.	71,576	695,628	767,204
163		163	Molson Coors Brewing Co. Class B	11,185		11,185
18,008	89,300	107,308	Pepsi Bottling Group, Inc.	547,263	2,713,827	3,261,090
15,034	4,700	19,734	PepsiAmericas, Inc.	367,581	114,915	482,496
3,776	47,400	51,176	PepsiCo, Inc.	218,215	2,739,246	2,957,461
				2,753,271	10,454,803	13,208,074

			Biotechnology	1.0%	1.0%	1.0%
13,740	8,576	22,316	Amgen, Inc.(a)	999,585	623,904	1,623,489
	41,100	41,100	Biogen Idec, Inc.(a)		1,935,810	1,935,810
	18,700	18,700	Digene Corp.(a)		731,170	731,170
	12,900	12,900	Enzon Pharmaceuticals, Inc.(a)		104,490	104,490
	39,200	39,200	Genentech, Inc.(a)		3,312,792	3,312,792
				999,585	6,708,166	7,707,751

			Building & Construction	0.4%	0.8%	0.8%
	42,600	42,600	Eagle Materials, Inc.(g)		2,716,176	2,716,176
	1,400	1,400	Granite Construction Inc.		68,152	68,152
	3,700	3,700	Griffon Corp.(a)		91,908	91,908
	13,500	13,500	Martin Marietta Materials, Inc.(g)		1,444,905	1,444,905
	12,500	12,500	NCI Buildings Systems Inc.(a)(g)		747,125	747,125
4,837	2,900	7,737	USG Corp.(a)	459,322	275,384	734,706
				459,322	5,343,650	5,802,972

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

			Business Services	1.3%	0.3%	0.4%
23,190		23,190	Accenture Ltd.(a)	697,323		697,323
14,765		14,765	Acxiom Corp.	381,528		381,528
7,262		7,262	Harland (John H.) Co.	285,397		285,397
	123,500	123,500	Xerox Corp.(a)		1,877,200	1,877,200
				1,364,248	1,877,200	3,241,448

			Capital Markets	1.4%	2.0%	1.9%
	1,300	1,300	A.G. Edwards, Inc.		64,818	64,818
6,819	31,100	37,919	Goldman Sachs Group, Inc.	1,070,310	4,881,456	5,951,766
	1,300	1,300	Greenhill & Co., Inc.		85,943	85,943
	31,000	31,000	Lehman Brothers Holdings, Inc.		4,480,430	4,480,430
	46,500	46,500	Merrill Lynch & Co., Inc.		3,662,340	3,662,340
5,628		5,628	Morgan Stanley	353,551		353,551
	2,200	2,200	SEI Investments Co.		89,166	89,166
				1,423,861	13,264,153	14,688,014

			Chemicals	1.0%	0.6%	0.6%
10,684		10,684	Celanese Corp.	224,043		224,043
	16,600	16,600	CF Industries Holdings, Inc.		282,034	282,034
	51,800	51,800	Dow Chemical Co. (The)		2,103,080	2,103,080
	12,700	12,700	Eastman Chemical Co.		649,986	649,986
34,851	35,700	70,551	Lyondell Chemical Co.	693,535	710,430	1,403,965
	2,300	2,300	Mosaic Co. (The)(a)		33,005	33,005
2,118		2,118	Tronox, Inc. Class B	35,982		35,982
5,153		5,153	UAP Holding Corp.	110,790		110,790
	1,200	1,200	Wellman, Inc.		7,632	7,632
				1,064,350	3,786,167	4,850,517

			Commercial Services	0.0%	0.8%	0.7%
	53,600	53,600	Career Education Corp.(a)		2,022,328	2,022,328
	43,700	43,700	Cendant Corp.		758,195	758,195
	4,300	4,300	Corinthian Colleges, Inc.(a)		61,920	61,920
	8,700	8,700	Corporate Executive Board Co.		877,830	877,830
	9,200	9,200	Jackson Hewitt Tax Service, Inc.		290,536	290,536
	2,000	2,000	Pegasus Solutions, Inc.(a)		18,820	18,820
	25,600	25,600	R. R. Donnelley & Sons Co.		837,632	837,632
	22,400	22,400	Spherion Corp.(a)		232,960	232,960
				—	5,100,221	5,100,221

			Communications Equipment	0.4%	1.4%	1.3%
20,950	205,900	226,850	Cisco Systems, Inc.(a)	453,987	4,461,853	4,915,840
	95,000	95,000	Qualcomm, Inc.		4,807,950	4,807,950
				453,987	9,269,803	9,723,790

			Computer Software & Services	1.0%	0.7%	0.7%
3,439		3,439	Autodesk, Inc.	132,470		132,470
2,998		2,998	Cadence Design Systems, Inc.(a)	55,433		55,433
403	8,700	9,103	Computer Sciences Corp.(a)	22,387	483,285	505,672
	44,300	44,300	EarthLink, Inc.(a)		423,065	423,065
11,432		11,432	Global Payments, Inc.	606,010		606,010
3,008		3,008	Intuit, Inc.(a)	159,996		159,996
	8,600	8,600	John H. Harland Co.		337,980	337,980
	10,600	10,600	MicroStrategy, Inc., Class A(a)		1,116,074	1,116,074
3,150	167,100	170,250	Oracle Corp.(a)(g)	43,124	2,287,599	2,330,723
				1,019,420	4,648,003	5,667,423

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

			Computer Systems/Peripherals	2.9%	2.6%	2.6%
	26,300	26,300	Agilysys, Inc.		396,078	396,078
6,969		6,969	Apple Computer, Inc.(a)	437,096		437,096
	7,400	7,400	Black Box Corp.		355,570	355,570
1,518	48,700	50,218	Dell, Inc.(a)	45,176	1,449,312	1,494,488
	216,100	216,100	EMC Corp.(a)		2,945,443	2,945,443
37,567	90,193	127,760	Hewlett-Packard Co.	1,235,954	2,967,350	4,203,304
14,891	81,100	95,991	International Business Machines Corp.	1,228,061	6,688,317	7,916,378
	2,600	2,600	Lexmark International, Inc.(a)(g)		117,988	117,988
	59,800	59,800	QLogic Corp.(a)		1,157,130	1,157,130
	39,500	39,500	Synaptics, Inc.(a)		868,605	868,605
	11,000	11,000	Western Digital Corp.(a)		213,730	213,730
				2,946,287	17,159,523	20,105,810

			Consumer Finance	1.1%	0.1%	0.2%
13,454	5,500	18,954	Capital One Financial Corp.(g)	1,083,316	442,860	1,526,176

			Consumer Products & Services	1.1%	0.0%	0.1%
19,977		19,977	Colgate-Palmolive Co.	1,140,687	—	1,140,687

			Containers	0.1%	0.2%	0.2%
	29,300	29,300	Ball Corp.	—	1,284,219	1,284,219
1,286		1,286	Silgan Holdings, Inc.	51,659		51,659
				51,659	1,284,219	1,335,878

			Cosmetics/Toiletries	0.0%	0.2%	0.1%
	4,700	4,700	Alberto-Culver Co., Class B		207,881	207,881
	25,400	25,400	Parlux Fragrances, Inc.(a)(g)		819,150	819,150
				—	1,027,031	1,027,031

			Data Processing/Management	0.0%	0.4%	0.3%
	60,300	60,300	Fiserv, Inc.(a)	—	2,565,765	2,565,765

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

			Distribution/Wholesale	0.1%	0.3%	0.2%
3,424	25,800	29,224	Building Materials Holding Corp.(g)	122,031	919,512	1,041,543
	17,000	17,000	Fastenal Co.		804,780	804,780
				122,031	1,724,292	1,846,323

			Diversified Financial Services	0.3%	0.8%	0.8%
	107,630	107,630	J.P. Morgan Chase & Co.		4,481,713	4,481,713
4,524	16,700	21,224	Moody’s Corp.(g)	323,285	1,193,382	1,516,667
				323,285	5,675,095	5,998,380

			Diversified Manufacturing	0.0%	1.6%	1.4%
	40,400	40,400	3M Co.		3,057,876	3,057,876
	22,600	22,600	Cooper Industries Ltd., Class A		1,963,940	1,963,940
	29,600	29,600	Eaton Corp.		2,159,912	2,159,912
	18,600	18,600	Energizer Holdings, Inc.(a)		985,800	985,800
	56,300	56,300	Ingersoll-Rand Co., Class A (Bermuda)		2,352,777	2,352,777
				—	10,520,305	10,520,305

			Electrical Utilities	1.1%	0.7%	0.8%
44,490		44,490	AES Corp.(a)	758,999		758,999
	40,500	40,500	Alliant Energy Corp.		1,274,535	1,274,535
	60,600	60,600	American Electric Power Co., Inc.		2,061,612	2,061,612
	2,000	2,000	American States Water Co.		74,720	74,720
	9,300	9,300	DTE Energy Co.		372,837	372,837
9,680	10,800	20,480	Edison International	398,622	444,744	843,366
	1,200	1,200	Pepco Holdings, Inc.		27,348	27,348
	5,600	5,600	Pinnacle West Capital Corp.		218,960	218,960
	9,900	9,900	Progress Energy, Inc.		435,402	435,402
	2,200	2,200	Westar Energy, Inc.		45,782	45,782
				1,157,621	4,955,940	6,113,561

			Electronic Components	1.1%	1.1%	1.1%
	32,100	32,100	Agilent Technologies, Inc.(a)		1,205,355	1,205,355
18,904	6,000	24,904	Arrow Electronics, Inc.(a)	610,032	193,620	803,652
1,563		1,563	AVX Corp.	27,665		27,665
	500	500	Belden CDT, Inc.(g)		13,615	13,615
	19,600	19,600	Emerson Electric Co.		1,639,148	1,639,148
	21,300	21,300	Harman International Industries, Inc.		2,367,069	2,367,069
7,614	2,000	9,614	Jabil Circuit, Inc.(a)	326,336	85,720	412,056
	2,400	2,400	Molecular Devices Corp.(a)		79,584	79,584
3,985		3,985	Plexus Corp.(a)	149,716		149,716
	30,700	30,700	Tech Data Corp.(a)		1,133,137	1,133,137
	16,300	16,300	Thomas & Betts Corp.(a)		837,494	837,494
	8,800	8,800	Vishay Intertechnology, Inc.(a)		125,312	125,312
				1,113,749	7,680,054	8,793,803

			Energy Equipment & Services	0.0%	0.7%	0.6%
	7,300	7,300	Helix Energy Solutions Group, Inc.(a)(g)		276,670	276,670
	13,400	13,400	Helmerich & Payne, Inc.		935,588	935,588
	8,200	8,200	Nabors Industries Ltd. (Barbados)(a)		586,956	586,956
	15,900	15,900	Oil States International, Inc.(a)		585,915	585,915
	13,900	13,900	Patterson-UTI Energy, Inc.		444,244	444,244
	12,200	12,200	Schlumberger Ltd.		1,544,154	1,544,154
	4,900	4,900	Smith International, Inc.		190,904	190,904
				—	4,564,431	4,564,431

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

			Entertainment & Leisure	1.0%	0.0%	0.1%
21,018		21,018	Disney, (Walt) Co.	586,192		586,192
9,623		9,623	Dreamworks Animation SKG, Inc.(a)	254,528		254,528
4,244		4,244	Royal Caribbean Cruises Ltd.	178,333		178,333
				1,019,053	—	1,019,053

			Environmental Services	0.1%	0.0%	0.0%
1,296		1,296	Republic Services Inc.	55,093		55,093

			Farming & Agriculture	0.2%	0.0%	0.0%
1,822		1,822	Monsanto Co.	154,415		154,415

			Financial Services	5.0%	3.8%	4.0%
15,454		15,454	American Express Co.	812,108		812,108
18,010		18,010	Americredit Corp.	553,447		553,447
	130,520	130,520	Bank of America Corp.		5,943,881	5,943,881
	9,700	9,700	Bear Stearns Cos., Inc. (The)		1,345,390	1,345,390
	16,000	16,000	CharterMac		324,800	324,800
	39,600	39,600	CIT Group, Inc.		2,119,392	2,119,392
	185,360	185,360	Citigroup, Inc.		8,754,552	8,754,552
2,260		2,260	Compucredit Corp.	83,191		83,191
6,371		6,371	Corus Bankshares, Inc.	378,692		378,692
	44,098	44,098	Countrywide Financial Corp.		1,618,397	1,618,397
4,750		4,750	Downey Financial Corp.	319,675		319,675
21,318		21,318	Federated Investors, Inc.	832,468		832,468
	33,000	33,000	Freddie Mac		2,013,000	2,013,000
	77,500	77,500	Friedman Billings Ramsey Group, Inc.		726,950	726,950
6,079		6,079	Golden West Financial Corp.	412,764		412,764
8,096		8,096	Mellon Financial Corp.	288,218		288,218
	49,500	49,500	Morgan Stanley		3,109,590	3,109,590
7,635		7,635	Northern Trust Corp.	400,838		400,838
538		538	PNC Financial Services Group	36,213		36,213
14,530		14,530	Raymond James Financial, Inc.	429,507		429,507
2,933		2,933	State Street Corp.	177,241		177,241
8,643		8,643	Washington Mutual, Inc.	368,365		368,365
				5,092,727	25,955,952	31,048,679

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

			Foods	1.5%	1.0%	1.1%
2,174		2,174	Campbell Soup Co.	70,438		70,438
4,047	58,000	62,047	Chiquita Brands International, Inc.	67,868	972,660	1,040,528
	1,400	1,400	Costco Wholesale Corp.		75,824	75,824
12,335		12,335	General Mills, Inc.	625,138		625,138
	3,200	3,200	Gold Kist, Inc.(a)		40,448	40,448
	1,700	1,700	Hormel Foods Corp.		57,460	57,460
	3,200	3,200	Kraft Foods, Inc., Class A		96,992	96,992
25,835	97,400	123,235	Kroger Co. (The)(a)	526,001	1,983,064	2,509,065
	2,200	2,200	Nash Finch Co.		65,780	65,780
	65,500	65,500	Pilgrim’s Pride Corp.(g)		1,419,385	1,419,385
	16,600	16,600	Safeway, Inc.		416,992	416,992
149		149	Seaboard Corp.	237,506		237,506
	29,400	29,400	Smithfield Foods, Inc.(a)		862,596	862,596
1,399	22,300	23,699	SUPERVALU, Inc.	43,117	687,286	730,403
				1,570,068	6,678,487	8,248,555

			Gaming	0.1%	0.0%	0.0%
1,683		1,683	Penn National Gaming	70,989		70,989

			Health Care Equipment & Supplies	0.1%	0.6%	0.5%
	80,100	80,100	Boston Scientific Corp.(a)(g)		1,846,305	1,846,305
	3,600	3,600	Dentsply International, Inc.		209,340	209,340
	1,400	1,400	IDEXX Laboratories, Inc.(a)		120,904	120,904
3,061	6,100	9,161	Kinetic Concepts, Inc.(a)	126,021	251,137	377,158
	6,600	6,600	Medtronic, Inc.		334,950	334,950
	2,100	2,100	PerkinElmer, Inc.		49,287	49,287
	12,000	12,000	Polymedica Corp.		508,320	508,320
	3,500	3,500	Varian, Inc.(a)		144,130	144,130
	9,500	9,500	Ventana Medical Systems, Inc.(a)		396,815	396,815
				126,021	3,861,188	3,987,209

			Health Care Products	0.0%	0.4%	0.4%
	52,300	52,300	Baxter International, Inc.		2,029,763	2,029,763
	5,700	5,700	Neurometrix, Inc.(a)		221,958	221,958
	22,500	22,500	Palomar Medical Technologies, Inc.(a)		752,625	752,625
				—	3,004,346	3,004,346

			Health Care Providers & Services	0.6%	1.4%	1.3%
	2,000	2,000	Apria Healthcare Group, Inc.(a)		45,960	45,960
	1,600	1,600	Brookdale Senior Living, Inc.		60,400	60,400
	19,800	19,800	Cigna Corp.		2,586,276	2,586,276
	16,700	16,700	Emdeon Corp.(a)		180,360	180,360
	13,700	13,700	eResearch Technology, Inc.(a)		197,143	197,143
	43,400	43,400	HCA, Inc.		1,987,286	1,987,286
	34,400	34,400	Health Net, Inc.(a)		1,748,208	1,748,208
	15,800	15,800	Laboratory Corp. of America Holdings(a)(g)		923,984	923,984
	600	600	Pediatrix Medical Group, Inc.(a)		61,584	61,584
	30,700	30,700	Trizetto Group, Inc.(a)		540,013	540,013
11,698	2,300	13,998	UnitedHealth Group, Inc.	653,450	128,478	781,928
	5,500	5,500	Universal Health Services, Inc., Class B		279,345	279,345
	5,100	5,100	WellPoint, Inc.(a)		394,893	394,893
				653,450	9,133,930	9,787,380

			Health Care Services	1.2%	0.2%	0.4%
	400	400	Chemed Corp.		23,736	23,736
347		347	Humana, Inc.	18,270		18,270

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

19,895		19,895	McKesson Corp.	1,037,126		1,037,126
	30,100	30,100	Quest Diagnostics, Inc.		1,544,130	1,544,130
3,663		3,663	Sierra Health Services, Inc.(a)	149,084		149,084
				1,204,480	1,567,866	2,772,346

			Hotels, Restaurants & Leisure	0.3%	0.3%	0.3%
	7,100	7,100	Boyd Gaming Corp.		354,574	354,574
	16,800	16,800	Brinker International, Inc.		709,800	709,800
5,892		5,892	Choice Hotels International	269,736		269,736
	33,400	33,400	Starbucks Corp.(a)		1,257,176	1,257,176
				269,736	2,321,550	2,591,286

			Household Durables	0.0%	0.3%	0.2%
	24,200	24,200	Pulte Homes, Inc.		929,764	929,764
	8,700	8,700	Standard Pacific Corp.		292,494	292,494
	42,600	42,600	Tempur-Pedic International, Inc.(a)(g)		602,790	602,790
				—	1,825,048	1,825,048

			Household Products	0.0%	0.9%	0.8%
	42,200	42,200	Kimberly-Clark Corp.		2,439,160	2,439,160
	60,775	60,775	Procter & Gamble Co.		3,501,856	3,501,856
				—	5,941,016	5,941,016

			Independent Power Producers & Energy Traders	1.9%	0.7%	0.9%
	70,400	70,400	Duke Energy Corp.		2,052,160	2,052,160
	9,400	9,400	NRG Energy, Inc.(a)		425,068	425,068
21,523		21,523	PG&E Corp.	837,245		837,245
23,029	49,900	72,929	TXU Corp.	1,030,778	2,233,524	3,264,302
3,703		3,703	UGI Corp.	78,022		78,022
				1,946,045	4,710,752	6,656,797

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

			Industrial Conglomerates	0.2%	1.4%	1.2%
	265,250	265,250	General Electric Co.		9,225,395	9,225,395
2,240		2,240	Teleflex, Inc.	160,451		160,451
				160,451	9,225,395	9,385,846

			Insurance	3.0%	3.0%	3.0%
4,881	14,900	19,781	ACE Ltd.	253,861	774,949	1,028,810
	55,700	55,700	Allstate Corp.		2,902,527	2,902,527
	30,700	30,700	American Financial Group, Inc.		1,277,427	1,277,427
	42,359	42,359	American International Group, Inc.		2,799,506	2,799,506
796		796	Arch Capital Group Ltd.(a)	45,961		45,961
	13,200	13,200	Assurant, Inc.(g)		650,100	650,100
18,576		18,576	Berkley, (W.R.) Corp.	1,078,523		1,078,523
4,581		4,581	Chubb Corp.	437,211		437,211
	20,300	20,300	CNA Financial Corp.(a)		646,352	646,352
	300	300	Commerce Group, Inc.		15,852	15,852
1,465		1,465	Endurance Specialty Holdings	47,686		47,686
	4,700	4,700	Fidelity National Financial, Inc.		166,991	166,991
20,749		20,749	First American Corp.	812,531		812,531
	2,800	2,800	Genworth Financial, Inc., Class A		93,604	93,604
	16,300	16,300	Hartford Financial Services Group, Inc.		1,312,965	1,312,965
1,635	12,300	13,935	LandAmerica Financial Group, Inc.	110,935	834,555	945,490
	5,200	5,200	Lincoln National Corp.		283,868	283,868
	8,500	8,500	Loews Corp.		860,200	860,200
1,958		1,958	Loews Corp. - Carolina Group	92,555		92,555
	13,300	13,300	MBIA, Inc.(g)		799,729	799,729
	8,800	8,800	MetLife, Inc.(g)		425,656	425,656
	23,700	23,700	MGIC Investment Corp.(g)		1,579,131	1,579,131
	15,800	15,800	PMI Group, Inc. (The)		725,536	725,536
	16,100	16,100	Radian Group, Inc.		970,025	970,025
	7,600	7,600	SAFECO Corp.		381,596	381,596
	68,600	68,600	St. Paul Travelers Cos., Inc. (The)		2,866,794	2,866,794
4,383		4,383	Zenith National Insurance Corp.	210,954		210,954
				3,090,217	20,367,363	23,457,580

			Internet Software & Services	0.0%	0.3%	0.3%
	31,500	31,500	Digital Insight Corp.(a)		1,146,600	1,146,600
	19,400	19,400	Internet Security Systems, Inc.(a)(g)		465,212	465,212
	43,100	43,100	RealNetworks, Inc.(a)		355,575	355,575
	4,400	4,400	Websense, Inc.(a)		121,352	121,352
				—	2,088,739	2,088,739

			Machinery	0.0%	0.3%	0.3%
	11,600	11,600	Dover Corp.		563,296	563,296
	1,500	1,500	Mueller Industries, Inc.		53,535	53,535
	3,700	3,700	Parker Hannifin Corp.		298,257	298,257
	17,400	17,400	Rockwell Automation, Inc.		1,251,234	1,251,234
				—	2,166,322	2,166,322

			Machinery & Equipment	1.0%	0.2%	0.3%
	8,300	8,300	Applied Industrial Technologies, Inc.		370,180	370,180
9,117		9,117	Cummins, Inc.	958,197		958,197
	11,500	11,500	Deere & Co.		909,075	909,075
1,642		1,642	JLG Industries, Inc.	50,557		50,557
				1,008,754	1,279,255	2,288,009

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

			Media	0.3%	1.3%	1.1%
4,554	104,250	108,804	CBS Corp., Class B	109,205	2,499,915	2,609,120
	62,000	62,000	Comcast Corp., Class A(a)(g)		1,621,920	1,621,920
	10,800	10,800	Journal Communications, Inc.		133,920	133,920
	11,000	11,000	Liberty Media Corp., Class A(a)		90,310	90,310
	2,800	2,800	Media General, Inc., Class A		130,536	130,536
	54,400	54,400	Tribune Co.		1,492,192	1,492,192
	73,700	73,700	Univision Communications, Inc.(a)(g)		2,540,439	2,540,439
4,282		4,282	Viacom, Inc. Class B(a)	166,142		166,142
				275,347	8,509,232	8,784,579

			Media & Entertainment	0.6%	0.5%	0.5%
	43,700	43,700	Gannett Co., Inc.(g)		2,618,504	2,618,504
34,706	48,900	83,606	Time Warner, Inc.(a)	582,714	821,031	1,403,745
				582,714	3,439,535	4,022,249

			Medical Products & Services	1.5%	2.1%	2.0%
3,692		3,692	Applera Corp.	100,201		100,201
12,166	49,400	61,566	Becton, Dickinson & Co.	749,182	3,042,052	3,791,234
	14,400	14,400	C.R. Bard, Inc.		976,464	976,464
11,759	126,500	138,259	Johnson & Johnson Co.	696,368	7,491,330	8,187,698
	5,900	5,900	Sybron Dental Specialties, Inc.(a)		243,316	243,316
	49,900	49,900	Waters Corp.(a)		2,153,185	2,153,185
				1,545,751	13,906,347	15,452,098

			Metals	1.9%	0.9%	1.1%
	13,000	13,000	Cleveland-Cliffs, Inc.(g)		1,132,560	1,132,560
15,199	2,500	17,699	Freeport-McMoRan Copper & Gold, Inc., Class B	908,444	149,425	1,057,869
7,697		7,697	Nucor, Corp.	806,569		806,569
	13,600	13,600	Phelps Dodge Corp.		1,095,208	1,095,208
1,471	21,400	22,871	Quanex Corp.	98,013	1,425,882	1,523,895
1,074	25,800	26,874	Reliance Steel & Aluminum Co.	100,870	2,423,136	2,524,006
				1,913,896	6,226,211	8,140,107

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

			Miscellaneous Manufacturing	0.0%	0.1%	0.1%
	7,000	7,000	Illinois Tool Works, Inc.	—	674,170	674,170

			Oil & Gas Equipment & Services	0.0%	0.1%	0.1%
	2,200	2,200	National Fuel Gas Company		71,984	71,984
	15,200	15,200	Sempra Energy		706,192	706,192
				—	778,176	778,176

			Oil & Gas Exploration & Production	6.8%	5.4%	5.7%
	20,400	20,400	Apache Corp.		1,336,404	1,336,404
	2,100	2,100	Atmos Energy Corp.		55,293	55,293
	21,600	21,600	Chesapeake Energy Corp.		678,456	678,456
9,384	108,460	117,844	Chevron Corp.	543,990	6,287,426	6,831,416
1,991	94,800	96,791	ConocoPhillips(g)	125,732	5,986,620	6,112,352
	26,700	26,700	Devon Energy Corp.(g)		1,633,239	1,633,239
	6,400	6,400	Energen Corp.		224,000	224,000
46,965	215,064	262,029	Exxon Mobil Corp.	2,858,290	13,088,794	15,947,084
	13,100	13,100	Harvest Natural Resources, Inc.(a)		127,332	127,332
10,503		10,503	Kerr-McGee Corp.	1,002,826		1,002,826
6,540	16,400	22,940	Marathon Oil Corp.	498,152	1,249,188	1,747,340
	7,700	7,700	Newfield Exploration Co.(a)		322,630	322,630
	25,100	25,100	Oneok, Inc.		809,475	809,475
	54,500	54,500	Parker Drilling Co.(a)		505,215	505,215
8,912		8,912	Pride International, Inc.	277,876		277,876
	23,100	23,100	Southern Union Company		573,573	573,573
10,742		10,742	Sunoco, Inc.	833,257		833,257
1,074		1,074	Tesoro Corp.(a)	73,397		73,397
	36,600	36,600	Tidewater, Inc.		2,021,418	2,021,418
	28,600	28,600	Unit Corp.(a)		1,594,450	1,594,450
13,152		13,152	Valero Energy Corp.	786,227		786,227
	2,800	2,800	XTO Energy, Inc.		121,996	121,996
				6,999,747	36,615,509	43,615,256

			Paper & Forest Products	0.2%	0.1%	0.1%
6,605	14,700	21,305	Louisiana-Pacific Corp.(g)	179,656	399,840	579,496

			Personal Services	0.0%	0.0%	0.0%
179		179	Louisiana-Pacific Corp.(g)	7,446		7,446

			Pharmaceuticals	3.4%	2.5%	2.7%
	54,300	54,300	Abbott Laboratories		2,306,121	2,306,121
5,934		5,934	Alkermes, Inc.(a)	130,845		130,845
	15,200	15,200	Allergan, Inc.(g)		1,649,200	1,649,200
11,317	19,000	30,317	Alpharma, Inc., Class A	303,522	509,580	813,102
24,798		24,798	Amerisourcebergen Corp.	1,196,999		1,196,999
13,055		13,055	Cardinal Health, Inc.	972,859		972,859
	7,800	7,800	CNS, Inc.		168,012	168,012
5,205		5,205	Express Scripts, Inc.	457,520		457,520
	1,900	1,900	Forest Laboratories, Inc.(a)		84,797	84,797
1,756		1,756	Hospira, Inc.	69,292		69,292
22,802	49,200	72,002	King Pharmaceuticals, Inc.(a)	393,335	848,700	1,242,035
	72,000	72,000	Merck & Co., Inc.		2,536,560	2,536,560
	29,500	29,500	Neurocrine Biosciences, Inc.(a)(g)		1,903,930	1,903,930
	168,453	168,453	Pfizer, Inc.		4,197,849	4,197,849
	56,000	56,000	Wyeth		2,717,120	2,717,120
				3,524,372	16,921,869	20,446,241

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

			Printing & Publishing	0.1%	0.0%	0.0%
2,688		2,688	John Wiley & Sons, Inc.	101,741	—	101,741

			Railroads	0.1%	0.0%	0.0%
233		233	Burlington Northern Santa Fe	19,416		19,416
981		981	Union Pacific Corp.	91,576		91,576
				110,992	—	110,992

			Real Estate Investment Trust	0.8%	1.0%	1.0%
	52,600	52,600	American Home Mortgage Investment Corp.(g)		1,641,646	1,641,646
	17,400	17,400	Annaly Mortgage Management, Inc.(g)		211,236	211,236
	44,000	44,000	Anthracite Capital, Inc.		483,120	483,120
	6,500	6,500	Arbor Realty Trust, Inc.		175,435	175,435
	17,700	17,700	Ashford Hospitality Trust, Inc.		219,480	219,480
	4,700	4,700	Capital Lease Funding, Inc.		52,123	52,123
17,500		17,500	CBL & Associates Properties, Inc.	742,875		742,875
	1,900	1,900	Entertainment Properties Trust		79,762	79,762
	11,100	11,100	FelCor Lodging Trust, Inc.		234,210	234,210
	14,400	14,400	Fieldstone Investment Corp.		169,920	169,920
	3,300	3,300	First Industrial Realty Trust, Inc.		140,877	140,877
	10,800	10,800	Hospitality Properties Trust		471,636	471,636
	8,200	8,200	HRPT Properties Trust		96,268	96,268
	7,100	7,100	Lexington Corporate Properties Trust		148,035	148,035
	7,500	7,500	Luminent Mortgage Capital, Inc.		60,825	60,825
	5,300	5,300	National Health Investors, Inc.		134,620	134,620
	4,450	4,450	New Century Financial Corp.(g)		204,789	204,789
	11,000	11,000	Newcastle Investment Corp.		263,120	263,120
	11,700	11,700	Ramco-Gershenson Properties		354,159	354,159
	20,800	20,800	Saxon Capital, Inc.		217,152	217,152
	2,900	2,900	Senior Housing Properties Trust		52,490	52,490
825		825	Taubman Centers, Inc.	34,378		34,378
	57,400	57,400	Thornburg Mortgage, Inc.(g)		1,553,244	1,553,244
				777,253	6,964,147	7,741,400

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

			Restaurants	0.9%	0.7%	0.7%
	14,750	14,750	CEC Entertainment, Inc.(a)		495,895	495,895
10,360	17,000	27,360	Darden Restaurants, Inc.	425,071	697,510	1,122,581
2,405		2,405	Domino’s Pizza, Inc.	68,663		68,663
	12,300	12,300	Jack in the Box, Inc.(a)		535,050	535,050
	43,700	43,700	McDonald’s Corp.		1,501,532	1,501,532
2,513		2,513	Papa John’s International, Inc.(a)	82,452		82,452
6,604	26,800	33,404	YUM! Brands, Inc.(g)	322,671	1,309,448	1,632,119
				898,857	4,539,435	5,438,292

			Retail	3.7%	3.8%	3.7%
	40,200	40,200	Aeropostale, Inc.(a)		1,212,432	1,212,432
	90,000	90,000	American Eagle Outfitters, Inc.		2,687,400	2,687,400
	4,800	4,800	AutoNation, Inc.(a)		103,440	103,440
20,879		20,879	Barnes & Noble, Inc.(a)	965,654		965,654
	87,200	87,200	Dollar General Corp.		1,540,824	1,540,824
8,264		8,264	Dollar Tree Stores, Inc.(a)	228,665		228,665
1,359		1,359	Dress Barn, Inc.	65,164		65,164
	5,800	5,800	Genesco, Inc.(a)(g)		225,562	225,562
	47,000	47,000	Herman Miller, Inc.		1,523,270	1,523,270
	2,800	2,800	Hibbett Sporting Goods, Inc.(a)		92,372	92,372
12,116	115,800	127,916	Home Depot, Inc.	512,507	4,898,340	5,410,847
14,964	58,400	73,364	J.C. Penney Co., Inc.(g)	903,975	3,527,944	4,431,919
	21,900	21,900	JAKKS Pacific, Inc.(a)		585,606	585,606
8,115		8,115	Longs Drug Stores Corp.	375,562		375,562
6,433	35,100	41,533	Lowe’s Cos., Inc.	414,543	2,261,844	2,676,387
	18,500	18,500	Pacific Sunwear Of California, Inc.(a)		409,960	409,960
9,943		9,943	Payless Shoesource, Inc.(a)	227,595		227,595
	26,200	26,200	Petsmart, Inc.		737,268	737,268
	49,100	49,100	Select Comfort Corp.(a)(g)		1,941,905	1,941,905
	9,000	9,000	Smart & Final, Inc.(a)		147,510	147,510
1,152		1,152	The Pantry, Inc.(a)	71,873		71,873
	67,900	67,900	Wal-Mart Stores, Inc.		3,207,596	3,207,596
				3,765,538	25,103,273	28,868,811

			Semiconductors & Semiconductor Equipment	1.2%	2.6%	2.5%
	45,800	45,800	Altera Corp.(a)(g)		945,312	945,312
	27,600	27,600	Analog Devices, Inc.		1,056,804	1,056,804
	172,000	172,000	Applied Materials, Inc.(a)(g)		3,011,720	3,011,720
	11,000	11,000	Cirrus Logic, Inc.(a)		93,280	93,280
	45,700	45,700	Emulex Corp.(a)		781,013	781,013
	3,800	3,800	Exar Corp.(a)		54,264	54,264
	23,600	23,600	Freescale Semiconductor, Inc.(a)		655,372	655,372
	80,700	80,700	Intel Corp.		1,561,545	1,561,545
	98,500	98,500	Micrel, Inc.(a)		1,459,770	1,459,770
	8,600	8,600	Micron Technology, Inc.(g)		126,592	126,592
30,370	89,300	119,670	National Semiconductor Corp.	845,501	2,486,112	3,331,613
	32,800	32,800	Novellus Systems, Inc.(a)		787,200	787,200
4,178		4,178	ON Semiconductor Corp.(a)	30,332		30,332
	1,600	1,600	Sirf Technology Holdings, Inc.(a)		56,656	56,656
11,313	82,500	93,813	Texas Instruments, Inc.	367,333	2,678,775	3,046,108
	58,200	58,200	Xilinx, Inc.(g)		1,481,772	1,481,772
	15,900	15,900	Zoran Corp.(a)		347,892	347,892
				1,243,166	17,584,079	18,827,245

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

			Software	0.3%	1.5%	1.4%
	3,200	3,200	Automatic Data Processing, Inc.		146,176	146,176
1,954		1,954	BMC Software, Inc.(a)	42,324		42,324
	13,300	13,300	Informatica Corp.(a)		206,815	206,815
9,300	326,300	335,600	Microsoft Corp.	253,053	8,878,623	9,131,676
	40,600	40,600	Synopsys, Inc.(a)		907,410	907,410
				295,377	10,139,024	10,434,401

			Telecommunication Equipment	0.1%	0.7%	0.7%
	30,100	30,100	Crown Castle International Corp.(a)(g)		853,335	853,335
4,917	177,600	182,517	Motorola, Inc.	112,648	4,068,816	4,181,464
				112,648	4,922,151	5,034,799

			Telecommunication Services	1.5%	1.6%	1.6%
10,108	161,417	171,525	AT&T Inc.(g)	273,320	4,364,716	4,638,036
7,314	17,100	24,414	BellSouth Corp.	253,430	592,515	845,945
	4,500	4,500	Cbeyond Communications, Inc.(a)		79,425	79,425
470		470	Centurytel, Inc.	18,386		18,386
	21,800	21,800	Citizens Communications Co.		289,286	289,286
	15,700	15,700	Foundry Networks, Inc.(a)		285,112	285,112
	24,700	24,700	Harris Corp.		1,168,063	1,168,063
	10,900	10,900	Iowa Telecommunications Services, Inc.		207,972	207,972
21,563		21,563	Sprint Nextel Corp.	557,188		557,188
	6,200	6,200	Syniverse Holdings, Inc.(a)		97,960	97,960
11,324	104,652	115,976	Verizon Communications, Inc.	385,695	3,564,447	3,950,142
663		663	West Corp.(a)	29,610		29,610
				1,517,629	10,649,496	12,167,125

			Textiles, Apparel & Luxury Goods	0.0%	0.4%	0.3%
	73,400	73,400	Coach, Inc.(a)	—	2,538,172	2,538,172

			Tobacco	0.0%	0.5%	0.4%
	33,300	33,300	Altria Group, Inc.		2,359,638	2,359,638
	7,300	7,300	Reynolds American, Inc.(g)		770,150	770,150
				—	3,129,788	3,129,788

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

			Transportation	0.5%	0.7%	0.7%
494	20,200	20,694	FedEx Corp.	55,792	2,281,388	2,337,180
	20,600	20,600	J.B. Hunt Transport Services, Inc.		443,724	443,724
4,453		4,453	Laidlaw International, Inc.	121,122		121,122
	5,100	5,100	Pacer International, Inc.		166,668	166,668
	8,100	8,100	Swift Transportation Co., Inc.(a)		176,013	176,013
3,876	22,800	26,676	United Parcel Service, Inc.	307,677	1,809,864	2,117,541
				484,591	4,877,657	5,362,248

			Total common stocks	64,241,401	434,310,714	498,552,115
			(cost $)	(54,221,426)	(369,569,510)	(423,790,936)

Units
SP Fund	Dryden Fund	Pro Forma Dryden Fund		SP Fund	Dryden Fund	Pro Forma Dryden Fund
			WARRANTS
			Telecommunications	0.0%	0.0%	0.0%
			Lucent Technologies, Inc.(a)
398	—	398	expiring on 12/10/07	249	—	249
			(cost $)	(541)	—	(541)

Principal Amount (000)	Moody’s Rating	Description	Value ($)
	CORPORATE BONDS		7.0%	7.2%	7.1%

SP Fund	Dryden Fund	Pro Forma Dryden Fund			SP Fund	Dryden Fund	Pro Forma Dryden Fund
			Aerospace/Defense		0.0%	0.4%	0.3%
				BAE Systems Holdings, Inc., Notes, 144A,
	370	370	Baa2	4.75%, 8/15/10		356,708	356,708
	220	220	Baa2	5.20%, 8/15/15		208,724	208,724
				Boeing Capital Corp., Sr. Notes,
	190	190	A2	6.10%, 3/1/11		195,846	195,846
				Goodrich Corp., Notes,
	260	260	Baa3	7.625%, 12/15/12		286,936	286,936
				Lockheed Martin Corp., Bonds,
	110	110	Baa1	8.50%, 12/1/29		142,817	142,817
				Northrop Grumman Corp., Gtd. Notes,
	500	500	Baa2	7.125%, 2/15/11		532,429	532,429
				Raytheon Co., Debs.,
	195	195	Baa3	6.00%, 12/15/10		198,819	198,819
				Raytheon Co., Notes,
	29	29	Baa3	4.50%, 11/15/07		28,611	28,611
				Raytheon Co., Sr. Notes,
	270	270	Baa3	6.55%, 3/15/10		279,930	279,930
	140	140	Baa3	5.50%, 11/15/12		139,318	139,318
					—	2,370,138	2,370,138

			Airlines		0.0%	0.0%	0.0%
				Continental Airlines, Inc., Pass-Thru Certs., Ser. 01-1,
	48	48	Baa3	6.703%, 6/15/21		48,472	48,472
				Southwest Airlines Co., Notes,
	200	200	Baa1	6.50%, 3/1/12		204,495	204,495
					—	252,967	252,967

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

			Automotive		0.0%	0.1%	0.1%
				Auburn Hills Trust, Debs.,
	105	105	A3	12.375%, 5/1/20		152,564	152,564
				DaimlerChrysler NA Holding Corp., Gtd. Notes,
	65	65	A3	8.50%, 1/18/31		76,042	76,042
				Equus Cayman Finance Ltd., Notes, 144A,
	60	60	Baa3	5.50%, 9/12/08		59,559	59,559
				Hyundai Motor Manufacturing LLC, Gtd. Notes, 144A,
	90	90	Baa3	5.30%, 12/19/08		88,822	88,822
				Johnson Controls, Inc., Sr. Notes,
	60	60	Baa1	5.50%, 1/15/16		58,187	58,187
					—	435,174	435,174

			Banking		0.2%	0.6%	0.6%
				Bank of America Corp., Sr. Unsec. Notes,
	400	400	Aa2	4.75%, 8/1/15(g)		375,714	375,714
				Bank One Corp., Sub. Notes,
	400	400	A1	7.875%, 8/1/10		436,166	436,166
				Citigroup, Inc., Sub. Notes,
	400	400	Aa2	5.625%, 8/27/12		402,173	402,173
	82	82	Aa2	5.00%, 9/15/14		78,482	78,482
	250	250	Aa2	6.625%, 6/15/32		267,713	267,713
	125	125	Aa2	6.00%, 10/31/33		123,499	123,499
				Credit Suisse First Boston USA, Inc., Notes,
	230	230	Aa3	5.125%, 8/15/15		220,070	220,070
				ICICI Bank Ltd. (Singapore), Notes, 144A,
	220	220	Baa3	5.75%, 11/16/10		217,048	217,048
				J.P. Morgan Chase & Co., Notes,
	190	190	Aa3	4.60%, 1/17/11		183,312	183,312
				J.P. Morgan Chase & Co., Sr. Notes,
	270	270	Aa3	5.25%, 5/30/07		269,575	269,575
				J.P. Morgan Chase & Co., Sub. Notes,
	305	305	A1	5.15%, 10/1/15		291,864	291,864
				Mizuho Finance Group (Cayman Islands), Bank Gtd. Notes, 144A,
	160	160	A2	5.79%, 4/15/14		160,404	160,404
				PNC Bank NA, Sub. Notes
110		110	A2	4.875%, 09/21/17	102,261		102,261
				Santander Central Hispano Issuances (Cayman Islands), Gtd. Notes,
	140	140	A1	7.625%, 9/14/10		151,689	151,689

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

				Wachovia Bank NA., Sub. Notes,
	450	450	Aa3	7.80%, 8/18/10		490,347	490,347
				Washington Mutual Bank, Sub. Notes,
	60	60	A3	5.65%, 8/15/14		58,948	58,948
				Wells Fargo & Co., Sr,. Notes,
140		140	Aa1	4.625%, 8/9/10	135,874		135,874
				Wells Fargo & Co., Sub. Notes,
	300	300	Aa2	5.125%, 9/15/16		286,903	286,903
					238,135	4,013,907	4,252,042

			Brokerage		0.7%	0.3%	0.3%
				Bear Stearns Companies Inc. (The), Unsec. Notes,
	100	100	A1	5.30%, 10/30/15		96,677	96,677
				Goldman Sachs Group, Inc., Gtd. Notes,
	185	185	A1	6.345%, 2/15/34(g)		183,457	183,457
				Goldman Sachs Group, Inc., Notes,
	5	5	Aa3	5.00%, 10/1/14		4,746	4,746
150		150	Aa3	5.25%, 10/15/13	146,032		146,032
				Goldman Sachs Group, Inc., Sr. Notes,
	380	380	Aa3	5.35%, 1/15/16		367,028	367,028
				Lehman Brothers Holdings, Inc., Notes,
	335	335	A1	6.625%, 1/18/12		352,434	352,434
				Merrill Lynch & Co., Inc., Notes,
250		250	Aa3	2.07%, 6/12/06	248,557		248,557
	60	60	Aa3	4.79%, 8/4/10		58,339	58,339
	35	35	Aa3	5.45%, 7/15/14		34,516	34,516
				Merrill Lynch & Co., Inc., Notes, MTN,
100	240	340	Aa3	4.25%, 2/8/10	96,018	230,444	326,462
	90	90	Aa3	5.00%, 1/15/15		85,867	85,867
				Morgan Stanley, Notes,
50		50	Aa3	4.00%, 1/15/10	47,507		47,507
150		150	Aa3	4.25, 5/15/10	142,939		142,939
	25	25	Aa3	5.30%, 3/1/13		24,450	24,450
	250	250	Aa3	5.375%, 10/15/15		242,146	242,146
				Morgan Stanley, Sub. Notes,
	140	140	A1	4.75%, 4/1/14		130,619	130,619
					681,053	1,810,723	2,491,776

			Building Materials & Construction		0.2%	0.1%	0.1%
				American Standard, Inc., Gtd. Notes,
	160	160	Baa3	7.625%, 2/15/10		168,882	168,882
				D.R. Horton, Inc., Sr. Notes
120		120	Baa3	7.875%, 08/15/11	128,411		128,411
				Hanson PLC, Sr. Unsub.,
	170	170	Baa1	7.875%, 9/27/10		184,038	184,038
				KB Home & Broad Home Corp., Notes
110		110	Ba1	6.375%, 08/15/11	107,936		107,936
				Ryland Group, Inc. (The), Sr. Notes,
	90	90	Baa3	5.375%, 6/1/08		89,094	89,094
					236,347	442,014	678,361

			Cable		0.2%	0.2%	0.2%
				AT&T Broadband Corp., Gtd. Notes
38		38	Baa2	8.375%, 03/15/13	42,737		42,737
				Comcast Cable Communications Holdings, Inc., Gtd. Notes,
	55	55	Baa2	9.455%, 11/15/22		69,382	69,382
				Comcast Corp., Bonds,
	250	250	Baa2	5.65%, 6/15/35		217,889	217,889

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

				Comcast Corp., Gtd. Notes,
	135	135	Baa2	6.45%, 3/15/37(g)		129,897	129,897
				Cox Communications, Inc., Notes,
	270	270	Baa3	7.875%, 8/15/09		285,887	285,887
	185	185	Baa3	6.75%, 3/15/11		189,741	189,741
150		150	Baa3	7.125%, 10/1/12	157,359		157,359
				CSC Holdings, Inc., Sr. Notes
	385	385	B2	7.875%, 12/15/07		392,700	392,700
					200,096	1,285,496	1,485,592

			Capital Goods		0.1%	0.4%	0.4%
				Caterpillar Financial Services Corp., MTN,
	50	50	A2	5.50%, 3/15/16		49,561	49,561
				Caterpillar, Inc., Debs.,
	400	400	A2	7.25%, 9/15/09		423,404	423,404
				Cooper Cameron Corp., Sr. Notes,
	65	65	Baa1	2.65%, 4/15/07		62,856	62,856
				Erac USA Finance Co., Gtd. Notes, 144A,
	400	400	Baa1	7.35%, 6/15/08		415,349	415,349
				FedEx Corp., Gtd. Notes,
	75	75	Baa2	7.25%, 2/15/11		80,097	80,097
				FedEx Corp., Notes,
	330	330	Baa2	2.65%, 4/1/07		320,795	320,795
				Honeywell International, Inc. Sr. Unsec. Notes,
	135	135	A2	5.70%, 3/15/36		131,220	131,220
				Honeywell International, Inc., Bonds,
	215	215	A2	6.125%, 11/1/11		221,926	221,926
				Tyco International Group SA (Luxembourg), Gtd. Notes,
	250	250	Baa3	6.00%, 11/15/13		251,136	251,136
				United Technologies Corp., Debs.,
	90	90	A2	8.875%, 11/15/19		115,471	115,471
				United Technologies Corp., Notes,
	165	165	A2	6.35%, 3/1/11		171,450	171,450
				United Technologies Corp., Sr. Notes,
	225	225	A2	4.875%, 5/1/15		214,910	214,910
				Waste Management, Inc., Gtd. Notes,
130		130	Baa3	7.00%, 7/15/28	139,175		139,175
	110	110	Baa3	7.75%, 5/15/32		129,027	129,027
					139,175	2,587,202	2,726,377

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

			Chemicals		0.0%	0.3%	0.2%
				Dow Chemical Co. (The), Debs.,
	60	60	A3	5.97%, 1/15/09		60,974	60,974
	110	110	A3	7.375%, 11/1/29		126,951	126,951
				Dow Chemical Co. (The), Notes,
	135	135	A3	6.125%, 2/1/11		138,576	138,576
				Huntsman International LLC, Gtd. Notes,
	350	350	B2	9.875%, 3/1/09		365,749	365,749
				ICI Wilmington, Inc., Gtd. Notes,
	75	75	Baa3	5.625%, 12/1/13		72,603	72,603
				IMC Global, Inc., Gtd. Notes, Ser. B,
	350	350	Ba3	11.25%, 6/1/11		372,312	372,312
				Lubrizol Corp. (The), Debs.,
	75	75	Baa3	6.50%, 10/1/34		74,042	74,042
				Lubrizol Corp. (The), Sr. Notes,
	170	170	Baa3	4.625%, 10/1/09		164,707	164,707
				Lyondell Chemical Co., Gtd. Notes,
	267	267	B1	9.50%, 12/15/08		277,680	277,680
				Monsanto Co., Bonds, Ser. 1,
	100	100	Baa1	5.50%, 7/30/35		90,336	90,336
				Union Carbide Corp., Debs,
	100	100	Ba2	7.50%, 6/1/25		106,953	106,953
					—	1,850,883	1,850,883

			Consumer		0.0%	0.0%	0.0%
				Cendant Corp., Sr. Notes,
	185	185	Baa1	6.25%, 1/15/08		187,163	187,163

			Electric		0.8%	0.6%	0.6%
				Appalachian Power Co., Sr. Notes,
	125	125	Baa2	4.40%, 6/1/10		119,338	119,338
				Boston Edison Co., Debs.,
	110	110	A1	4.875%, 4/15/14		105,571	105,571
				Carolina Power & Light Co., First Mtge. Bonds,
30		30	A3	5.15%, 4/1/15	28,848		28,848
	105	105	A3	5.25%, 12/15/15		101,569	101,569
				CenterPoint Energy Houston Electric LLC, Gen. Refi. Mtge.,
225		225	Baa2	6.50%, 2/1/08	228,338		228,338
	160	160	Baa2	5.70%, 3/15/13		160,066	160,066
	120	120	Baa2	6.95%, 3/15/33		131,173	131,173
				Consolidated Edison Co. of New York, Sr. Unsec. Notes ,
	145	145	A1	5.375%, 12/15/15		142,126	142,126
				Consumers Energy Co., First Mtge. Bonds, Ser. B,
	65	65	Baa3	5.375%, 4/15/13		63,415	63,415
				Dominion Resources, Inc., Sr. Notes, Ser. D,
	190	190	Baa2	5.125%, 12/15/09		187,351	187,351
				Dominion Resources, Inc., Notes
250		250	Baa1	4.125%, 02/15/08	243,785		243,785
70		70	Baa1	4.75%, 12/15/10	67,244		67,244
				Duke Capital LLC, Sr. Notes,
	45	45	Baa3	6.25%, 2/15/13		46,134	46,134
	45	45	Baa3	8.00%, 10/1/19		52,555	52,555
				El Paso Electric Co., Sr. Unsec. Notes,
	135	135	Baa3	6.00%, 5/15/35		127,021	127,021
				Empresa Nacional de Electricidad SA (Chile), Bonds, Ser. B,
	220	220	Ba1	8.50%, 4/1/09		235,923	235,923

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

				Empresa Nacional de Electricidad SA (Chile), Notes,
	65	65	Ba1	8.625%, 8/1/15		74,134	74,134
				Energy East Corp., Notes,
	125	125	Baa2	6.75%, 9/15/33		129,756	129,756
				Exelon Corp., Notes,
	30	30	Baa2	4.90%, 6/15/15		27,868	27,868
				FirstEnergy Corp., Notes, Ser. C,
	155	155	Baa3	7.375%, 11/15/31(g)		172,170	172,170
				Florida Power & Light Co., First Mtge. Bonds,
	60	60	Aa3	5.95%, 10/1/33		59,662	59,662
				Indiana Michigan Power Co., Sr. Notes, Ser. INDF,
	90	90	Baa2	5.05%, 11/15/14		85,108	85,108
				Natural Rural Utilities Cooperative Finance Corp., Notes,
	35	35	A2	7.25%, 3/1/12		37,809	37,809
				NiSource Finance Corp., Gtd. Notes,
70	130	200	Baa3	5.25%, 9/15/17	65,695	122,006	187,701
	280	280	Baa3	5.45%, 9/15/20		259,558	259,558
				Oncor Electric Delivery, Debs.,
	120	120	Baa2	7.00%, 9/1/22		128,224	128,224
				Oncor Electric Delivery, Sec’d. Notes,
	45	45	Baa2	7.25%, 1/15/33		50,163	50,163
				Pacific Gas & Electric Co., First Mtge. Bonds,
80	315	395	Baa1	6.05%, 3/1/34	78,286	308,253	386,539
				Pepco Holdings, Inc., Notes,
	110	110	Baa2	5.50%, 8/15/07		110,012	110,012
				PPL Electric Utilities Corp., Sec’d. Notes,
	400	400	A3	6.25%, 8/15/09		408,751	408,751
				Southern California Edison Co., First Mtge. Bonds,
	100	100	A3	4.65%, 4/1/15		93,280	93,280
80	70	150	A3	5.625%, 2/1/36	74,884	65,523	140,407
				Xcel Energy, Inc., Sr. Notes,
	120	120	Baa1	3.40%, 7/1/08		114,813	114,813
	35	35	Baa1	7.00%, 12/1/10		36,884	36,884
					787,080	3,756,216	4,543,296

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

			Energy—Integrated		0.0%	0.1%	0.1%
				Amerada Hess Corp., Bonds,
	145	145	Ba1	7.875%, 10/1/29		168,844	168,844
				Marathon Oil Corp., Notes,
	60	60	Baa1	6.125%, 3/15/12		61,756	61,756
				Phillips Petroleum Co., Notes,
	500	500	A1	8.75%, 5/25/10		561,134	561,134
				Union Oil Co. of California, Gtd. Notes,
	130	130	A1	7.35%, 6/15/09		138,111	138,111
					—	929,845	929,845

			Energy—Other		0.2%	0.1%	0.1%
				Devon Energy Corp., Sr. Notes
200		200	Baa2	2.75%, 08/01/06	198,272		198,272
				Devon Financing Corp., ULC, Gtd. Notes,
	45	45	Baa2	7.875%, 9/30/31		54,327	54,327
				Encana Corp., Bonds,
	55	55	Baa2	6.50%, 8/15/34		57,548	57,548
				Halliburton Co., Notes,
	30	30	Baa1	5.50%, 10/15/10		30,071	30,071
				Occidental Petroleum Corp., Sr. Notes,
	340	340	A3	6.75%, 1/15/12(g)		363,782	363,782
				Talisman Energy, Inc., Notes,
	120	120	Baa1	5.125%, 5/15/15		114,960	114,960
				Valero Energy Corp., Sr. Unsec. Notes,
	30	30	Baa3	7.50%, 4/15/32		34,491	34,491
				Woodside Petroleum Ltd. (Australia), Gtd. Notes, 144A,
	265	265	Baa1	5.00%, 11/15/13		257,214	257,214
					198,272	912,393	1,110,665

			Foods & Beverages		0.3%	0.5%	0.5%
				Anheuser-Busch Cos., Inc., Sr. Notes,
	160	160	A1	6.00%, 4/15/11		164,030	164,030
				Archer-Daniels-Midland Co., Debs.,
70		70	A2	5.375%, 9/15/35	63,805		63,805
	60	60	A2	8.125%, 6/1/12		67,951	67,951
				Bottling Group LLC, Notes,
	250	250	A3	5.50%, 4/1/16		246,789	246,789
				Cadbury Schweppes US Finance LLC, Notes, 144A,(h)
90	160	250	Baa2	3.875%, 10/1/08	86,782	154,279	241,061
				Cargill, Inc., Notes, 144A,
	375	375	A2	3.625%, 3/4/09		357,456	357,456
				ConAgra Foods, Inc., Notes,
	130	130	Baa2	7.875%, 9/15/10		140,271	140,271
				HJ Heinz Co., Notes, 144A,
	260	260	Baa1	6.428%, 12/1/20		264,594	264,594
				Kellogg Co., Notes, Ser. B,
	375	375	Baa1	6.60%, 4/1/11		392,118	392,118
				Kraft Foods, Inc., Notes,
	50	50	A3	5.25%, 6/1/07		49,896	49,896
				Kraft Foods, Inc., Sr. Unsec. Notes,
	185	185	A3	5.625%, 11/1/11		185,246	185,246
				Kroger Co. (The), Gtd. Notes,
	35	35	Baa2	6.80%, 4/1/11		36,466	36,466
				Kroger Co. (The), Notes,
	250	250	Baa2	7.80%, 8/15/07		257,439	257,439

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

				Kroger Co. (The), Sr. Notes,
	140	140	Baa2	7.00%, 5/1/18		146,500	146,500
				Miller Brewing Co., Notes 144A(h)
200		200	Baa1	4.25%, 5/15/08	195,116		195,116
				PepsiAmericas, Inc., Notes,
	295	295	Baa1	6.375%, 5/1/09		302,957	302,957
	115	115	Baa1	4.875%, 1/15/15		109,255	109,255
				Safeway, Inc., Sr. Unsec. Notes,
	25	25	Baa2	7.25%, 2/1/31		26,492	26,492
				Tricon Global Restaurants, Inc., Sr. Notes,
	35	35	Baa3	8.875%, 4/15/11		39,423	39,423
				Tyson Foods, Inc., Sr. Unsec. Notes,
	20	20	Baa3	8.25%, 10/1/11		21,352	21,352
	150	150	Baa3	6.60%, 4/1/16		148,157	148,157
					345,703	3,110,671	3,456,374

			Gaming		0.0%	0.1%	0.1%
				Harrah’s Operating Co., Inc., Gtd. Notes,
	55	55	Baa3	7.125%, 6/1/07		55,932	55,932
	150	150	Baa3	5.50%, 7/1/10		148,482	148,482
	195	195	Baa3	5.75%, 10/1/17		184,646	184,646
				Mandalay Resort Group, Sr. Sub. Notes,
	1	1	Ba3	9.375%, 2/15/10		1,085	1,085
				Station Casinos, Inc., Sr. Sub. Notes, 144A,
	300	300	Ba3	6.625%, 3/15/18		293,249	293,249
					—	683,394	683,394

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

			Health Care & Pharmaceutical		0.5%	0.3%	0.3%
				Baxter International, Inc., Sr. Unsec. Notes,
	170	170	Baa1	5.196%, 2/16/08		169,318	169,318
				Beckman Coulter, Inc., Gtd. Notes
300		300	Baa3	7.45%, 03/04/08	310,076		310,076
				Bristol-Myers Squibb Co., Notes,
	110	110	A1	5.75%, 10/1/11		111,209	111,209
				Cardinal Health, Inc., Unsub. Notes,
	260	260	Baa3	5.85%, 12/15/17		256,729	256,729
				Coventry Health Care, Inc., Sr. Notes,
	190	190	Ba1	6.125%, 1/15/15		188,999	188,999
				Genentech, Inc., Sr. Notes,
	180	180	A1	4.75%, 7/15/15		169,031	169,031
				Laboratory Corp., of America Holdings, Sr. Unsec. Notes,
130	145	275	Baa3	5.625%, 12/15/15	127,658	142,388	270,046
				Merck & Co., Inc., Debs.,
	30	30	Aa3	5.95%, 12/1/28		29,161	29,161
				Pharmacia Corp., Debs.,
	40	40	Aaa	6.60%, 12/1/28		44,272	44,272
				Schering-Plough Corp., Sr. Notes,
100	315	415	Baa1	5.55%, 12/1/13	98,937	311,653	410,590
				Teva Pharmaceutical Finance LLC, Bonds,
	255	255	Baa2	6.15%, 2/1/36		240,344	240,344
				Wyeth, Unsub. Notes,
	405	405	Baa1	5.50%, 3/15/13 - 2/1/14		400,141	400,141
	95	95	Baa1	6.45%, 2/1/24		98,258	98,258
					536,671	2,161,503	2,698,174

			Insurance		0.5%	0.4%	0.4%
				Allstate Corp. (The), Sr. Notes,
	200	200	A1	7.20%, 12/1/09		211,364	211,364
	15	15	A1	5.55%, 5/9/35		13,895	13,895
	65	65	A1	5.95%, 4/1/36		63,313	63,313
				American International Group, Inc., Notes,
	210	210	Aa2	4.25%, 5/15/13		194,187	194,187
				American International Group, Inc., Notes, 144A,
	40	40	Aa2	5.05%, 10/1/15		38,141	38,141
				Anthem, Inc., Notes,
	310	310	Baa1	3.50%, 9/1/07		301,455	301,455
				AXA SA (France), Sub. Notes,
	35	35	A3	8.60%, 12/15/30		44,737	44,737
				Everest Reinsurance Holdings, Inc., Notes,
	120	120	A3	5.40%, 10/15/14		115,423	115,423
				Genworth Financial, Inc., Notes
70		70	A2	4.95%, 10/01/15	66,166		66,166
150		150	A2	5.75%, 06/15/14	150,853		150,853
				Liberty Mutual Group, Inc., Bonds, 144A,
	145	145	Baa3	7.00%, 3/15/34		147,320	147,320
				Marsh & Mclennan Cos., Inc., Sr. Unsec. Notes,
	50	50	Baa2	5.15%, 9/15/10		48,873	48,873
				MetLife, Inc., Sr. Notes,
	70	70	A2	6.125%, 12/1/11		72,206	72,206
	15	15	A2	6.375%, 6/15/34		15,478	15,478
	205	205	A2	5.70%, 6/15/35		193,166	193,166
				Monumental Global Funding II, Notes 144A (h)
250		250	Aa3	3.85%, 03/03/08	243,169		243,169
				United Health Group, Inc., Sr. Unsec. Notes,
	95	95	A2	5.375%, 3/15/16		92,884	92,884

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

			United Health Group, Sr. Unsec. Notes,
130	130	A2	5.80%, 3/15/36		123,795	123,795
			UnitedHealth Group, Inc., Sr. Unsec. Notes,
290	290	A2	5.25%, 3/15/11		287,616	287,616
			W.R. Berkley Corp., Sr. Notes,
110	110	Baa2	5.60%, 5/15/15		106,116	106,116
90	90	Baa2	6.15%, 8/15/19		87,991	87,991
			WellPoint, Inc., Notes,
170	170	Baa1	5.00%, 12/15/14		162,140	162,140
105	105	Baa1	5.95%, 12/15/34		101,081	101,081
			XL Capital Ltd., Sr. Notes,
15	15	A3	5.25%, 9/15/14		14,196	14,196
				460,188	2,435,377	2,895,565

		Lodging		0.0%	0.1%	0.1%
			Carnival Corp. (Panama), Gtd. Notes,
440	440	A3	3.75%, 11/15/07		428,871	428,871
			Carnival PLC (United Kingdom), Notes,
50	50	A3	7.30%, 6/1/07		50,976	50,976
			Royal Caribbean Cruises Ltd. (Liberia), Sr. Notes,
355	355	Ba1	8.00%, 5/15/10		379,617	379,617
				—	859,464	859,464

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

			Media & Entertainment		0.1%	0.2%	0.2%
				AMFM, Inc., Gtd. Notes,
	115	115	Baa3	8.00%, 11/1/08		120,720	120,720
				CBS Corp., Gtd. Notes,
	75	75	Baa3	7.875%, 7/30/30		81,674	81,674
				Clear Channel Communications, Inc., Sr. Unsec. Notes,
	45	45	Baa3	6.25%, 3/15/11		44,648	44,648
				Disney (Walt) Co., Notes,
	50	50	A3	5.375%, 6/1/07		50,011	50,011
				News America, Inc., Gtd. Notes,
100		100	Baa2	7.75%, 1/20/24	108,085		108,085
	125	125	Baa2	7.625%, 11/30/28		134,247	134,247
				Time Warner, Inc., Debs.,
	100	100	Baa2	9.15%, 2/1/23		120,238	120,238
				Time Warner, Inc., Gtd. Notes,
	315	315	Baa2	6.75%, 4/15/11		326,688	326,688
	160	160	Baa2	7.25%, 10/15/17		171,209	171,209
	50	50	Baa2	7.70%, 5/1/32		54,986	54,986
					108,085	1,104,421	1,212,506

			Metals		0.1%	0.1%	0.1%
				Alcan, Inc. (Canada), Notes,
100		100	Baa1	4.50%, 5/15/13	92,899		92,899
	20	20	Baa1	5.20%, 1/15/14		19,277	19,277
	115	115	Baa1	5.00%, 6/1/15		108,449	108,449
	35	35	Baa1	6.125%, 12/15/33		34,333	34,333
				Noranda, Inc., Notes
	165	165	Baa3	6.20%, 6/15/35		150,512	150,512
				Vale Overseas Ltd., Gtd. Notes,
	30	30	Baa3	8.25%, 1/17/34		34,425	34,425
					92,899	346,996	439,895

			Miscellaneous		0.8%	0.0%	0.1%
				Morgan Stanley Traded Custody Receipts Series 2002-2, Sub. Notes 144A (c)(h)
684		684	Baa1	7.705%, 03/01/32	784,268		784,268

			Non Captive Finance		0.7%	0.4%	0.5%
				American General Finance, Notes
200		200	A1	4.50%, 11/15/07	197,798		197,798
				Berkshire Hathaway Finance Corp., Gtd. Notes,
	165	165	Aaa	4.75%, 5/15/12		159,201	159,201
				Capital One Bank, Sub. Notes,
	5	5	Baa1	6.50%, 6/13/13		5,203	5,203
				Capital One Financial Corp., Notes,
	55	55	Baa1	5.50%, 6/1/15		53,380	53,380
				CIT Group Funding Co. of Canada, Gtd. Notes,
	240	240	A2	5.20%, 6/1/15		228,970	228,970
				CIT Group, Inc., Sr. Notes,
	195	195	A2	5.50%, 11/30/07		195,513	195,513
	80	80	A2	4.25%, 2/1/10		76,597	76,597
				Ford Motor Credit Co., Notes
190		190	Ba2	6.50%, 01/25/07	189,273		189,273
				General Electric Capital Corp., Notes,
	110	110	Aaa	4.875%, 10/21/10		107,752	107,752
				General Electric Capital Corp., Notes, Ser. MTN,
90	205	295	Aaa	6.125%, 2/22/11	92,727	211,211	303,938
	500	500	Aaa	6.75%, 3/15/32		556,789	556,789

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

				Household Finance Corp., Notes,
	130	130	Aa3	4.75%, 5/15/09(g)		127,629	127,629
	185	185	Aa3	6.375%, 10/15/11 - 11/27/12		191,938	191,938
				HSBC Finance Corp., Notes,
90		90	Aa3	4.625%, 9/15/10	86,782		86,782
	85	85	Aa3	6.75%, 5/15/11		89,486	89,486
	165	165	Aa3	5.00%, 6/30/15		155,734	155,734
	145	145	Aa3	5.50%, 1/19/16		141,664	141,664
				International Lease Finance Corp., Unsub. Notes,
	120	120	A1	3.50%, 4/1/09		113,719	113,719
				John Deere Capital Corp., Sr. Notes
140		140	A3	4.50%, 08/25/08	137,442		137,442
				MUFG Capital Finance 1 Ltd. (Cayman Islands), Gtd. Notes,
	150	150	Baa2	6.346%, 7/29/49		147,606	147,606
				Residential Capital Corp., Gtd. Notes,
	350	350	Baa3	6.00%, 2/15/11		347,205	347,205
				Residential Capital Corp., Sr. Unsec. Notes,
	100	100	Baa3	6.375%, 6/30/10		100,742	100,742
					704,022	3,010,339	3,714,361

			Non-Corporate		0.0%	0.1%	0.1%
				Export-Import Bank of Korea (South Korea), Notes, 144A,
	170	170	A3	4.125%, 2/10/09		164,140	164,140
				Korea Development Bank, Notes,
	240	240	A3	4.75%, 7/20/09		234,586	234,586
				Petrobras International Finance Co., Bonds,
	85	85	Baa2	8.375%, 12/10/18		96,263	96,263
				Petrobras International Finance Co., Sr. Notes,
	44	44	A2	9.75%, 7/6/11		51,590	51,590
					—	546,579	546,579

			Paper		0.0%	0.0%	0.0%
				Weyerhaeuser Co., Debs.,
	145	145	Baa2	7.375%, 3/15/32	—	154,834	154,834

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

			Pipelines & Other		0.4%	0.2%	0.2%
				Atmos Energy Corp., Notes,
	330	330	Baa3	4.00%, 10/15/09		313,051	313,051
				Duke Energy Field Services LLC, Notes,
	365	365	Baa2	7.875%, 8/16/10		396,190	396,190
				Enterprise Products Operating LP, Gtd. Notes,
	35	35	Baa3	6.875%, 3/1/33		35,756	35,756
				Enterprise Products Operating LP, Sr. Notes,
	150	150	Baa3	4.00%, 10/15/07		146,745	146,745
190		190	Baa3	4.95%, 6/1/10	184,301		184,301
60		60	Baa3	6.65%, 10/15/34	59,619		59,619
				Kinder Morgan Finance Co. ULC, Gtd. Notes,
	190	190	Baa2	6.40%, 1/5/36		185,004	185,004
				Oneok, Inc., Sr. Unsec. Notes,
	250	250	Baa2	5.51%, 2/16/08		249,616	249,616
				Premcor Refining Group Co., Gtd. Notes
140		140	Baa3	6.125%, 05/01/11	142,340		142,340
				Sempra Energy, Sr. Notes,
	120	120	Baa1	4.621%, 5/17/07		118,932	118,932
				Sempra Energy, Sr. Unsec. Notes,
	15	15	Baa1	6.00%, 2/1/13		15,206	15,206
				XTO Energy, Inc., Notes
50		50	Baa3	5.30%, 06/30/15	48,227		48,227
					434,487	1,460,500	1,894,987

			Railroads		0.2%	0.1%	0.1%
				Burlington Northern Santa Fe Corp., Debs.,
	135	135	Baa2	6.70%, 8/1/28		145,654	145,654
				Canadian National Railways Co., Bonds
200		200	Baa1	6.25%, 08/01/34	210,069		210,069
				Norfolk Southern Corp., Sr. Notes, (h)
6	4	10	Baa1	7.80%, 5/15/27	7,200	4,800	12,000
				Norfolk Southern Corp., Sr. Unsec. Notes,
	96	96	Baa1	5.64%, 5/17/29		91,227	91,227
				Union Pacific Corp., Notes
	275	275	Baa2	6.625%, 2/1/08		280,705	280,705
	377	377	Baa2	6.65%, 1/15/11		392,933	392,933
					217,269	915,319	1,132,588

			Real Estate Investment Trust		0.0%	0.2%	0.1%
				Brandywine Operating Partnership, Notes,
	265	265	Baa3	5.75%, 4/1/12		263,142	263,142
				EOP Operating LP, Sr. Notes,
	350	350	Baa2	6.75%, 2/15/08		357,034	357,034
				EOP Operating LP, Notes,
	70	70	Baa1	5.125%, 3/15/16		66,402	66,402
				First Industrial LP, Sr. Notes,
	50	50	Baa2	5.75%, 1/15/16		48,653	48,653
				Mack-Cali Realty LP, Notes,
	250	250	Baa2	7.25%, 3/15/09		259,671	259,671
				Post Apartment Homes LP, Sr. Notes,
	90	90	Baa3	5.45%, 6/1/12		86,436	86,436
					—	1,081,338	1,081,338

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

			Retail		0.3%	0.3%	0.3%
				Gap, Inc. (The), Notes,
	250	250	Baa3	6.90%, 9/15/07		253,873	253,873
				Home Depot, Inc., Sr. Notes,
	590	590	Aa3	5.40%, 3/1/16		582,896	582,896
				JC Penney Corp., Inc., Debs,
	175	175	Baa3	7.95%, 4/1/17		198,363	198,363
				May Department Stores Co. (The), Gtd. Notes,
	45	45	Baa1	8.50%, 6/1/19		53,357	53,357
				May Department Stores Co. (The), Notes,
300		300	Baa1	4.80%, 07/15/09	293,888		293,888
	85	85	Baa1	6.65%, 7/15/24		86,250	86,250
	115	115	Baa1	6.70%, 7/15/34(g)		116,894	116,894
				Target Corp., Sr. Unsec. Notes,
	140	140	A2	7.50%, 8/15/10		151,451	151,451
				Wal-Mart Stores, Inc., Bonds,
	260	260	Aa2	5.25%, 9/1/35		235,852	235,852
					293,888	1,678,936	1,972,824

			Technology		0.0%	0.4%	0.3%
				Cisco Systems, Inc., Notes,
	100	100	A1	5.50%, 2/22/16		98,498	98,498
				Computer Associates International, Inc., Sr. Notes, 144A,
	225	225	Ba1	5.25%, 12/1/09		219,013	219,013
				Equifax, Inc., Notes,
	165	165	Baa1	4.95%, 11/1/07		163,691	163,691
				First Data Corp., Notes,
	110	110	A2	4.85%, 10/1/14		103,001	103,001
				Freescale Semiconductor, Inc., Sr. Notes
	375	375	Ba1	6.875%, 7/15/11		383,437	383,437
				International Business Machines Corp., Debs.,
	185	185	A1	5.875%, 11/29/32		182,896	182,896
				Jabil Circuit, Inc., Sr. Notes,
	150	150	Baa3	5.875%, 7/15/10		150,181	150,181
				Motorola, Inc., Notes,
	190	190	Baa2	4.608%, 11/16/07		187,871	187,871
	24	24	Baa2	7.625%, 11/15/10		26,177	26,177

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

			Oracle Corp. and Ozark Holding, Inc., Notes, 144A,
200	200	A3	5.00%, 1/15/11		195,339	195,339
			Seagate Technology, HDD Holdings, Gtd. Notes,
245	245	Ba2	8.00%, 5/15/09		254,494	254,494
			Xerox Corp., Sr. Unsec. Notes,
380	380	Ba2	6.40%, 3/15/16		377,150	377,150
				—	2,341,748	2,341,748

					Telecommunications		0.7%	0.6%	0.7%
						ALLTEL Ohio LP, Gtd. Notes, 144A,
		135	135		A2	8.00%, 8/15/10		146,902	146,902
						America Movil SA de CV (Mexico), Unsec. Notes,
		115	115		A3	6.375%, 3/1/35		108,127	108,127
						AT&T Corp., Sr. Notes,
—	(r)		—	(r)	Baa2	6.00%, 03/15/09	202		202
115			115		Ba1	9.05%, 11/15/11	124,316		124,316
		120	120		A2	9.75%, 11/15/31		143,288	143,288
						AT&T, Inc., Notes,
		220	220		A2	4.125%, 9/15/09		210,379	210,379
		240	240		A2	5.30%, 11/15/10		236,845	236,845
						BellSouth Corp., Notes,
		245	245		A2	4.20%, 9/15/09		235,078	235,078
						British Telecommunications PLC (United Kingdom), Bonds,
		45	45		Baa1	8.875%, 12/15/30		57,568	57,568
						British Telecommunications PLC (United Kingdom), Unsub. Notes,
		220	220		Baa1	7.00%, 5/23/07		223,567	223,567
						Cingular Wireless LLC, Sr. Notes,
		100	100		Baa2	7.125%, 12/15/31		108,245	108,245
						Deutsche Telekom International Finance BV (Netherlands), Gtd. Notes,
		60	60		A3	8.25%, 6/15/30		71,774	71,774
						France Telecom SA (France), Notes,
		75	75		A3	8.50%, 3/1/31		93,683	93,683
						Koninklijke (Royal) KPN NV (Netherlands), Sr. Unsub. Notes,
		105	105		Baa2	8.00%, 10/1/10		112,705	112,705
						New Cingular Wireless Services, Inc., Sr. Notes,
		150	150		Baa2	7.875%, 3/1/11		164,410	164,410
		110	110		Baa2	8.75%, 3/1/31		139,320	139,320
						Nextel Communications, Inc., Sr. Notes,
260		240	500		Baa2	5.95%, 3/15/14	257,407	237,606	495,013
						Sprint Capital Corp., Gtd. Notes,
150			150		Baa2	8.375%, 3/15/12	169,485		169,485
		440	440		Baa2	6.90%, 5/1/19		470,058	470,058
60		90	150		Baa2	8.75%, 3/15/32	75,015	112,523	187,538
						Telecom Italia Capital SA (Luxembourg), Gtd. Notes,
70			70		Baa2	4.00%, 1/15/10	65,807		65,807
		90	90		Baa2	5.25%, 11/15/13		85,276	85,276
		130	130		Baa2	6.375%, 11/15/33		122,500	122,500
						Telecomunicaciones de Puerto Rico, Inc. (Puerto Rico), Gtd. Notes,
		420	420		Baa1	6.80%, 5/15/09		425,387	425,387
						TELUS Corp. (Canada), Notes,
		250	250		Baa2	8.00%, 6/1/11		275,744	275,744
						US Cellular Corp., Sr. Notes,
		95	95		Baa3	6.70%, 12/15/33		90,498	90,498
						Verizon Global Funding Corp., Bonds,
		170	170		A3	5.85%, 9/15/35		152,480	152,480
						Verizon Global Funding Corp., Notes,
		55	55		A3	7.75%, 12/1/30		60,761	60,761

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

			Vodafone Group PLC (United Kingdom), Notes,
50	50	A2	5.75%, 3/15/16		49,028	49,028
			Vodafone Group PLC (United Kingdom), Sr. Notes,
200	200	A2	7.75%, 2/15/10		214,324	214,324
				692,232	4,348,076	5,040,308

		Tobacco		0.0%	0.0%	0.0%
			Altria Group, Inc., Debs.,
60	60	Baa2	7.75%, 1/15/27		68,656	68,656
			Altria Group, Inc., Notes,
120	120	Baa2	7.65%, 7/1/08		125,389	125,389
				—	194,045	194,045

			Total corporate bonds	7,149,870	47,267,661	54,417,531
			(cost $)	(7,213,647)	(48,268,530)	(55,482,177)

			ASSET BACKED SECURITIES		2.4%	1.3%	1.5%
				ABSC NIMS Trust, Series 2004-HE5, Class A1 144A (h)
4		4		5.00%, 08/27/34	4,224		4,224
				Accredited Mortgage Loan Trust, Series 2006-1, Class A1
150		150	Aaa	5.019%, 04/25/36	150,000		150,000
				American Express Credit Account Master Trust, Ser. 2004-4, Class C, 144A,
	230	230	Baa2	5.219%, 3/15/12(c)		231,114	231,114
				American Express Credit Account Master Trust, Ser. 2004-C, Class C, 144A,
	190	190	Baa2	5.249%, 2/15/12(c)		190,037	190,037
				Ameriquest Finance NIM Trust, Series 2004-RN5, Class A 144A (h)
2		2	BBB+(d)	5.193%, 06/25/34	2,351		2,351
				Ameriquest Mortgage Securities, Inc., Series 2006-R1, Class A2A
192		192	Aaa	5.039%, 03/25/36	191,547		191,547
				Amortizing Residential Collateral Trust, Ser. 2002-BC7, Class M2,
	220	220	AA+(d)	5.718%, 10/25/32(c)		220,418	220,418

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

				Amortizing Residential Collateral Trust, Series 2002-BC9, Class M1,
	500	500	Aa2	5.918%, 12/25/32(c)		501,608	501,608
				Argent NIM Notes, Series 2004-WN9, Class A 144A (h)
4		4	BBB(d)	5.19%, 10/25/34	3,895		3,895
				Asset Backed Funding Corp. NIM Trust, Series 2004-OPT4, Class N1
5	5		A-(d)	4.45%, 05/26/34	4,663		4,663
				Bank One Issuance Trust, Ser. 2003-C1, Class C1,
	397	397	Baa2	4.54%, 9/15/10		390,787	390,787
				Capital One Prime Auto Receivables Trust, Series 2004-2, Class A4 (c)
550		550	Aaa	4.961%, 04/15/10	550,315		550,315
				CDC Mortgage Capital Trust,
				Ser. 2002-HE3, Class M1,
	248	248	Aa2	5.918%, 3/25/33(c)		249,434	249,434
				Centex Home Equity, Ser. 2005-A, Class M2,
	360	360	Aa2	5.318%, 1/25/35(c)		361,333	361,333
				Chase Issuance Trust, Ser. 2005-A4, Class A4,
	650	650	Aaa	4.23%, 1/15/13		627,039	627,039
				CNH Equipment Trust, Series 2004-A, Class A3A (c)
109		109	Aaa	4.971%, 10/15/08	109,446		109,446
				Countrywide Asset-Backed Certificates,
				Series 2004-11N, Class-N 144A (h)
5		5	BBB(d)	5.25%, 04/25/36	4,565		4,565
				Series 2004-5N, Class N1
3		3	BBB(d)	5.50%, 10/25/35	2,594		2,594
				Series 2006-6, Class 2A1
180		180	BBB(d)	4.821%, 04/25/36	180,000		180,000
				Credit-Based Asset Servicing and Securitization, Series 2006-C3, Class A1
100		100	Aaa	4.883%, 03/30/26	100,000		100,000
				Credit-Based Asset Servicing and Securitization, Ser. 2005-CB6, Class AF3,
	270	270	Aaa	5.12%, 7/25/35		266,657	266,657
				Equity One ABS, Inc., Ser. 2004-3, Class M1,
	260	260	Aa2	5.70%, 7/25/34		257,375	257,375
				First Franklin Mortgage Loan, Series 2005-FF4, Class 2A1 (c)
533		533	Aaa2	5.039%, 05/25/35	532,774		532,774
				First Franklin Mortgage Loan Asset Backed Certs., Ser. 2005-FFH1, Class M2,
	300	300	Aa2	5.338%, 6/25/36(c)		302,226	302,226
				GSAMP Trust, Series 2004-NIM1, Class N1 144A(h)
4		4	BBB(d)	5.50%, 09/25/34	3,683		3,683
				HFC Home Equity Loan Asset Backed Certs., Ser. 2005-2, Class M2,
	210	210	Aa1	5.266%, 1/20/35(c)		210,988	210,988
				Home Equity Asset Trust, Ser. 2005-7, Class 2A4,
	220	220	Aaa	5.198%, 1/25/36(c)		220,407	220,407
				Household Mortgage Loan Trust,
				Ser. 2003-HC2, Class M,
	56	56	Aa2	5.376%, 6/20/33(c)		55,590	55,590
				Household Mortgage Loan Trust,
				Ser. 2004-HC1, Class M,
	53	53	Aa2	5.276%, 2/20/34(c)		52,796	52,796
				Indymac Residential Asset Backed Trust, Series 2006-B, Class 2A1
150		150	Aaa	4.65%, 06/25/36	149,977		149,977
				Long Beach Asset Holdings Corp.,
				Series 2005-1, Class N1 144A (h)
20		20	NR	4.115%, 02/25/35	19,836		19,836
				Series 2004-5, Class Notes 144A (h)
3		3	A(d)	5.00%, 09/25/34	3,277		3,277
				Long Beach Mortgage Loan Trust, Series 2006-2, Class 2A1
140		140	AAA(d)	5.029%, 03/25/36	139,978		139,978

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

				MBNA Master Credit Card Trust,
				Ser. 1999-J, Class A,
	2,400	2,400	Aaa	7.00%, 2/15/12		2,537,701	2,537,701
				Morgan Stanley ABS Capital I,
				Ser. 2004-N3, Class M2,
	290	290	A2	5.918%, 3/25/34(c)		293,018	293,018
				Morgan Stanley Dean Witter Capital I,
				Ser. 2002-NC4, Class M1,
	268	268	Aaa	5.668%, 9/25/32(c)		269,892	269,892
				Morgan Stanley Dean Witter Capital I, Series 2002-HE1, Class M1,
	350	350	Aa2	5.418%, 7/25/32(c)		353,462	353,462
				Prestige Auto Receivables Trust, Ser. 2004-1, Class A2, 144A,
	176	176	Aaa	3.69%, 6/15/11		173,871	173,871
				Residential Asset Mortgage Products, Inc., Series 2005-RS1, Class A1
193		193	Aaa	5.069%, 01/25/35	193,440		193,440
				Residential Asset Securities Corp.,
75		75	Aaa	4.71%, 03/25/34	72,084		72,084
				Sail Net Interest Margin Notes,
				Series 2004-8A, Class A, 144A (h)
7		7	A-(d)	5.00%, 09/27/34	7,076		7,076
				Series 2004-BNCA, Class A, 144A
2	2		A-(d)	5.00%, 09/27/34	1,931		1,931
				Saxon Asset Securities Trust, Ser. 2005-2, Class M2,
	240	240	Aa2	5.258%, 9/25/35(c)		241,445	241,445
				Securitized Asset Bank Receivables LLC Trust, Ser. 2004-OP1, Class M1,
	280	280	Aa2	5.091%, 2/25/34(c)		280,984	280,984
				Structured Asset Securities Corp., Ser. 2005-RMS1, Class A3,
	220	220	AAA(d)	5.118%, 2/25/35(c)		220,707	220,707
				WFS Financial Owner Trust, Ser. 2004-4, Class D,
	176	176	A3	3.58%, 5/17/12		172,139	172,139

				Total asset backed securities	2,427,656	8,681,028	11,108,684
				(cost $)	(2,430,330)	(8,819,859)	(11,250,189)

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

			COMMERCIAL MORTGAGE BACKED SECURITIES		3.3%	2.6%	2.7%
				Banc of America Commercial Mortgage, Inc., Ser. 2003-2, Class A3,
	400	400	AAA(d)	4.873%, 3/11/41		387,178	387,178
				Banc of America Commercial Mortgage, Inc., Ser. 2004-2, Class A4,
	560	560	Aaa	4.153%, 11/10/38		527,007	527,007
				Banc of America Commercial Mortgage, Inc., Ser. 2005-3, Class A4,
	1,000	1,000	Aaa	4.668%, 7/10/43		936,253	936,253
				Banc of America Commercial Mortgage, Inc., Ser. 2005-6, Class A4,
	1,400	1,400	Aaa	5.182%, 9/10/47		1,365,668	1,365,668
				Bear Stearns Commercial Mortgage Securities, Series 2004-T16, Class X2, IO
4,500		4,500	AAA(d)	0.97%, 08/13/46	149,754		149,754
				Bear Stearns Commercial Mortgage Securities, Ser. 2005-T18, Class AAB,
	350	350	Aaa	4.823%, 2/13/42		335,313	335,313
				Bear Stearns Commercial Mortgage Securities, Ser. 2005-T20, Class AAB,
	500	500	Aaa	5.14%, 10/12/42		491,396	491,396
				Commercial Mortgage Acceptance Corp., Series 1998-C2, Class X, IO
5,746		5,746	AAA(d)	1.02%, 09/15/30	172,930		172,930
				Commercial Mortgage Asset Trust, Ser. 1999-C2, Class A1,
	78	78	Aaa	7.285%, 11/17/32		79,660	79,660
				Commercial Mortgage Pass-Through Certs., Ser. 2004-LB2A, Class X2, 144A,
	2,648	2,648	AAA(d)	1.157%, 3/10/39		86,051	86,051
				Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-C4, Class A4,
	300	300	Aaa	4.283%, 10/15/39		283,632	283,632
				Credit Suisse Mtge. Capital Certs., Series 2006-C1, Class A4,
	800	800	AAA(d)	5.609%, 12/15/15		798,229	798,229
				DLJ Commercial Mortgage Corp., Ser. 2000-CF1, Class A1B,
	600	600	AAA(d)	7.62%, 6/10/33		646,066	646,066
				GE Commercial Mortgage Corp.,
				Ser. 2004-C2, Class X2,
	4,917	4,917	Aaa	0.64%, 3/10/40		108,987	108,987
				GMAC Commercial Mortgage Securities, Inc., Series 2002-C2, Class A1
276		276	Aaa	4.321%, 10/15/38	274,563		274,563
				Greenwich Capital Commercial Funding Corp., Ser. 2003-C1, Class A4,
	1,300	1,300	Aaa	4.111%, 7/5/35		1,195,387	1,195,387
				Greenwich Capital Commercial Funding Corp., Ser. 2003-C2, Class A3,
	610	610	Aaa	4.533%, 1/5/36		587,735	587,735
				GS Mtge. Securities Corp. II,
				Series 2006-GG6, Class AAB,
	1,300	1,300	AAA(d)	5.587%, 4/10/38		1,299,577	1,299,577
				J.P. Morgan Chase Commercial Mortgage Securities Corp., Ser. 2004-C2, Class A3,
	1,250	1,250	Aaa	5.213%, 5/15/41		1,224,733	1,224,733
				J.P. Morgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP5, Class A4,
	700	700	Aaa	5.179%, 12/15/44		683,875	683,875
				J.P. Morgan Chase Commercial Mortgage Securities, Ser. 2005-CB13, Class A4,
	455	455	Aaa	5.295%, 1/12/43		447,047	447,047
				J.P. Morgan Chase Commercial Mortgage Securities, Ser. 2005-LDP2, Class ASB,
	1,000	1,000	Aaa	4.659%, 7/15/42		954,858	954,858
				J.P. Morgan Chase Commercial Mortgage Securities, Ser. 2005-LDP4, Class A4,
	520	520	Aaa	4.918%, 10/15/42		494,801	494,801
				J.P. Morgan Chase Commercial Mtge. Securities, Series 2006-LDP6, Class X2,
	30,000	30,000	Aaa	0.26%, 4/15/43		200,100	200,100
				KeyCorp, Ser. 2000-C1, Class A2,
	1,675	1,675	Aaa	7.727%, 5/17/32		1,793,804	1,793,804
				LB-UBS Commercial Mortgage Trust, Series 2003-C5, Class A2
700		700	AAA(d)	3.478%, 07/15/27	672,487		672,487

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

				LB-UBS Commercial Mortgage Trust, Ser. 2004-C6, Class A5,
	800	800	AAA(d)	4.826%, 8/15/29		770,840	770,840
				LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3
500		500	Aaa	4.647%, 07/15/30	480,273		480,273
				LB-UBS Commercial Mortgage Trust, Ser. 2005-C3, Class A5,
	430	430	Aaa	4.739%, 7/15/30		405,096	405,096
				Lehman Brothers Mortgage Trust, Series 2005-LLFA, Class A1 144A (c)
263		263	Aaa	5.001%, 07/15/18	263,122		263,122
				Master Alternative Loans Trust, Series 2003-8, Class 4A1
57		57	AAA(d)	7.00%, 12/25/33	56,772		56,772
				Merrill Lynch Mortgage Trust,
				Ser. 2004-Key2, Class A3,
	400	400	Aaa	4.615%, 8/12/39		381,534	381,534
				Wachovia Bank Commercial Mortgage Trust, Ser. 2003-C3, Class A-2,
	1,100	1,100	AAA(d)	4.867%, 2/15/35		1,060,343	1,060,343
				Washington Mutual, Series 2004-AR4, Class A6 (c)
500		500	Aaa	3.803%, 06/25/34	475,959		475,959
				Series 2004-AR9, Class A7 (c)
640		640	Aaa	4.177%, 08/25/34	615,845		615,845
				Series 2005-AR11, Class A1C1 (c)
206		206	Aaa	5.159%, 07/25/45	205,531		205,531

				Total commercial mortgage backed securities	3,367,236	17,545,170	20,912,406
				(cost $)	(3,501,269)	(18,172,565)	(21,673,834)

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

			COLLATERALIZED MORTGAGE OBLIGATIONS		1.0%	0.5%	0.5%
				Banc of America Commercial Mortgage, Inc., Series 2004-1, Class XP, IO
2,712		2,712	AAA(d)	0.80%, 11/10/39	62,001		62,001
				Banc of America Mortgage Securities, Series 2004-F, Class 2A5 (c)
1,000		1,000	Aaa	4.155% 07/25/34	960,864		960,864
				Banc of America Mortgage Securities, Inc., Ser. 2005-A, Class 2A1,
	259	259	Aaa	4.464%, 2/25/35(c)		251,595	251,595
				Banc of America Mortgage Securities, Inc., Ser. 2005-B, Class 2A1,
	258	258	Aaa	4.396%, 3/25/35(c)		250,645	250,645
				Bank of America Alternative Loan Trust, Series 2005-12, Class 3CB1,
	978	978	Aaa	6.00%, 1/25/36		971,740	971,740
				Countrywide Alternative Loan Trust, Ser. 2004-18CB, Class 3A1,
	428	428	Aaa	5.25%, 9/25/19		413,938	413,938
				Federal National Mortgage Association, Ser. 1993-55, Class K,
	244	244	Aaa	6.50%, 5/25/08		245,756	245,756
				Master Alternative Loan Trust,
				Ser. 2004-4, Class 4A1,
	505	505	Aaa	5.00%, 4/25/19		488,968	488,968
				Structured Adjustable Rate Mortgage Loan Trust, Ser. 2004-1, Class 4A-3,
	360	360	Aaa	4.17%, 2/25/34		352,857	352,857
				Washington Mutual Alternative Mortgage Pass-Through Certs., Ser. 2005-1, Class 3A,
	181	181	Aaa	5.00%, 3/25/20		176,382	176,382

				Total collateralized mortgage obligations	1,022,865	3,151,881	4,174,746
				(cost $)	(1,061,204)	(3,240,938)	(4,302,142)

			MORTGAGE BACKED SECURITIES		12.6%	10.7%	10.9%
				Federal Home Loan Mortgage Corp.,
1,214	2,693	3,907		4.50%, 12/15/14 - 7/1/20	1,177,088	2,572,365	3,749,453
1,662	2,963	4,625		5.00%, 2/15/16 - 4/1/34	1,650,919	2,873,051	4,523,970
	817	817		5.28%, 12/1/35(c)		806,762	806,762
480	1,928	2,408		5.50%, 12/1/33 - 7/1/34	469,261	1,886,011	2,355,272
	739	739		6.00%, 1/1/34		739,423	739,423
313		313		6.50%, 6/1/16-6/1/31	319,592		319,592
121	859	980		7.00%, 6/1/14 - 11/1/33	123,857	883,845	1,007,702
				Federal Home Loan Mortgage Corp.,
	1,000	1,000		5.00%, TBA		951,250	951,250
	1,500	1,500		6.00%, TBA		1,499,063	1,499,063
				Federal National Mortgage Association,
	417	417		4.00%, 5/1/19		390,716	390,716
229	5,184	5,413		4.50%, 11/1/18 - 3/1/34	219,381	4,929,172	5,148,553
793	9,658	10,451		5.00%, 1/1/19 - 7/1/35	754,604	9,236,070	9,990,674
2,817	10,190	13,007		5.50%, 12/1/16 - 2/1/34	2,756,774	9,970,036	12,726,810
180	5,586	5,766		6.00%, 12/1/13 - 1/1/35	182,279	5,594,805	5,777,084
326	1,498	1,824		6.50%, 5/1/13 - 1/1/34	332,058	1,530,887	1,862,945
378		378		7.00%, 5/1/11 - 6/1/32	389,650		389,650
69	119	188		7.50%, 12/1/07 - 9/1/30	71,666	119,220	190,886
	33	33		8.00%, 12/1/23		35,060	35,060
	24	24		8.50%, 2/1/28		25,454	25,454
				Federal National Mortgage Association,
1,342	6,500	7,842		5.00%, TBA	1,281,392	6,198,594	7,479,986
750	12,000	12,750		5.50%, TBA	745,313	11,737,974	12,483,287
1,927	5,000	6,927		6.00%, TBA	1,926,799	5,017,346	6,944,145
				Government National Mortgage Association,
	1,168	1,168		5.50%, 12/15/33 - 9/15/34		1,157,462	1,157,462
35		35		6.00%, 8/15/28	35,607		35,607

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

292	1,117	1,409	6.50%, 11/15/23 - 8/15/32	303,065	1,155,422	1,458,487
121	166	287	7.00%, 6/15/24 - 5/15/31	126,369	172,769	299,138
38	23	61	7.50%, 4/15/29 - 5/15/31	39,853	23,952	63,805
	209	209	8.00%, 12/15/22 - 6/15/25		222,479	222,479
			Government National Mortgage Association,
	1,500	1,500	5.50%, TBA		1,485,000	1,485,000

			Total mortgage backed securities	12,905,527	71,214,188	84,119,715
			(cost $)	(13,042,571)	(72,525,235)	(85,567,806)

			U.S. GOVERNMENT AGENCY OBLIGATIONS	7.8%	1.8%	2.6%
			Federal Home Loan Bank,
	265	265	4.25%, 4/16/07		262,651	262,651
	775	775	4.50%, 5/13/11		751,183	751,183
300		300	4.625%, 9/11/20	275,399		275,399
			Federal Home Loan Mortgage Corp.,
	60	60	4.75%, 1/18/11		58,973	58,973
	675	675	4.75%, 1/19/16(g)		651,652	651,652
940	1,170	2,110	4.90%, 11/3/08	931,584	1,159,525	2,091,109
540		540	5.00%, 9/17/07	539,148		539,148
	1,755	1,755	5.125%, 4/18/11		1,752,259	1,752,259
500		500	5.30%, 5/12/20	474,712		474,712
400		400	5.50%, 3/28/16	398,729		398,729
	2,790	2,790	5.75%, 1/15/12(g)		2,868,935	2,868,935
1,100		1,100	7.00%, 3/15/10	1,172,262		1,172,262
			Federal National Mortgage Association,
	108	108	4.25%, 7/27/07		106,786	106,786
500	3,415	3,915	4.50%, 10/15/08-2/15/11	493,457	3,320,841	3,814,298
1,513	1,305	2,818	5.25%, 4/15/07-8/1/12	1,514,660	1,291,771	2,806,431
1,100		1,100	5.80%, 2/9/26	1,075,573		1,075,573
995		995	6.625%, 9/15/09-11/15/30	1,094,293		1,094,293
			Tennessee Valley Authority,
	200	200	5.88%, 4/1/36		214,179	214,179

			Total U.S. government agency obligations	7,969,817	12,438,755	20,408,572
			(cost $)	(8,096,088)	(12,701,219)	(20,797,307)

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

			U.S. GOVERNMENT SECURITIES	4.3%	2.4%	2.7%
			United States Treasury Bonds,
400	3,190	3,590	4.50%, 2/15/36(g)	375,312	2,993,115	3,368,427
	509	509	5.375%, 2/15/31(g)		535,802	535,802
	1,398	1,398	6.00%, 2/15/26		1,559,862	1,559,862
	240	240	6.125%, 8/15/29		275,156	275,156
1,050		1,050	7.125%, 8/15/30	1,291,336		1,291,336
	295	295	7.875%, 2/15/21		380,827	380,827
	1,365	1,365	8.125%, 8/15/19		1,771,300	1,771,300
	620	620	8.125%, 5/15/21(g)		820,532	820,532
1,295	250	1,545	8.125%, 8/15/21	1,713,852	330,059	2,043,911
	250	250	8.75%, 5/15/20(g)		342,500	342,500
	1,214	1,214	8.875%, 2/15/19(b)		1,652,652	1,652,652
	39	39	9.00%, 11/15/18		53,400	53,400
			United States Treasury Inflation Bond, TIPS
	120	120	2.00%, 1/15/26		113,632	113,632
			United States Treasury Notes,
	1,480	1,480	2.75%, 8/15/07		1,438,664	1,438,664
	26	26	4.125%, 8/15/10		25,284	25,284
1,045	2,886	3,931	4.50%, 2/28/11(g)	1,029,774	2,843,951	3,873,725
	500	500	4.50%, 2/15/16		486,289	486,289
			United States Treasury Strips,
	1,225	1,225	Zero Coupon, 5/15/2019		631,170	631,170

			Total U.S. government securities	4,410,274	16,254,195	20,664,469
			(cost $)	(4,498,046)	(16,517,853)	(21,015,899)

			MUNICIPAL BOND		0.2%	0.0%	0.0%
			Illinois
				Illinois State Taxable Pension, GO,
200	195	395	Aa3	5.10%, 6/1/33	187,118	182,440	369,558
				(cost $)	(200,000)	(167,248)	(367,248)

		FOREIGN GOVERNMENT OBLIGATIONS		0.0%	0.3%	0.3%
			Government of Malaysia, Bonds,
55	55	A3	7.50%, 7/15/11		59,800	59,800
			Italy Government International Bond (Italy), Notes,
160	160	Aa2	5.375%, 6/15/33		154,082	154,082
			Mexico Government International Bond (Mexico), Bonds,
190	190	Baa1	8.30%, 8/15/31		229,615	229,615
			Mexico Government International Bond (Mexico), Notes,
310	310	Baa1	8.375%, 1/14/11		343,480	343,480
620	620	Baa1	5.625%, 1/15/17(g)		600,470	600,470
185	185	Baa1	8.125%, 12/30/19		217,375	217,375
			Province of Quebec (Canada), Notes,
115	115	A1	4.60%, 5/26/15(g)		108,566	108,566
			Province of Quebec (Canada), Sr. Unsub. Notes,
390	390	A1	5.75%, 2/15/09		395,234	395,234
			South Africa Government International Bond (South Africa), Notes,
100	100	Baa1	6.50%, 6/2/14		105,125	105,125

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

Total foreign government obligations	—	2,213,747	2,213,747
(cost $)	—	(2,227,144)	(2,227,144)

Total long-term investments	103,682,013	613,259,779	716,941,792
(cost $)	(94,265,122)	(552,210,101)	(646,475,223)

SHORT-TERM INVESTMENTS	2.3%	22.5%	19.8%

CORPORATE BONDS	0.0%	0.8%	0.7%

SP Fund	Dryden Fund	Pro Forma Dryden Fund			SP Fund	Dryden Fund	Pro Forma Dryden Fund
			Brokerage		0.0%	0.1%	0.1%
				Morgan Stanley, Unsub. Notes,
	1,200	1,200	Aa3	6.10%, 4/15/06	—	1,200,527	1,200,527

			Cable		0.0%	0.2%	0.2%
				Continental Cablevision, Inc., Sr. Notes,
	1,000	1,000	Baa2	8.30%, 5/15/06	—	1,003,352	1,003,352

			Consumer		0.0%	0.0%	0.0%
				Cendant Corp., Notes,
	260	260	Baa1	6.875%, 8/15/06	—	261,245	261,245

			Electric		0.0%	0.0%	0.0%
				Duke Capital LLC, Sr. Notes,
	140	140	Baa3	4.331%, 11/16/06	—	139,209	139,209

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

			Energy—Other		0.0%	0.1%	0.1%
				Devon Energy Corp., Sr. Notes,
	480	480	Baa2	2.75%, 8/1/06		475,853	475,853
				Kerr-McGee Corp., Sec’d. Notes,
	260	260	Ba3	5.875%, 9/15/06		260,328	260,328
					—	736,181	736,181

			Foods		0.0%	0.1%	0.1%
				Kraft Foods, Inc., Notes,
	510	510	A3	4.625%, 11/1/06		508,173	508,173
				Tyson Foods, Inc., Sr. Notes,
	75	75	Baa3	7.25%, 10/1/06		75,649	75,649
					—	583,822	583,822

			Media & Entertainment		0.0%	0.0%	0.0%
				British Sky Broadcasting PLC, Gtd. Notes,
	130	130	Baa2	7.30%, 10/15/06	—	131,187	131,187

			Real Estate Investment Trust		0.0%	0.1%	0.0%
				Simon Property Group LP, Gtd. Notes,
	380	380	Baa1	6.875%, 11/15/06	—	383,202	383,202

			Retail		0.0%	0.0%	0.0%
				Target Corp., Sr. Unsec. Notes,
	220	220	A2	5.95%, 5/15/06	—	220,186	220,186

			Telecommunications		0.0%	0.2%	0.2%
				Citizens Communications Co., Debs.,
	220	220	Ba3	7.60%, 6/1/06		220,825	220,825
				Telecomunicaciones de Puerto Rico, Inc. (Puerto Rico), Gtd. Notes,
	800	800	Baa1	6.65%, 5/15/06		801,012	801,012
					—	1,021,837	1,021,837

				Total corporate bonds	—	5,680,748	5,680,748
				(cost $)	—	(5,705,349)	(5,705,349)

			U.S. GOVERNMENT SECURITIES		2.1%	0.1%	0.3%
				Federal Home Loan Bank
2,190		2,190		4.61%, 4/3/06	2,190,000		2,190,000
				United States Treasury Bills
	400	400		6/15/06		396,375	396,375

				Total U.S. government securities	2,190,000	396,375	2,586,375
				(cost $)	(2,190,000)	(396,235)	(2,586,235)

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

Shares
SP Fund	Dryden Fund	Pro Forma Dryden Fund		SP Fund	Dryden Fund	Pro Forma Dryden Fund
			AFFILIATED MUTUAL FUNDS	0.2%	21.6%	18.8%
	4,354,570	4,354,570	Dryden Core Investment Fund - Short Term Bond Series (f)		43,545,698	43,545,698
183,210	100,865,009	101,048,219	Dryden Core Investment Fund - Taxable Money Market Series
			(includes $67,604,022 of cash collateral for securities on loan) (e)(f)	183,210	100,865,009	101,048,219

			Total affiliated mutual funds	183,210	144,410,707	144,593,917
			(cost $)	(183,210)	(144,410,707)	(144,593,917)

Contracts
SP Fund	Dryden Fund	Pro Forma Dryden Fund		SP Fund	Dryden Fund	Pro Forma Dryden Fund
			OUTSTANDING OPTION PURCHASED(a)	0.0%	0.0%	0.0%
			Call Option
—	10	10	90 Day Eurodollar, expiring 9/18/06 @ $95.25	—	500	500
			(cost $)	—	(11,579)	(11,579)

			Total short-term investments	2,373,210	150,488,330	152,861,540
			(cost $)	(2,373,210)	(150,523,870)	(152,897,080)

			Total Investments, Before Outstanding Option Written	103.8%	114.2%	112.8%
				106,055,223	763,748,109	869,803,332
			(cost $)	(96,638,332)	(702,733,971)	(799,372,303)

Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)

			OUTSTANDING OPTION WRITTEN(a)
			Call Option
—	10	10	90 Day Eurodollar, expiring 9/18/06 @ $95.75	—	(125)	(125)
			(premiums received $)	—	(5,271)	(5,271)

			Total Investments, Net of Outstanding Option Written	103.8%	114.2%	112.8%
				106,055,223	763,747,984	869,803,207
			Other liabilities in excess of other assets(i)	-3.8%	-14.2%	-12.8%
				(3,889,276)	(94,910,381)	(98,927,025)*

			Net Assets	100.0%	100.0%	100.0%
				102,165,947	668,837,603	770,876,182 *

*	Amounts reflect the adjustments to the Pro Forma Statements of Assets and Liabilities for the Reorganization relating to the reorganization costs attributable to the SP Fund.
144A—

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to liquid.

GO—General Obligation
IO—Interest Only
M.T.N.—Medium Term Notes
NR—Not Rated
TBA—Securities Purchased on a Forward Commitment Basis
TIPS—Treasury Inflation Protected Securities
(a)	Non-income producing security.
(b)	All or partial amount of security is segregated as initial margin for financial futures transactions.
(c)	Indicated a variable rate security.
(d)	Standard and Poor’s Rating.
(e)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment
Fund-Dryden Short-Term Core Bond Series and Taxable Money Market Series.
(g)	Portion of securities on loan with an aggregate market value of $64,701,622; cash collateral of $67,604,022 was received with which the Portfolio purchased highly liquid short-term investments.
(h)	Indicates a security that has been deemed illiquid.
(i)	Other liabilities in excess of other assets include net unrealized depreciation on financial futures as follows:

Open futures contracts outstanding at March 31, 2006:

Number of Contracts						Pro Forma Dryden Fund
SP Fund		Dryden Fund	Pro Forma Dryden Fund	Expiration Month	Type	Value at March 31, 2006	Value at Trade Date	Unrealized Appreciation (Depreciation)
					Long Positions:
		19	19	Sept. 06	90 Day Eurodollar	$4,499,913	$4,505,218	$(5,305)
		10	10	May 06	Fed Funds 30 Day	13,448,784	13,465,684	(16,900)
		34	34	July 06	Fed Funds 30 Day	3,961,984	3,963,674	(1,690)
		8	8	June 06	U.S. Long Bond	873,250	872,009	1,241
		254	254	June 06	5-Yr. U.S. T-Notes	26,527,125	26,662,008	(134,883)
	1		1	June 06	S&P 500 Index	325,825	323,287	2,538
		16	16	June 06	S&P 500 Index	5,213,200	5,161,600	51,600
								(103,399)
					Short Positions:
		26	26	June 06	2-Yr. U.S. T-Notes	5,300,344	5,308,808	8,464
		43	43	June 06	10-Yr. U.S. T-Notes	4,574,797	4,626,475	51,678
								60,142
								$(43,257)

(r)    Less than $1,000 par.

The Dryden Fund does not expect that any of the investments must be sold as a result of the Reorganization based upon this
Pro Forma Portfolio of Investments.

Pro Forma Statement of Assets and Liabilities for the Reorganization

As of March 31, 2006 (Unaudited)

		Dryden	Pro Forma		Pro Forma
	SP Fund	Fund	Adjustments		Dryden Fund
Assets
Investments at value, including securities on loan of (C)
Unaffiliated Investments (A)	105,872,013	619,337,402			725,209,415
Affiliated Investments (B)	183,210	144,410,707			144,593,917
Receivable for investments sold		4,838,374			4,838,374
Dividends and interest receivable	323,265	2,091,906			2,415,171
Receivable for Series shares sold	1,619,493	332,110			1,951,603
Prepaid expenses	1,891	17,162			19,053
Due from broker—variation margin	225	—	(225	)(a)	—
Interest receivable from closed swaps	—	3,135			3,135
Total assets	108,000,097	771,030,796			879,030,668

Liabilities
Payable to broker for collateral for securities on loan	—	67,604,022			67,604,022
Payable for investments purchased	3,421,117	31,927,907			35,349,024
Payable for Series shares reacquired	1,754,348	1,215,435			2,969,783
Accrued expenses and other liabilities	131,360	437,903	127,368	(c)	696,631
Payable to custodian	144,445	412,743			557,188
Management fee payable	122,849	372,971			495,820
Distribution fee payable	80,038	157,525			237,563
Transfer agent fee payable	174,635	48,885			223,520
Due to broker—variation margin	—	10,158	(225	)(a)	9,933
Interest payable from closed swaps	—	2,968			2,968
Deferred directors’ fees	5,358	2,551			7,909
Outstanding call options written, at value (D)	—	125			125
Total liabilities	5,834,150	102,193,193			108,154,486
Net Assets	102,165,947	668,837,603			770,876,182

Net assets were comprised of:
Common stock, at par	7,434	48,503	(27	)(b)	55,910
Paid-in capital in excess of par	95,897,660	589,065,603	27	(b)	684,963,290
	95,905,094	589,114,106			685,019,200
Undistributed net investment income	175,163	3,153,938	(127,368	)(c)	3,201,733
Accumulated net realized gain (loss) on investments and financial futures transactions	(3,333,739)	15,596,070			12,262,331
Net unrealized appreciation on investments and financial futures contracts	9,419,429	60,973,489			70,392,918
Net assets, March 31, 2006	102,165,947	668,837,603			770,876,182

(A) Unaffiliated Investments at Cost	$96,455,122	$558,323,264	$654,778,386
(B) Affiliated Investments at Cost	$183,210	$144,410,707	$144,593,917
(C) Securities Loaned at Value	$—	$64,701,622	$64,701,622
(D) Premiums Received for Options Written	$—	$5,271	$5,271

SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS

Class A
Net Assets	$10,225,485	$421,971,303	$(12,750	)(c)	$432,184,038
Shares Outstanding	742,422	30,635,331	(972	)(d)	31,376,781
Net asset value and redemption price per share	$13.77	$13.77			$13.77
Maximum sales charge (5.50% of offering price)	0.80	0.80			0.46
Maximum offering price to public	$14.57	$14.57			$14.23

Class B
Net Assets	$2,423,164	$64,091,968	$(3,019	)(c)	$66,512,113
Shares Outstanding	176,319	4,653,001	(619	)(d)	4,828,701
Net asset value, offering price and redemption price per share	$13.74	$13.77			$13.77

Class C
Net Assets	$12,996,437	$13,510,310	$(16,201	)(c)	$26,490,546
Shares Outstanding	945,947	980,832	(3,598	)(d)	1,923,181
Net asset value, offering price and redemption price per share	$13.74	$13.77			$13.77

Class L
Net Assets	$14,255,483	N/A	$(17,768	)(c)	$14,237,715
Shares Outstanding	1,035,813	N/A	(3,283	)(d)	1,032,530
Net asset value and redemption price per share	$13.76	N/A			$13.79

Class M
Net Assets	$50,018,839	N/A	$(62,359	)(c)	$49,956,480
Shares Outstanding	3,641,444	N/A	(14,663	)(d)	3,626,781
Net asset value and redemption price per share	$13.74	N/A			$13.77

Class R
Net Assets	N/A	$234,457			$234,457
Shares Outstanding	N/A	17,003	N/A		17,003
Net asset value, offering price and redemption price per share	N/A	$13.79			$13.79

Class X
Net Assets	$12,246,539	N/A	$(15,271	)(c)	$12,231,268
Shares Outstanding	892,176	N/A	(4,200	)(d)	887,976
Net asset value, offering price and redemption price per share	$13.73	N/A			$13.77

Class Z
Net Assets	N/A	$169,029,565			$169,029,565
Shares Outstanding	N/A	12,216,794	N/A		12,216,794
Net asset value, offering price and redemption price per share	N/A	$13.84			$13.84

(a) Consolidation of variation margin.

(b) Change in par amount due to Reorganization.

(c) Reflects the estimated Reorganization expenses of $127,368 attributable to the SP Fund.

(d)  Represents the difference between total additional shares to be issued (see note 2 of Notes to Pro-Forma Financial Statement) of the current Dryden Fund shares outstanding and rounding of net asset value.

SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS

Pro Forma Statement of Operations for the Reorganization

For the Period Ended March 31, 2006 (Unaudited)

		Dryden	Pro Forma		Pro Forma
Net Investment Income	SP Fund	Fund	Adjustments		Dryden Fund
Income
Unaffiliated dividends	1,112,347	7,970,126			9,082,473
Foreign withholding taxes	(65)	(1,645)			(1,710)
Interest	2,032,610	7,754,494			9,787,104
Affiliated dividend income	808	2,901,306			2,902,114
Income from securities loaned, net	5,036	149,844			154,880
Total income	3,150,736	18,774,125	—		21,924,861

Expenses
Management fee (b)	848,389	4,460,255	(113,118	)(a)	5,195,526
Distribution fee—Class A	22,151	1,055,908			1,078,059
Distribution fee—Class B	21,282	763,990			785,272
Distribution fee—Class C	146,925	137,690			284,615
Distribution fee—Class L	83,443	—			83,443
Distribution fee—Class M	572,703	—			572,703
Distribution fee—Class R	—	275			275
Distribution fee—Class X	134,561	—			134,561
Interest expense	823	—			823
Transfer agent’s fees and expenses	339,000	858,000	(63,000	)(a)	1,134,000
Custodian’s fees and expenses (b)	100,000	144,000	(48,000	)(a)	196,000
Reports to shareholders	24,000	100,000	(7,000	)(a)	117,000
Legal fees and expenses	49,000	72,000	(40,000	)(a)	81,000
Registration fees	52,000	47,000	(26,000	)(a)	73,000
Directors’ fees	13,000	25,000	(7,100	)(a)	30,900
Audit fee	22,000	22,000	(20,000	)(a)	24,000
Miscellaneous	67,348	47,022	(32,000	)(a)	82,370
Total expenses	2,496,625	7,733,140	(356,218)		9,873,547
Less: Advisory Fee Waivers and Expense Reimbursements (b)	(209,767)	—	(10,634)		(220,401)
Net expenses	2,286,858	7,733,140	(366,852)		9,653,146
Net investment income	863,878	11,040,985	366,852		12,271,715

Realized And Unrealized Gain (Loss) On Investments and Foreign Currencies
Net realized gain (loss) on:
Investment transactions	7,272,270	43,000,851			50,273,121
Financial futures transactions	30,536	(617,474)			(586,938)
Foreign Currencies	42,066	—			42,066
Options written	—	1,360			1,360
Swaps	—	(48,265)			(48,265)
	7,344,872	42,336,472			49,681,344
Net change in unrealized appreciation (depreciation) on:
Investments	(1,348,543)	5,175,338			3,826,795
Financial futures contracts	9,926	(41,614)			(31,688)
Foreign Currencies	(8)	—			(8)
Options written	—	5,146			5,146
	(1,338,625)	5,138,870			3,800,245
Net gain on investments	6,006,247	47,475,342			53,481,589
Net Increase In Net Assets Resulting From Operations	6,870,125	58,516,327	366,852		65,753,304

(a)          Assumes savings on fund expenses due to Reorganization.

(b)         Amounts have been restated to reflect current contractual fee rates and related impact on expense ratio/subsidy.

SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS

SP Fund and

Dryden Fund Transactions

Notes to Pro-Forma Financial Statements

(unaudited)

1.              Basis of Combination – The Pro-Forma Statement of Assets and Liabilities, including the Pro-Forma Schedule of Investments at March 31, 2006 and the related Pro-Forma Statement of Operations (“Pro-Forma Statements”) for the year ended March 31, 2006, reflect the accounts of Dryden Active Allocation Fund (the “acquiring” fund) and SP Balanced Fund (the “target” fund) each a “Fund.”

The Pro-Forma Statements give effect to the proposed transfer of all assets and liabilities of SP Balanced Fund in exchange for shares in Dryden Active Allocation Fund.  The Pro-Forma Statements should be read in conjunction with the historical financial statements of each Fund included in their respective Statement of Additional Information.

2.              Shares of Beneficial Interest – The pro-forma net asset value per share assumes the issuance of additional Class A, B, C, L, M and X shares of Dryden Active Allocation Fund, which would have been issued on March 31, 2006 in connection with the proposed reorganization.  Shareholders of SP Balanced Fund would become shareholders of Dryden Active Allocation Fund, receiving shares of Dryden Active Allocation Fund equal to the value of their holdings in SP Balanced Fund. The amount of additional shares assumed to be issued has been calculated based on the March 31, 2006 net assets of SP Balanced Fund and Dryden Active Allocation Fund, Reorganization expenses and the net asset values per share as follows:

Dryden Active Allocation Fund		Target Fund’s Net Assets		Per Share
Additional Shares Issued		3/31/2006	Adjustments*	3/31/2006
Class A	741,450	$10,225,485	$(12,750)	$13.77
Class B	175,700	$2,423,164	$(3,019)	$13.77
Class C	942,349	$12,996,437	$(16,201)	$13.77
Class L	1,032,530	$14,255,483	$(17,768)	$13.79
Class M	3,626,781	$50,018,839	$(62,359)	$13.77
Class X	887,976	$12,246,539	$(15,271)	$13.77

*      Reflects the estimated Reorganization expenses of $127,368 attributable to the SP Fund.

3.              Pro-Forma Operations – The Pro-Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund.  Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income.  Certain expenses have been adjusted to reflect the expected expenses of the combined entity.  The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Dryden Active Allocation Fund at the combined level of average net assets for the twelve months ended March 31, 2006.  The Pro- Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

4.              Security Valuation – Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask price or at the last bid price on such day in the absence of an asked price.  Securities traded via NASDAQ are valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price.  Securities that are actively traded in the over-the-counter market, including listed securities for which the co-managers, in consultation with the subadvisor, believe the primary market to be over-the-counter are valued by an independent agent or principal market maker.  Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange.  Futures contracts and options thereon traded on a commodities exchange of board of trade are valued at the last sale price at the closing of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price.  Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analysis media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates.  Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.    Investments in mutual funds are valued at their net assets value as of the close of the New York Stock Exchange on the date of the valuation. Short-term securities that are held in the Funds, which mature in more than 60 days are valued at current market quotations, and those short-term securities, which mature in 60 days or less are valued at, amortized cost, which approximates market value.

5.              Estimates – The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

6.              Taxes - For Federal income tax purposes, the acquiring fund and each of the target funds is treated as a separate taxpaying entity.  It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders.  Therefore, no federal income tax provision is required.  SP Balanced Fund had a capital loss carryforward of approximately $5,206,000 as of October 31, 2005, all of which will have an annual limitation on the amount of utilization under section 382 of the Internal Revenue Code of 1986, as amended.